                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-6247
                                   ---------------------------------------------

                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      4500 MAIN STREET, KANSAS CITY, MISSOURI              64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)            (Zip code)

         WILLIAM M. LYONS, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    816-531-5575
                                                    ----------------------------

Date of fiscal year end:      11-30
                          ------------------------------------------------------

Date of reporting period:     11-30-2006
                          ------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

American Century Investments
Annual Report

November 30, 2006

[photo of winter scene]

International Growth Fund
Global Growth Fund
International Value Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the annual report for the American Century
International Growth, Global Growth and International Value funds for the 12 months ended November 30, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website,
americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of the 2006 tax season, you can also find out more about tax information via a link from our website. We've posted online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   One-Year Total Returns . . . . . . . . . . . . . . . . . . . . . . . . . 2

INTERNATIONAL GROWTH

GLOBAL GROWTH

INTERNATIONAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .65
Approval of Management Agreements for International Growth

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Enrique Chang]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, INTERNATIONAL EQUITY DISCIPLINE.

MARKETS POSTED ROBUST GAINS

Global equity markets continued to demonstrate strength and resilience during the 12 months ended November 30, 2006, with indices from the U.S.'s Dow Jones
Industrials to Hong Kong's Hang Seng reaching record highs.

The gains were so robust that each of the world's 23 developed markets tracked by Morgan Stanley Capital International (MSCI) advanced, with all but New
Zealand registering a double-digit gain. The MSCI Emerging Markets Index, which tracks shares of 27 developing countries globally, also advanced, rebounding from a sharp correction that began in May to finish up 34%.

That kind of vitality in the markets was remarkable in the face of continued
high oil prices, geopolitical tensions in the Middle East, and interest-rate increases by central banks around the world.

STRONG GLOBAL ECONOMY

Developments in Europe were among the highlights of the period. The $10 trillion economy of the dozen euro-sharing nations grew the most in six years during the second quarter of 2006. That growth marked the first time since early 2001 that
European gross domestic product (GDP) topped that of the U.S., Japan, and
Britain.

Europe also benefited from better-than-expected corporate earnings, and a record-breaking $1.4 trillion in merger-and-acquisition activity. The region's exporters also gained on increased capital spending by many companies around the world. These developments helped several equity markets in Europe reach their highest levels in five years, and lifted business confidence in Germany to a
15-year high in November.

Japan and other Asian markets also gained during the period, with the MSCI AC
Asia Pacific Index rising 20.90%. Japan's growth has been driven by the fastest pace of business investment in 16 years, a show of confidence that the economy has recovered from years of stagnation.

Among emerging markets, China's GDP has hovered around 10% for four years, and the historic changes there continue to dramatically impact the global economy.
Other developing countries also advanced this year, benefiting from continued
high prices for oil and other commodities, rising income, and continued economic and political reform.

The economic growth in many countries and increasing confidence among investors stand as testament to the resilience of international markets and the global economy. We believe there are significant opportunities abroad for investors, and you can be assured that our team is dedicated to searching the world for companies to help drive investment performance.

ONE-YEAR TOTAL RETURNS FOR THE 12 MONTHS ENDED NOVEMBER 30, 2006
--------------------------------------------------------------------------------
MSCI EAFE Index                                                28.20%
--------------------------------------------------------------------------------
MSCI World Free Index                                          20.28%
--------------------------------------------------------------------------------
MSCI EM Index                                                  34.38%
--------------------------------------------------------------------------------

------
2

International Growth - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                    --------------------------------
                                         AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                            1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS              27.03%   10.19%      9.02%     10.41%         5/9/91
--------------------------------------------------------------------------------
MSCI EAFE INDEX             28.20%   14.40%      7.23%      7.56%(1)        --
--------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX      25.29%   11.78%      4.59%      5.19%(1)        --
--------------------------------------------------------------------------------
Institutional Class         27.19%   10.41%       --        8.20%       11/20/97
--------------------------------------------------------------------------------
Advisor Class               26.57%    9.91%      8.76%      9.00%        10/2/96
--------------------------------------------------------------------------------
A Class                                                                  1/31/03
  No sales charge*          26.65%     --         --       20.56%
  With sales charge*        19.41%     --         --       18.72%
--------------------------------------------------------------------------------
B Class                                                                  1/31/03
  No sales charge*          25.71%     --         --       19.66%
  With sales charge*        21.71%     --         --       19.19%
--------------------------------------------------------------------------------
C Class                     25.64%    9.06%       --        5.15%         6/4/01
--------------------------------------------------------------------------------
R Class                     26.39%     --         --       19.13%(2)     8/29/03
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
 Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 4/30/91, the date nearest the Investor Class's inception for which data are available.

(2) Class returns would have been lower if the class had not received partial reimbursements of distribution and service fees during the periods.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
3

International Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made November 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended November 30
---------------------------------------------------------------------------------------------------
                   1997    1998    1999     2000    2001     2002     2003    2004    2005    2006
---------------------------------------------------------------------------------------------------
Investor Class    18.12%  16.74%  43.22%   -2.47%  -24.18%  -14.54%  13.70%  17.45%  12.09%  27.03%
---------------------------------------------------------------------------------------------------
MSCI EAFE Index   -0.40%  16.45%  21.10%   -9.67%  -19.13%  -12.50%  24.22%  24.19%  13.25%  28.20%
---------------------------------------------------------------------------------------------------
MSCI EAFE
Growth Index      -1.03%  17.05%  23.18%  -17.66%  -23.61%  -13.53%  20.63%  19.07%  12.14%  25.29%
---------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

International Growth - Portfolio Commentary

PORTFOLIO MANAGERS: ALEX TEDDER AND KEITH CREVELING

PERFORMANCE SUMMARY

International Growth advanced 27.03%* during the 12 months ended November 30,
2006. Its benchmark, the MSCI EAFE Index, returned 28.20%. Against its peers,
International Growth outperformed the 26.78% average return of Morningstar's
Foreign Large Growth Funds category during the period**.

Strong global economic growth and the U.S. dollar's decline drove these gains.
Against that backdrop, every sector in which we invested contributed to the portfolio's total return, and all of our top-10 holdings on average during the period added value. But several sectors, notably materials, underperformed the index, ultimately causing the portfolio to lag the benchmark.

MANAGEMENT CHANGES

Portfolio manager Michael Perelstein left American Century on June 30, 2006.
Effective July 5, 2006, Alex Tedder joined Keith Creveling as a portfolio manager for International Growth. Prior to joining us, Tedder was a managing director, head of international equities, and portfolio manager for Deutsche
Asset Management Ltd. from 1994 to 2005.

TELECOM LIFTED RELATIVE RETURNS

Our telecommunication services position made the largest contribution to relative performance due to effective security selection in the wireless industry. The portfolio benefited most from our overweight position in Telenor, a Norwegian phone company with global reach.

Two other companies in the telecom sector--America Movil, which provides mobile phone service in Latin America, and China Mobile Ltd.--were also among the top-10 contributors to relative performance. Both are portfolio-only positions, meaning they are not in the index. They serve as examples of our research and analysis leading to opportunities beyond the benchmark.

BOOST FROM FINANCIALS

Financial holdings, which represented the portfolio's largest sector stake, outperformed the index and made the largest contribution to total return. The financial sector included the security that made

TOP TEN HOLDINGS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Roche Holding AG                            2.0%                  2.5%
--------------------------------------------------------------------------------
ORIX Corp.                                  1.7%                  1.8%
--------------------------------------------------------------------------------
Groupe Danone                               1.7%                  1.2%
--------------------------------------------------------------------------------
Total SA                                    1.6%                  1.8%
--------------------------------------------------------------------------------
Toyota Motor Corp.                          1.6%                  1.7%
--------------------------------------------------------------------------------
AXA SA                                      1.6%                  1.2%
--------------------------------------------------------------------------------
Tesco plc                                   1.5%                   --
--------------------------------------------------------------------------------
Novartis AG                                 1.5%                  1.6%
--------------------------------------------------------------------------------
Societe Generale                            1.4%                  1.4%
--------------------------------------------------------------------------------
Reckitt Benckiser plc                       1.4%                  1.5%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.

**The Morningstar's Foreign Large Growth Funds
  returned 12.24% and 6.57% for the five- and
  ten-year periods ended November 30, 2006,
  respectively. (c) 2006 Morningstar, Inc. All Rights
  Reserved. The information contained herein:
  (1) is proprietary to Morningstar and/or its
  content providers: (2) may not be copied or
  distributed; and (3) is not warranted to be
  accurate, complete or timely. Neither Morningstar
  nor its content providers are responsible for any
  damages or losses arising from any use of this
  information. Morningstar Rankings are based on
  risk adjusted returns.                                             (continued)

------
5

International Growth - Portfolio Commentary

the largest contribution to the portfolio's relative and absolute performance.
Shares of Man Group, a London-based fund manager, advanced 85.7% during the reporting period. Man reported that profit increased 40% during the six months through September 30, 2006.

MATERIALS LAGGED

Our investments in a few areas lagged the index. An underweight position in the materials sector, particularly among metals and mining companies, slowed relative performance most. Although our low exposure to the materials sector detracted from performance, we questioned the sustainability of recent performance among some metals and mining companies, and remained underweight.
Holdings in the chemicals industry also detracted, mostly due to a pullback in
Japan, including Nitto Denko Corp. and JSR Corp. Of the 10 companies that detracted most from relative performance, five were from Japan.

OPPORTUNITIES IN EMERGING MARKETS

While International Growth invests primarily in large companies in developed countries, we have found opportunity in emerging markets among several companies that fulfill our criteria for sustainable revenue and earnings. They include
China Mobile and China Merchants Bank, India's Reliance Communications, and CEZ
AS, a power producer in the Czech Republic. Each of these securities contributed to absolute and relative returns.

PREPARED FOR CHANGE

After the reporting period, portfolio manager Alex Tedder said, "The recent performance of the international equity markets has indeed been remarkable, and we believe the economic, political, and demographic changes under way around the world will continue to create opportunity for investors. But we have to be prepared for changes in the investment environment and economic climate, and that's why we believe it's critically important to invest in companies based on strong fundamentals and their ability to produce sustainable revenue and earnings growth, regardless of market conditions."

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Foreign Common Stocks                       99.8%                 99.4%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  0.3%                  0.8%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                         (0.1)%                (0.2)%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                           % OF                   % OF
                                        NET ASSETS             NET ASSETS
                                           AS OF                  AS OF
                                         11/30/06                5/31/06
--------------------------------------------------------------------------------
United Kingdom                             17.2%                  12.2%
--------------------------------------------------------------------------------
Japan                                      16.1%                  24.4%
--------------------------------------------------------------------------------
Switzerland                                12.4%                   9.7%
--------------------------------------------------------------------------------
France                                      9.5%                  14.3%
--------------------------------------------------------------------------------
Germany                                     5.4%                   8.2%
--------------------------------------------------------------------------------
Australia                                   4.0%                   3.6%
--------------------------------------------------------------------------------
Italy                                       3.7%                   4.2%
--------------------------------------------------------------------------------
Netherlands                                 3.4%                   2.9%
--------------------------------------------------------------------------------
Spain                                       3.0%                   1.6%
--------------------------------------------------------------------------------
Other Countries                            25.1%                  18.3%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                     0.2%                   0.6%
--------------------------------------------------------------------------------

(2) Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

------
6

International Growth - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.8%

AUSTRALIA -- 4.0%
--------------------------------------------------------------------------------
   1,721,674    BHP Billiton Ltd.(1)                                $    35,647
--------------------------------------------------------------------------------
     252,790    CSL Ltd.                                                 11,833
--------------------------------------------------------------------------------
     799,442    National Australia Bank Ltd.(1)                          24,724
--------------------------------------------------------------------------------
     998,460    QBE Insurance Group Ltd.                                 20,405
--------------------------------------------------------------------------------
     353,484    Rio Tinto Ltd.(1)                                        20,703
--------------------------------------------------------------------------------
                                                                        113,312
--------------------------------------------------------------------------------

AUSTRIA -- 0.9%
--------------------------------------------------------------------------------
     356,919    Erste Bank der Oesterreichischen
                Sparkassen AG(1)                                         26,012
--------------------------------------------------------------------------------

BELGIUM -- 0.7%
--------------------------------------------------------------------------------
     176,315    KBC Groupe                                               19,844
--------------------------------------------------------------------------------

BRAZIL -- 1.1%
--------------------------------------------------------------------------------
     348,360    Petroleo Brasileiro SA ADR                               32,798
--------------------------------------------------------------------------------

CZECH REPUBLIC -- 1.0%
--------------------------------------------------------------------------------
     615,520    CEZ AS(2)                                                27,423
--------------------------------------------------------------------------------

DENMARK -- 0.3%
--------------------------------------------------------------------------------
     256,010    Vestas Wind Systems AS(2)                                 9,885
--------------------------------------------------------------------------------

FINLAND -- 2.0%
--------------------------------------------------------------------------------
     758,150    Fortum Oyj                                               22,168
--------------------------------------------------------------------------------
     401,010    Kone Oyj(1)                                              20,523
--------------------------------------------------------------------------------
     334,970    Metso Oyj                                                15,435
--------------------------------------------------------------------------------
                                                                         58,126
--------------------------------------------------------------------------------

FRANCE -- 9.5%
--------------------------------------------------------------------------------
     347,879    Accor SA(1)                                              25,302
--------------------------------------------------------------------------------
   1,175,588    AXA SA                                                   44,544
--------------------------------------------------------------------------------
     131,069    Essilor International SA Cie
                Generale D'Optique                                       14,083
--------------------------------------------------------------------------------
     309,719    Groupe Danone(1)                                         47,680
--------------------------------------------------------------------------------
     143,993    PPR SA(1)                                                21,977
--------------------------------------------------------------------------------
     242,636    Societe Generale(1)                                      40,664
--------------------------------------------------------------------------------
     643,146    Total SA(1)                                              45,628
--------------------------------------------------------------------------------
     474,518    Veolia Environnement(1)                                  31,428
--------------------------------------------------------------------------------
                                                                        271,306
--------------------------------------------------------------------------------

GERMANY -- 5.4%
--------------------------------------------------------------------------------
     105,900    Deutsche Boerse AG                                       17,734
--------------------------------------------------------------------------------
     270,581    Fresenius Medical Care AG                                36,325
--------------------------------------------------------------------------------
     218,218    Hochtief AG(1)                                           14,649
--------------------------------------------------------------------------------
     242,057    Hypo Real Estate Holding AG                              14,091
--------------------------------------------------------------------------------
     270,700    Linde AG(1)                                              26,679
--------------------------------------------------------------------------------
      78,858    MAN AG                                                    7,521
--------------------------------------------------------------------------------
      87,531    SAP AG                                                   18,306
--------------------------------------------------------------------------------
     187,880    Siemens AG                                               17,890
--------------------------------------------------------------------------------
                                                                        153,195
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

GREECE -- 2.5%
--------------------------------------------------------------------------------
   1,257,870    Hellenic Telecommunications
                Organization SA(2)                                  $    36,562
--------------------------------------------------------------------------------
     768,230    National Bank of Greece SA                               35,236
--------------------------------------------------------------------------------
                                                                         71,798
--------------------------------------------------------------------------------

HONG KONG -- 2.1%
--------------------------------------------------------------------------------
   2,768,500    China Mobile Ltd.                                        23,276
--------------------------------------------------------------------------------
   1,782,000    Esprit Holdings Ltd.(1)                                  18,475
--------------------------------------------------------------------------------
   6,236,800    Li & Fung Ltd.(1)                                        18,120
--------------------------------------------------------------------------------
                                                                         59,871
--------------------------------------------------------------------------------

INDIA -- 2.3%
--------------------------------------------------------------------------------
     470,300    Infosys Technologies Ltd.                                22,993
--------------------------------------------------------------------------------
   2,341,180    Reliance Communication
                Ventures Ltd.(2)                                         22,522
--------------------------------------------------------------------------------
     754,830    Tata Consultancy Services Ltd.                           20,171
--------------------------------------------------------------------------------
                                                                         65,686
--------------------------------------------------------------------------------

IRELAND -- 1.8%
--------------------------------------------------------------------------------
   1,168,690    Anglo Irish Bank Corp. plc                               22,219
--------------------------------------------------------------------------------
     383,684    Ryanair Holdings plc ADR(1)(2)                           29,386
--------------------------------------------------------------------------------
                                                                         51,605
--------------------------------------------------------------------------------

ITALY -- 3.7%
--------------------------------------------------------------------------------
   1,263,645    Banco Popolare di Verona
                e Novara Scrl(1)                                         35,525
--------------------------------------------------------------------------------
     631,639    ENI SpA                                                  20,687
--------------------------------------------------------------------------------
     145,000    Fastweb                                                   7,530
--------------------------------------------------------------------------------
     676,678    Luxottica Group SpA(1)                                   20,530
--------------------------------------------------------------------------------
     819,694    Saipem SpA(1)                                            20,655
--------------------------------------------------------------------------------
                                                                        104,927
--------------------------------------------------------------------------------

JAPAN -- 16.1%
--------------------------------------------------------------------------------
     232,400    Astellas Pharma Inc.                                     10,159
--------------------------------------------------------------------------------
   3,118,000    Bank of Yokohama Ltd. (The)                              23,892
--------------------------------------------------------------------------------
     456,400    Canon, Inc.                                              24,131
--------------------------------------------------------------------------------
     880,150    Daiei Inc. (The)(1)(2)                                   15,549
--------------------------------------------------------------------------------
     124,500    Fanuc Ltd.                                               11,347
--------------------------------------------------------------------------------
     261,800    Hoya Corp.                                               10,313
--------------------------------------------------------------------------------
     973,700    JTEKT Corp.                                              19,683
--------------------------------------------------------------------------------
       2,130    KDDI Corp.                                               14,242
--------------------------------------------------------------------------------
     712,300    Konami Corp.(1)                                          20,491
--------------------------------------------------------------------------------
     273,000    Leopalace21 Corp.                                         9,174
--------------------------------------------------------------------------------
   1,293,000    Matsushita Electric Works, Ltd.(1)                       14,532
--------------------------------------------------------------------------------
   3,189,000    Mitsubishi Electric Corp.                                29,011
--------------------------------------------------------------------------------
       2,038    Mitsubishi UFJ
                Financial Group, Inc.                                    26,057
--------------------------------------------------------------------------------
     188,700    Murata Manufacturing Co. Ltd.(1)                         12,878
--------------------------------------------------------------------------------
      62,300    Nintendo Co., Ltd.                                       14,854
--------------------------------------------------------------------------------
     182,110    ORIX Corp.                                               49,873
--------------------------------------------------------------------------------
   2,309,000    Sekisui Chemical Co. Ltd.                                19,508
--------------------------------------------------------------------------------
     466,400    Shin-Etsu Chemical Co., Ltd.                             30,823
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
7

International Growth - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------
     863,000    Sumitomo Realty &
                Development Co. Ltd.                                $    27,510
--------------------------------------------------------------------------------
   1,428,000    Tokyo Tatemono Co. Ltd.(1)                               15,346
--------------------------------------------------------------------------------
     746,400    Toyota Motor Corp.(1)                                    45,266
--------------------------------------------------------------------------------
     169,070    Yamada Denki Co. Ltd.(1)                                 16,023
--------------------------------------------------------------------------------
                                                                        460,662
--------------------------------------------------------------------------------

MEXICO -- 1.1%
--------------------------------------------------------------------------------
     711,512    America Movil SA de CV
                Series L ADR                                             31,641
--------------------------------------------------------------------------------

NETHERLANDS -- 3.4%
--------------------------------------------------------------------------------
     599,690    ASML Holding N.V.(2)                                     14,905
--------------------------------------------------------------------------------
     837,086    ING Groep N.V. CVA                                       35,699
--------------------------------------------------------------------------------
     435,970    Koninklijke Philips
                Electronics N.V.                                         16,225
--------------------------------------------------------------------------------
     600,983    Royal Numico N.V.(1)                                     30,997
--------------------------------------------------------------------------------
                                                                         97,826
--------------------------------------------------------------------------------

NORWAY -- 2.3%
--------------------------------------------------------------------------------
     170,040    Aker Kvaerner ASA(1)                                     19,444
--------------------------------------------------------------------------------
     572,630    Statoil ASA                                              15,905
--------------------------------------------------------------------------------
   1,704,357    Telenor ASA                                              29,276
--------------------------------------------------------------------------------
                                                                         64,625
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.8%
--------------------------------------------------------------------------------
  11,460,000    China Merchants
                Bank Co. Ltd. Cl H(1)(2)                                 22,010
--------------------------------------------------------------------------------

SINGAPORE -- 1.4%
--------------------------------------------------------------------------------
   1,715,000    Keppel Corp. Ltd.                                        19,375
--------------------------------------------------------------------------------
   1,626,000    United Overseas Bank Ltd.                                19,637
--------------------------------------------------------------------------------
                                                                         39,012
--------------------------------------------------------------------------------

SOUTH KOREA -- 1.5%
--------------------------------------------------------------------------------
     197,100    Hyundai Motor Company                                    14,925
--------------------------------------------------------------------------------
      41,290    Samsung Electronics                                      28,335
--------------------------------------------------------------------------------
                                                                         43,260
--------------------------------------------------------------------------------

SPAIN -- 3.0%
--------------------------------------------------------------------------------
   1,468,936    Cintra Concesiones de
                Infraestructuras de
                Transporte SA(1)                                         24,579
--------------------------------------------------------------------------------
     575,529    Inditex SA(1)                                            29,180
--------------------------------------------------------------------------------
   1,537,970    Telefonica SA                                            31,155
--------------------------------------------------------------------------------
                                                                         84,914
--------------------------------------------------------------------------------

SWEDEN -- 1.5%
--------------------------------------------------------------------------------
     507,720    Swedbank AB A Shares                                     17,802
--------------------------------------------------------------------------------
   6,232,370    Telefonaktiebolaget LM
                Ericsson Cl B(1)                                         24,129
--------------------------------------------------------------------------------
                                                                         41,931
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

SWITZERLAND -- 12.4%
--------------------------------------------------------------------------------
   2,035,935    ABB Ltd.                                            $    32,883
--------------------------------------------------------------------------------
     537,669    Adecco SA(1)                                             35,634
--------------------------------------------------------------------------------
     615,269    Compagnie Financiere
                Richemont AG Cl A                                        33,150
--------------------------------------------------------------------------------
     528,280    Credit Suisse Group                                      34,945
--------------------------------------------------------------------------------
     337,670    Holcim Ltd.                                              30,300
--------------------------------------------------------------------------------
     130,460    Julius Baer Holding AG                                   13,884
--------------------------------------------------------------------------------
      39,560    Nestle SA                                                13,968
--------------------------------------------------------------------------------
     724,185    Novartis AG                                              42,222
--------------------------------------------------------------------------------
     318,729    Roche Holding AG                                         57,597
--------------------------------------------------------------------------------
     161,340    Syngenta AG                                              28,388
--------------------------------------------------------------------------------
     509,714    UBS AG                                                   30,654
--------------------------------------------------------------------------------
                                                                        353,625
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.8%
--------------------------------------------------------------------------------
   8,325,000    Acer Inc.                                                17,960
--------------------------------------------------------------------------------
   4,714,800    Hon Hai Precision
                Industry Co., Ltd.                                       34,317
--------------------------------------------------------------------------------
                                                                         52,277
--------------------------------------------------------------------------------

UNITED KINGDOM -- 17.2%
--------------------------------------------------------------------------------
   1,491,093    Amvescap plc                                             16,122
--------------------------------------------------------------------------------
   2,746,851    Barclays plc                                             36,748
--------------------------------------------------------------------------------
   2,205,889    BG Group plc                                             29,684
--------------------------------------------------------------------------------
   1,272,240    BP plc                                                   14,356
--------------------------------------------------------------------------------
   2,555,010    BT Group plc                                             14,278
--------------------------------------------------------------------------------
   2,816,766    Burberry Group plc                                       33,337
--------------------------------------------------------------------------------
   2,665,397    Capita Group plc                                         30,051
--------------------------------------------------------------------------------
   3,598,363    Carphone Warehouse Group plc                             19,135
--------------------------------------------------------------------------------
     620,000    Experian Group Ltd.                                       7,119
--------------------------------------------------------------------------------
     926,382    GlaxoSmithKline plc                                      24,604
--------------------------------------------------------------------------------
   2,918,210    International Power plc                                  19,462
--------------------------------------------------------------------------------
   3,472,854    Man Group plc                                            32,361
--------------------------------------------------------------------------------
   2,141,655    Marks & Spencer Group plc                                28,756
--------------------------------------------------------------------------------
     756,880    Pearson plc                                              11,167
--------------------------------------------------------------------------------
   1,432,040    Prudential plc                                           18,595
--------------------------------------------------------------------------------
     908,751    Reckitt Benckiser plc                                    40,411
--------------------------------------------------------------------------------
   1,473,370    Reuters Group plc                                        13,107
--------------------------------------------------------------------------------
     630,265    Royal Bank of Scotland
                Group plc                                                22,823
--------------------------------------------------------------------------------
   1,050,360    SABMiller plc                                            21,950
--------------------------------------------------------------------------------
     476,710    Standard Chartered plc                                   13,673
--------------------------------------------------------------------------------
   5,690,570    Tesco plc                                                43,769
--------------------------------------------------------------------------------
                                                                        491,508
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $2,094,687)                                                     2,849,079
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
8

International Growth - Schedule of Investments

NOVEMBER 30, 2006

                              ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.3%

Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by
various U.S. Treasury obligations,
2.375%, 1/15/25, valued at $8,677),
in a joint trading account at 5.25%,
dated 11/30/06, due 12/1/06
(Delivery value $8,501)
(Cost $8,500)                                                       $     8,500
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(3) -- 17.0%

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.31%, dated 11/30/06,
due 12/1/06 (Delivery value $111,016)                                   111,000
--------------------------------------------------------------------------------

Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.32%, dated 11/30/06,
due 12/1/06 (Delivery value $126,019)                                   126,000
--------------------------------------------------------------------------------

Repurchase Agreement, Citigroup Global
Markets Inc., (collateralized by various
U.S. Government Agency obligations
in a pooled account at the lending
agent), 5.32%, dated 11/30/06,
due 12/1/06 (Delivery value $200,030)                                   200,000
--------------------------------------------------------------------------------

Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.31%, dated 11/30/06,
due 12/1/06 (Delivery value $47,323)                                     47,316
--------------------------------------------------------------------------------

TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $484,316)                                                         484,316
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 117.1%
(Cost $2,587,503)                                                     3,341,895
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- (17.1)%                                             (487,194)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                          $ 2,854,701
================================================================================

MARKET SECTOR DIVERSIFICATION

(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                              26.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                                  14.0%
--------------------------------------------------------------------------------
Industrials                                                             11.9%
--------------------------------------------------------------------------------
Information Technology                                                   9.2%
--------------------------------------------------------------------------------
Telecommunications Services                                              7.4%
--------------------------------------------------------------------------------
Energy                                                                   7.0%
--------------------------------------------------------------------------------
Consumer Staples                                                         7.0%
--------------------------------------------------------------------------------
Health Care                                                              6.9%
--------------------------------------------------------------------------------
Materials                                                                6.0%
--------------------------------------------------------------------------------
Utilities                                                                3.5%
--------------------------------------------------------------------------------
Cash and Equivalents(+)                                                  0.2%
--------------------------------------------------------------------------------

(+)Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen

(1) Security, or a portion thereof, was on loan as of November 30, 2006.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
9

Global Growth - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                           ----------------------
                                           AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE        INCEPTION
                                1 YEAR     5 YEARS     INCEPTION        DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                  19.30%      11.43%      11.44%         12/1/98
--------------------------------------------------------------------------------
MSCI WORLD FREE INDEX           20.28%       9.66%       5.11%(2)
--------------------------------------------------------------------------------
Institutional Class             19.50%      11.68%       2.83%          8/1/00
--------------------------------------------------------------------------------
Advisor Class                   18.97%      11.16%       9.89%          2/5/99
--------------------------------------------------------------------------------
A Class                                                                12/1/05
  No sales charge*                --          --        17.10%(1)
  With sales charge*              --          --        10.37%(1)
--------------------------------------------------------------------------------
B Class                                                                12/1/05
  No sales charge*                --          --        16.29%(1)
  With sales charge*              --          --        11.29%(1)
--------------------------------------------------------------------------------
C Class                         18.04%        --        11.13%          3/1/02
--------------------------------------------------------------------------------
R Class                         18.79%        --        18.65%         7/29/05
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
 Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Since 11/30/98, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
10

Global Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made December 1, 1998

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
----------------------------------------------------------------------------------------
                         1999*   2000    2001     2002     2003    2004    2005    2006
----------------------------------------------------------------------------------------
Investor Class          66.60%   8.81%  -23.62%  -12.78%  20.22%  15.59%  18.87%  19.30%
----------------------------------------------------------------------------------------
MSCI World Free Index   21.11%  -7.64%  -16.01%  -15.27%  19.17%  17.43%  11.20%  20.28%
----------------------------------------------------------------------------------------

* From 12/1/98, the Investor Class's inception date. Index data from 11/30/98, the date nearest the Investor Class's inception for which data are available.
  Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

Global Growth - Portfolio Commentary

PORTFOLIO MANAGERS: KEITH CREVELING AND HELEN O'DONNELL

PERFORMANCE SUMMARY

Global Growth advanced 19.30%* during the 12 months ended November 30, 2006, while its benchmark, the MSCI World Free Index, returned 20.28%. Against its peers, Global Growth outperformed the 18.16% average return of Lipper's Global
Large-Capitalization Growth Funds during the period**.

The gains came during a period in which many of the world's markets demonstrated resilience, advancing in the face of rising interest rates, continued high energy prices, and geopolitical tension in the Middle East and elsewhere.

Against that backdrop, every sector in which Global Growth was invested contributed to total return, and all top-10 holdings on average during the period added value. Currency played a role, as the dollar's decline versus other currencies increased the portfolio's return.

STRONG SECURITY SELECTION

Our gains during the period were due mostly to superior stock selection, particularly among financial holdings. The United Kingdom's Man Group, for example, contributed more to relative and absolute performance than any other security. Indeed, three of the top-10 contributing securities to Global Growth's relative performance were in the financials sector. Man Group, an asset manager in the capital markets industry, reported record profit during the period as its increasing assets under management led to higher earnings. Japan's Sumitomo
Realty and Development benefited from a resurgent Tokyo real estate market. And
China Construction Bank advanced on increased demand for financial services in the world's fastest-growing major economy. However, when China Construction
Bank's stock price far exceeded reasonable expectations, even considering its great results, we sold the position. Overall, financials made the largest contribution to relative performance and return.

GOING BEYOND THE BENCHMARK

Global Growth has the ability to invest in successful companies anywhere in the world that can drive investment performance. During the 12-month period, our research and analysis led to numerous holdings that we call "portfolio-only,"
meaning they are not listed in the benchmark. Many of those companies boosted performance, including America Movil, which provides

TOP TEN HOLDINGS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Cisco Systems Inc.                          2.1%                   --
--------------------------------------------------------------------------------
Schlumberger Ltd.                           2.0%                  2.0%
--------------------------------------------------------------------------------
American Express Co.                        2.0%                  1.4%
--------------------------------------------------------------------------------
Comcast Corporation Cl A                    1.9%                   --
--------------------------------------------------------------------------------
American Tower Corp. Cl A                   1.8%                  1.3%
--------------------------------------------------------------------------------
National Bank
of Greece SA                                1.8%                  1.2%
--------------------------------------------------------------------------------
ORIX Corp.                                  1.8%                  2.0%
--------------------------------------------------------------------------------
Alliance Data
Systems Corp.                               1.7%                   --
--------------------------------------------------------------------------------
Boeing Co.                                  1.7%                  1.3%
--------------------------------------------------------------------------------
Automatic Data
Processing, Inc.                            1.6%                  1.1%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.

**The Lipper Global Large-Capitalization Growth
  Funds returned 7.32% for the five-year period
  ended November 30, 2006.                                           (continued)

------
12

Global Growth - Portfolio Commentary

mobile phone service in Latin America, and Taiwan's Hon Hai Precision Corp.,
which makes iPod music players and other electronic devices. Of the 10 securities that contributed most to relative performance, five were portfolio-only, a testament to Global Growth's ability to go beyond the benchmark.

HEALTH CARE LAGGED

Of course, not all positions worked out favorably. Global Growth's health care holdings detracted most from relative performance partly because of the portfolio's overweight positions in Aetna Inc. and UnitedHealth Group Inc. Both companies were long-time holdings that had contributed to Global Growth in the past, but early in the period they were among the portfolio's biggest detractors, and we eliminated the positions. Both face increasingly unfavorable cost trends, which dim their profit growth potential. We maintained our position, however, in Genentech Inc., even though the company detracted from performance. Genentech, a biotechnology company, fell early in the period, but subsequently reported increasing profits on strong sales of its cancer-fighting drugs.

In terms of single-security detractors, the portfolio's position in XM Satellite
Radio Inc. detracted most from relative and absolute performance. Most of the damage was done early in the period, when XM, the biggest U.S. pay-radio service, reported a loss as the company spent more on programming and promotions to add subscribers. We eliminated the position.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

As of November 30, 2006, opportunities and positions in specific companies resulted in corresponding overweight positions in the information technology, industrials, and consumer discretionary sectors. At the same time, we remained underweight in sectors with companies that don't meet our criteria for accelerating growth, such as utilities.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Foreign Common Stocks                       58.8%                 59.9%
--------------------------------------------------------------------------------
U.S. Common Stocks                          41.2%                 38.7%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                        100.0%                 98.6%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  0.3%                  0.9%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                         (0.3)%                  0.5%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
United States                              41.2%                 38.7%
--------------------------------------------------------------------------------
Switzerland                                 7.8%                  6.2%
--------------------------------------------------------------------------------
Japan                                       7.4%                 12.1%
--------------------------------------------------------------------------------
United Kingdom                              7.1%                  8.0%
--------------------------------------------------------------------------------
France                                      5.0%                  5.5%
--------------------------------------------------------------------------------
Netherlands                                 3.5%                  3.8%
--------------------------------------------------------------------------------
Germany                                     3.4%                  4.8%
--------------------------------------------------------------------------------
India                                       2.8%                  1.4%
--------------------------------------------------------------------------------
Italy                                       2.6%                  1.0%
--------------------------------------------------------------------------------
Taiwan (Republic of China)                  2.1%                  1.7%
--------------------------------------------------------------------------------
Other Countries                            17.1%                 15.4%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                    --(3)                  1.4%
--------------------------------------------------------------------------------

(2) Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

(3) Category is less than 0.05% of total net assets.

------
13

Global Growth - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 100.0%

AUSTRALIA -- 1.5%
--------------------------------------------------------------------------------
     311,685    BHP Billiton Ltd.(1)                                $     6,454
--------------------------------------------------------------------------------

AUSTRIA -- 1.5%
--------------------------------------------------------------------------------
      91,300    Erste Bank der
                Oesterreichischen Sparkassen AG                           6,654
--------------------------------------------------------------------------------

BELGIUM -- 1.1%
--------------------------------------------------------------------------------
      43,600    KBC Groupe                                                4,907
--------------------------------------------------------------------------------

CANADA -- 1.3%
--------------------------------------------------------------------------------
      75,521    Suncor Energy Inc.(1)                                     5,955
--------------------------------------------------------------------------------

CHANNEL ISLANDS -- 1.0%
--------------------------------------------------------------------------------
     111,630    Amdocs Ltd.(2)                                            4,303
--------------------------------------------------------------------------------

CZECH REPUBLIC -- 0.8%
--------------------------------------------------------------------------------
      78,660    CEZ AS(2)                                                 3,505
--------------------------------------------------------------------------------

DENMARK -- 0.3%
--------------------------------------------------------------------------------
      39,480    Vestas Wind Systems AS(2)                                 1,524
--------------------------------------------------------------------------------

FRANCE -- 5.0%
--------------------------------------------------------------------------------
      67,960    Accor SA                                                  4,943
--------------------------------------------------------------------------------
     110,171    AXA SA                                                    4,174
--------------------------------------------------------------------------------
      39,190    Societe Generale(1)                                       6,568
--------------------------------------------------------------------------------
      31,100    Total SA(1)                                               2,206
--------------------------------------------------------------------------------
      33,000    Vinci SA(1)                                               4,147
--------------------------------------------------------------------------------
                                                                         22,038
--------------------------------------------------------------------------------

GERMANY -- 3.4%
--------------------------------------------------------------------------------
      27,610    Deutsche Boerse AG                                        4,624
--------------------------------------------------------------------------------
      37,400    Fresenius Medical Care AG                                 5,021
--------------------------------------------------------------------------------
      24,720    SAP AG                                                    5,170
--------------------------------------------------------------------------------
                                                                         14,815
--------------------------------------------------------------------------------

GREECE -- 1.8%
--------------------------------------------------------------------------------
     169,980    National Bank of Greece SA                                7,796
--------------------------------------------------------------------------------

HONG KONG -- 1.8%
--------------------------------------------------------------------------------
     466,000    Esprit Holdings Ltd.                                      4,832
--------------------------------------------------------------------------------
   1,034,000    Li & Fung Ltd.                                            3,004
--------------------------------------------------------------------------------
                                                                          7,836
--------------------------------------------------------------------------------

INDIA -- 2.8%
--------------------------------------------------------------------------------
     275,000    Bharti Airtel Ltd.(2)                                     4,022
--------------------------------------------------------------------------------
      72,000    Infosys Technologies Ltd. ADR(1)                          3,854
--------------------------------------------------------------------------------
     164,722    Tata Consultancy Services Ltd.                            4,402
--------------------------------------------------------------------------------
                                                                         12,278
--------------------------------------------------------------------------------

IRELAND -- 1.0%
--------------------------------------------------------------------------------
     229,894    Anglo Irish Bank Corp. plc                                4,371
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

ITALY -- 2.6%
--------------------------------------------------------------------------------
     197,240    Banco Popolare di
                Verona e Novara Scrl(1)                             $     5,545
--------------------------------------------------------------------------------
     237,890    Saipem SpA                                                5,995
--------------------------------------------------------------------------------
                                                                         11,540
--------------------------------------------------------------------------------

JAPAN -- 7.4%
--------------------------------------------------------------------------------
     210,000    JTEKT Corp.(1)                                            4,245
--------------------------------------------------------------------------------
     370,000    Mitsubishi Electric Corp.                                 3,366
--------------------------------------------------------------------------------
       5,700    Nintendo Co., Ltd.                                        1,359
--------------------------------------------------------------------------------
      28,070    ORIX Corp.                                                7,687
--------------------------------------------------------------------------------
     499,000    Sekisui Chemical Co. Ltd.                                 4,216
--------------------------------------------------------------------------------
     463,000    Sumitomo Chemical Company, Ltd.                           3,112
--------------------------------------------------------------------------------
     173,000    Sumitomo Realty &
                Development Co. Ltd.                                      5,515
--------------------------------------------------------------------------------
      31,110    Yamada Denki Co. Ltd.(1)                                  2,948
--------------------------------------------------------------------------------
                                                                         32,448
--------------------------------------------------------------------------------

MEXICO -- 1.5%
--------------------------------------------------------------------------------
     147,150    America Movil SA de CV
                Series L ADR                                              6,544
--------------------------------------------------------------------------------

NETHERLANDS -- 3.5%
--------------------------------------------------------------------------------
      30,294    ING Groep N.V. CVA                                        1,292
--------------------------------------------------------------------------------
      98,000    Royal Numico N.V.(1)                                      5,054
--------------------------------------------------------------------------------
     130,870    Schlumberger Ltd.                                         8,961
--------------------------------------------------------------------------------
                                                                         15,307
--------------------------------------------------------------------------------

NORWAY -- 0.6%
--------------------------------------------------------------------------------
     157,630    Telenor ASA                                               2,708
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 0.6%
--------------------------------------------------------------------------------
      90,122    OAO TMK GDR(2)                                            2,659
--------------------------------------------------------------------------------

SPAIN -- 1.1%
--------------------------------------------------------------------------------
     297,771    Cintra Concesiones de
                Infraestructuras de Transporte SA(1)                      4,983
--------------------------------------------------------------------------------

SWEDEN -- 1.2%
--------------------------------------------------------------------------------
   1,362,100    Telefonaktiebolaget LM
                Ericsson Cl B                                             5,273
--------------------------------------------------------------------------------

SWITZERLAND -- 7.8%
--------------------------------------------------------------------------------
     303,250    ABB Ltd.                                                  4,898
--------------------------------------------------------------------------------
      68,340    Adecco SA(1)                                              4,529
--------------------------------------------------------------------------------
      81,460    Compagnie Financiere
                Richemont AG Cl A                                         4,389
--------------------------------------------------------------------------------
      30,540    Julius Baer Holding AG                                    3,250
--------------------------------------------------------------------------------
      55,810    Novartis AG                                               3,254
--------------------------------------------------------------------------------
      15,000    Phonak Holding AG                                         1,122
--------------------------------------------------------------------------------
      30,260    Roche Holding AG                                          5,469
--------------------------------------------------------------------------------
      22,550    Syngenta AG                                               3,968
--------------------------------------------------------------------------------
      52,854    UBS AG                                                    3,179
--------------------------------------------------------------------------------
                                                                         34,058
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
14

Global Growth - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 2.1%
--------------------------------------------------------------------------------
     820,800    Hon Hai Precision
                Industry Co., Ltd.                                  $     5,975
--------------------------------------------------------------------------------
   5,000,000    ProMOS Technologies Inc.(2)                               2,248
--------------------------------------------------------------------------------
     548,000    Quanta Computer Inc.                                        955
--------------------------------------------------------------------------------
                                                                          9,178
--------------------------------------------------------------------------------

UNITED KINGDOM -- 7.1%
--------------------------------------------------------------------------------
     260,200    Amvescap plc                                              2,813
--------------------------------------------------------------------------------
     489,458    Burberry Group plc                                        5,793
--------------------------------------------------------------------------------
     391,190    Carphone Warehouse Group plc                              2,080
--------------------------------------------------------------------------------
     764,412    Man Group plc                                             7,124
--------------------------------------------------------------------------------
     155,765    Reckitt Benckiser plc                                     6,927
--------------------------------------------------------------------------------
      44,000    Rio Tinto plc                                             2,348
--------------------------------------------------------------------------------
     108,210    Royal Bank of Scotland Group plc                          3,918
--------------------------------------------------------------------------------
                                                                         31,003
--------------------------------------------------------------------------------

UNITED STATES -- 41.2%
--------------------------------------------------------------------------------
      87,740    Air Products & Chemicals, Inc.                            6,066
--------------------------------------------------------------------------------
      44,590    Akamai Technologies, Inc.(1)(2)                           2,179
--------------------------------------------------------------------------------
      55,100    Allergan, Inc.                                            6,423
--------------------------------------------------------------------------------
     118,170    Alliance Data Systems Corp.(2)                            7,647
--------------------------------------------------------------------------------
     150,990    American Express Co.                                      8,865
--------------------------------------------------------------------------------
     209,770    American Tower Corp. Cl A(2)                              7,943
--------------------------------------------------------------------------------
     148,500    Automatic Data Processing, Inc.                           7,162
--------------------------------------------------------------------------------
      85,690    Boeing Co.                                                7,586
--------------------------------------------------------------------------------
     336,330    Cisco Systems Inc.(2)                                     9,041
--------------------------------------------------------------------------------
      61,500    CIT Group Inc.                                            3,199
--------------------------------------------------------------------------------
      79,410    Colgate-Palmolive Co.                                     5,166
--------------------------------------------------------------------------------
     203,580    Comcast Corporation Cl A(2)                               8,238
--------------------------------------------------------------------------------
      31,500    Corporate Executive
                Board Co. (The)                                           2,981
--------------------------------------------------------------------------------
      59,200    Danaher Corp.                                             4,329
--------------------------------------------------------------------------------
      59,320    Exxon Mobil Corp.                                         4,557
--------------------------------------------------------------------------------
      46,500    FMC Technologies Inc.(2)                                  2,790
--------------------------------------------------------------------------------
      26,430    Genentech, Inc.(2)                                        2,161
--------------------------------------------------------------------------------
      30,030    Goldman Sachs Group, Inc. (The)                           5,850
--------------------------------------------------------------------------------
       7,930    Google Inc. Cl A(2)                                       3,845
--------------------------------------------------------------------------------
     161,450    Hewlett-Packard Co.                                       6,371
--------------------------------------------------------------------------------
      46,700    ITT Educational Services Inc.(2)                          3,202
--------------------------------------------------------------------------------
      61,500    Kohl's Corp.(2)                                           4,280
--------------------------------------------------------------------------------
      77,900    Laboratory Corp.
                of America Holdings(2)                                    5,515
--------------------------------------------------------------------------------
      42,500    Lamar Advertising Co. Cl A(1)(2)                          2,565
--------------------------------------------------------------------------------
      43,000    Manor Care, Inc.(1)                                       2,043
--------------------------------------------------------------------------------
      55,620    Manpower Inc.                                             3,949
--------------------------------------------------------------------------------
      77,500    McKesson Corp.                                            3,829
--------------------------------------------------------------------------------
      38,400    Millipore Corp.(2)                                        2,627
--------------------------------------------------------------------------------
      84,620    Network Appliance, Inc.(2)                                3,318
--------------------------------------------------------------------------------
     151,000    News Corp. Cl B(1)                                        3,251
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                         Value
--------------------------------------------------------------------------------
      95,320    NVIDIA Corp.(2)                                     $     3,526
--------------------------------------------------------------------------------
      51,920    PepsiCo, Inc.                                             3,217
--------------------------------------------------------------------------------
      89,330    Precision Castparts Corp.                                 6,741
--------------------------------------------------------------------------------
      65,870    Principal Financial Group                                 3,804
--------------------------------------------------------------------------------
      66,000    Scientific Games Corp. Cl A(1)(2)                         1,917
--------------------------------------------------------------------------------
      86,704    Spirit Aerosystems
                Holdings Inc. Cl A(1)(2)                                  2,527
--------------------------------------------------------------------------------
      56,250    Textron Inc.                                              5,482
--------------------------------------------------------------------------------
      40,500    United Technologies Corp.                                 2,613
--------------------------------------------------------------------------------
      66,000    Walt Disney Co. (The)                                     2,181
--------------------------------------------------------------------------------
      59,770    Wells Fargo & Co.                                         2,106
--------------------------------------------------------------------------------
                                                                        181,092
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $329,952)                                                         439,229
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.3%

Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 2.375%, 1/15/25,
valued at $1,429), in a joint trading account
at 5.25%, dated 11/30/06, due 12/1/06
(Delivery value $1,400)
(Cost $1,400)                                                             1,400
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(3) -- 12.7%

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.31%, dated 11/30/06,
due 12/1/06 (Delivery value $12,502)                                     12,500
--------------------------------------------------------------------------------

Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.32%, dated 11/30/06,
due 12/1/06 (Delivery value $20,003)                                     20,000
--------------------------------------------------------------------------------

Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.31%, dated 11/30/06,
due 12/1/06 (Delivery value $23,073)                                     23,070
--------------------------------------------------------------------------------

TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $55,570)                                                           55,570
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 113.0%
(Cost $386,922)                                                         496,199
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- (13.0)%                                              (57,176)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                          $   439,023
================================================================================

See Notes to Financial Statements.                                   (continued)

------
15

Global Growth - Schedule of Investments

NOVEMBER 30, 2006

MARKET SECTOR DIVERSIFICATION

(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                            23.5%
--------------------------------------------------------------------------------
Information Technology                                                17.5%
--------------------------------------------------------------------------------
Industrials                                                           14.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                13.2%
--------------------------------------------------------------------------------
Health Care                                                            8.5%
--------------------------------------------------------------------------------
Energy                                                                 7.5%
--------------------------------------------------------------------------------
Materials                                                              5.0%
--------------------------------------------------------------------------------
Telecommunication Services                                             4.8%
--------------------------------------------------------------------------------
Consumer Staples                                                       4.6%
--------------------------------------------------------------------------------
Utilities                                                              0.8%
--------------------------------------------------------------------------------
Cash and Equivalents(1)                                                 --(2)
--------------------------------------------------------------------------------

(1) Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

(2) Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
GDR = Global Depositary Receipt

(1) Security, or a portion thereof, was on loan as of November 30, 2006.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
16

International Value - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                        ----------------------------
                                           AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                           8 MONTHS(1)   1 YEAR   5 YEAR   INCEPTION      DATE
--------------------------------------------------------------------------------
A CLASS(2)                                                              3/31/97
  No sales charge*           12.99%      28.36%   13.16%    6.23%
  With sales charge*          6.53%      21.01%   11.82%    5.58%
--------------------------------------------------------------------------------
MSCI EAFE INDEX              11.97%      28.20%   14.40%    7.81%         --
--------------------------------------------------------------------------------
Investor Class                 --          --       --     11.75%(3)     4/3/06
--------------------------------------------------------------------------------
Institutional Class            --          --       --     11.91%(3)     4/3/06
--------------------------------------------------------------------------------
B Class(2)                                                              3/31/97
  No sales charge*           12.55%      27.49%   12.39%    5.53%
  With sales charge*          7.55%      23.49%   12.26%    5.53%
--------------------------------------------------------------------------------
C Class                                                                  4/3/06
  No sales charge*             --          --       --     11.05%(3)
  With sales charge*           --          --       --     10.05%(3)
--------------------------------------------------------------------------------
R Class                        --          --       --     11.36%(3)     4/3/06
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
 Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The
 SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

 International Value acquired all the net assets of the Mason Street
 International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 15, 2006.
 Performance information prior to April 1, 2006 is that of the Mason Street
 International Equity Fund.

(1) Total returns for periods less than one year are not annualized. The fund's fiscal year was changed from March 31 to November 30, resulting in an eight-month reporting period.

(2) Class returns would have been lower if the class had not received partial reimbursements of distribution and service fees during the periods.

(3) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
17

International Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
-----------------------------------------------------------------------------------------------------
                      1997*   1998    1999    2000    2001     2002     2003    2004    2005    2006
-----------------------------------------------------------------------------------------------------
A Class
-----------------------------------------------------------------------------------------------------
(no sales charge)**  -1.40%  -0.96%  11.54%   0.00%  -11.24%  -10.87%  20.77%  21.40%  10.68%  28.36%
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index       2.50%  16.45%  21.10%  -9.67%  -19.13%  -12.50%  24.22%  24.19%  13.25%  28.20%
-----------------------------------------------------------------------------------------------------

*From 3/31/97 the A Class's inception date. Not annualized. International Value
 A Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

**Class returns would have been lower, along with ending value if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

International Value - Portfolio Commentary

PORTFOLIO MANAGERS: GARY MOTYL AND GUANG YANG

PERFORMANCE SUMMARY

International Value returned 12.99%* for the eight months from March 31, 2006
(when American Century Investments acquired the fund's assets from Mason Street)
to November 30, 2006, the fund's new fiscal year-end. By comparison, the fund's benchmark, the MSCI EAFE Index, returned 11.97% for the same period.

The positive performance of the portfolio and index reflected the strong growth of the global economy and decline of the U.S. dollar. In this environment, every sector contributed to performance. Relative to the benchmark, the portfolio's outperformance was led by positioning in industrials, telecommunication services, and information technology stocks, among other sectors. However, holdings in the consumer staples, utilities, and health care segments limited our relative results.

SUCCESS IN INDUSTRIALS, TELECOM, & IT

A healthy global economy meant solid returns for industrial firms. Some of the portfolio's leading contributors to relative and absolute returns were in the airline and electrical equipment industries, as airline stocks in the fund were up 59% and electrical equipment shares 40%. By comparison, these two segments of the benchmark returned 25% and 5%, respectively. Our biggest contributors were
Vestas Windsystems and British Airways. Vestas, a Denmark-based provider of alternative energy, was a top-three contributor. British Airways benefited from increased traffic and fares.

An overweight position and good stock selection in telecommunication services also helped relative performance. This sector was home to the portfolio's top contributor to relative and absolute returns, Norwegian telecommunication firm
Telenor. This stock enjoyed a growing global market for its
products--particularly among emerging market economies--and returned 64% in dollar terms.

Another source of relative outperformance was positioning in information technology stocks. For the period, the portfolio's IT holdings returned 12%, compared with 1% for the index's IT companies. The biggest contributors were software firms, led by Japan's Nintendo. This stock was among the top contributors to both absolute and relative returns, up more than 60%, as the company enjoyed tremendous

TOP TEN HOLDINGS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Telenor ASA                                 1.8%                  1.5%
--------------------------------------------------------------------------------
Repsol YPF, SA                              1.6%                  1.4%
--------------------------------------------------------------------------------
E.On AG                                     1.6%                  1.6%
--------------------------------------------------------------------------------
ING Groep N.V. CVA                          1.6%                  1.6%
--------------------------------------------------------------------------------
Samsung Electronics                         1.6%                  1.6%
--------------------------------------------------------------------------------
AXA SA                                      1.5%                  1.6%
--------------------------------------------------------------------------------
Deutsche Post AG                            1.5%                  1.5%
--------------------------------------------------------------------------------
Suez SA                                     1.5%                  1.3%
--------------------------------------------------------------------------------
Royal Bank of Scotland
Group plc                                   1.5%                  0.9%
--------------------------------------------------------------------------------
Koninklijke Philips
Electronics N.V.                            1.4%                  1.4%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for A Class shares and are not reduced by
 sales charges. A Class shares are subject to
 a maximum sales charge of 5.75%. Had the
 sales charge been applied, returns would be
 lower than those shown. Total returns for
 periods less than one year are not annualized.
 Class returns would have been lower if fees
 had not been waived.                                                (continued)

------
19

International Value - Portfolio Commentary

success rolling out new video consoles and games.

SHORTFALLS IN CONSUMER STAPLES, UTILITIES, & HEALTH CARE

The leading detractor from relative performance was our positioning among consumer staples stocks. We were underweight this winning sector, and stock selection had a slight negative effect--the fund's staples names were up 19%, versus 20% for those in the index.

Stock selection limited the fund's returns in utilities, where the portfolio's holdings were up 21%, compared with 30% for this segment of the index. In particular, Korea Electric Power performed poorly--despite solid earnings growth--largely because of geopolitical tension relating to North Korea.

In health care, the lion's share of underperformance resulted from stock selection in pharmaceuticals, where we maintained an underweight because of such factors as valuations, drug safety concerns, and earnings pressure likely to result from competition by generics.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

As fundamental, bottom-up managers, we build the International Value portfolio stock by stock, looking for companies trading at a discount to our estimate of their worth. What's more, we have a long-term focus, which allows us to wait patiently for the opportunity to purchase stocks at bargain levels. We believe these elements of value, patience, and bottom-up stock selection are critical to successful long-term investing.

As of November 30, 2006, we saw opportunity in companies within the industrial and telecommunication sectors, which we viewed as likely to benefit from continued strong global growth. Our largest overweight positions relative to our benchmark were in those sectors. At the same time, we were underweight in financials because of valuation concerns among companies in the sector. In addition, financials make up 30% of our index and we're reluctant to concentrate the portfolio so heavily in a single sector.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Foreign Common Stocks
and Rights                                  93.0%                 97.4%
--------------------------------------------------------------------------------
Foreign Preferred Stocks                     1.3%                  1.2%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                       94.3%                 98.6%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  5.2%                  0.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                              0.5%                  1.2%
--------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
United Kingdom                             19.8%                 18.3%
--------------------------------------------------------------------------------
France                                      8.8%                  9.9%
--------------------------------------------------------------------------------
Japan                                       8.6%                  9.9%
--------------------------------------------------------------------------------
Netherlands                                 7.9%                  7.9%
--------------------------------------------------------------------------------
Germany                                     6.8%                  6.6%
--------------------------------------------------------------------------------
South Korea                                 4.9%                  5.3%
--------------------------------------------------------------------------------
Spain                                       4.8%                  4.3%
--------------------------------------------------------------------------------
Sweden                                      4.0%                  5.0%
--------------------------------------------------------------------------------
Hong Kong                                   3.8%                  3.9%
--------------------------------------------------------------------------------
Other Countries                            24.9%                 27.5%
--------------------------------------------------------------------------------
Cash and Equivalents(1)                     5.7%                  1.4%
--------------------------------------------------------------------------------

(1) Includes temporary cash investments and other assets and liabilities.

------
20

International Value - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.0%

AUSTRALIA -- 2.9%
--------------------------------------------------------------------------------
     48,280    Alumina Ltd.                                            $    242
--------------------------------------------------------------------------------
      4,630    Australia & New Zealand
               Banking Group Ltd.                                           104
--------------------------------------------------------------------------------
     26,770    BHP Billiton Ltd.                                            554
--------------------------------------------------------------------------------
     26,912    National Australia Bank Ltd.                                 832
--------------------------------------------------------------------------------
                                                                          1,732
--------------------------------------------------------------------------------

BELGIUM -- 0.5%
--------------------------------------------------------------------------------
     11,400    AGFA-Gevaert N.V.                                            271
--------------------------------------------------------------------------------

BERMUDA -- 1.7%
--------------------------------------------------------------------------------
     11,760    Ace, Ltd.                                                    669
--------------------------------------------------------------------------------
      4,700    XL Capital Ltd. Cl A                                         334
--------------------------------------------------------------------------------
                                                                          1,003
--------------------------------------------------------------------------------

CANADA -- 1.9%
--------------------------------------------------------------------------------
      5,740    Alcan Inc.                                                   275
--------------------------------------------------------------------------------
     20,358    BCE Inc.                                                     500
--------------------------------------------------------------------------------
     49,300    Domtar Inc.(1)                                               354
--------------------------------------------------------------------------------
                                                                          1,129
--------------------------------------------------------------------------------

DENMARK -- 1.2%
--------------------------------------------------------------------------------
     18,904    Vestas Wind Systems AS(1)                                    730
--------------------------------------------------------------------------------

FINLAND -- 1.7%
--------------------------------------------------------------------------------
     34,110    Stora Enso Oyj R Shares                                      532
--------------------------------------------------------------------------------
     20,660    UPM-Kymmene Oyj                                              515
--------------------------------------------------------------------------------
                                                                          1,047
--------------------------------------------------------------------------------

FRANCE -- 8.8%
--------------------------------------------------------------------------------
      4,160    Accor SA                                                     303
--------------------------------------------------------------------------------
     24,219    AXA SA                                                       918
--------------------------------------------------------------------------------
      8,110    Compagnie Generale des
               Etablissements Michelin Cl B                                 705
--------------------------------------------------------------------------------
      6,680    Electricite de France                                        428
--------------------------------------------------------------------------------
     21,700    France Telecom SA                                            563
--------------------------------------------------------------------------------
      8,483    Sanofi-Aventis                                               745
--------------------------------------------------------------------------------
     18,760    Suez SA                                                      902
--------------------------------------------------------------------------------
     15,920    Thomson                                                      295
--------------------------------------------------------------------------------
      3,880    Total SA                                                     275
--------------------------------------------------------------------------------
      5,032    Valeo SA                                                     201
--------------------------------------------------------------------------------
                                                                          5,335
--------------------------------------------------------------------------------

GERMANY -- 6.8%
--------------------------------------------------------------------------------
      6,820    BASF AG                                                      630
--------------------------------------------------------------------------------
     11,900    Bayerische Motoren Werke AG                                  657
--------------------------------------------------------------------------------
     30,710    Deutsche Post AG                                             916
--------------------------------------------------------------------------------
      7,520    E.On AG                                                      966
--------------------------------------------------------------------------------
     25,810    Infineon Technologies AG(1)                                  331
--------------------------------------------------------------------------------
      6,300    Siemens AG ADR                                               601
--------------------------------------------------------------------------------
                                                                          4,101
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

HONG KONG -- 3.8%
--------------------------------------------------------------------------------
     54,300    Cheung Kong Holdings Ltd.                               $    641
--------------------------------------------------------------------------------
        948    CK Life Sciences
               International Holdings Inc.(1)                                --
--------------------------------------------------------------------------------
     80,948    Hongkong Electric Holdings                                   382
--------------------------------------------------------------------------------
     56,900    Hutchison Whampoa Ltd.                                       535
--------------------------------------------------------------------------------
     40,500    Swire Pacific Ltd. A Shares                                  427
--------------------------------------------------------------------------------
    146,000    Swire Pacific Ltd. B Shares                                  290
--------------------------------------------------------------------------------
                                                                          2,275
--------------------------------------------------------------------------------

ISRAEL -- 0.7%
--------------------------------------------------------------------------------
     19,490    Check Point
               Software Technologies(1)                                     446
--------------------------------------------------------------------------------

ITALY -- 2.3%
--------------------------------------------------------------------------------
     21,370    ENI SpA                                                      700
--------------------------------------------------------------------------------
     26,230    Mediaset SpA                                                 311
--------------------------------------------------------------------------------
     42,150    UniCredito Italiano SpA                                      364
--------------------------------------------------------------------------------
                                                                          1,375
--------------------------------------------------------------------------------

JAPAN -- 8.6%
--------------------------------------------------------------------------------
         57    East Japan Railway Company                                   400
--------------------------------------------------------------------------------
      8,200    Fuji Photo Film Co. Ltd.                                     327
--------------------------------------------------------------------------------
     62,400    Hitachi Ltd.                                                 371
--------------------------------------------------------------------------------
      4,200    Mabuchi Motor Co. Ltd.                                       247
--------------------------------------------------------------------------------
      3,400    Nintendo Co., Ltd.                                           811
--------------------------------------------------------------------------------
        101    Nippon Telegraph & Telephone Corp.                           511
--------------------------------------------------------------------------------
     17,600    Nomura Holdings, Inc.                                        309
--------------------------------------------------------------------------------
     11,900    Olympus Corp.                                                373
--------------------------------------------------------------------------------
      4,800    Ono Pharmaceutical Co Ltd.                                   245
--------------------------------------------------------------------------------
     32,600    Sompo Japan Insurance Inc.                                   415
--------------------------------------------------------------------------------
     12,300    Sony Corp.                                                   486
--------------------------------------------------------------------------------
     10,600    Takeda Pharmaceutical Co Ltd.                                693
--------------------------------------------------------------------------------
        300    Toshiba Corp.                                                  2
--------------------------------------------------------------------------------
                                                                          5,190
--------------------------------------------------------------------------------

MEXICO -- 1.1%
--------------------------------------------------------------------------------
     26,460    Telefonos de Mexico
               SA de CV Series L ADR                                        691
--------------------------------------------------------------------------------

NETHERLANDS -- 7.9%
--------------------------------------------------------------------------------
     12,580    Akzo Nobel N.V.                                              721
--------------------------------------------------------------------------------
     22,430    ING Groep N.V. CVA                                           957
--------------------------------------------------------------------------------
     23,417    Koninklijke Philips Electronics N.V.                         872
--------------------------------------------------------------------------------
     33,730    Reed Elsevier N.V.                                           568
--------------------------------------------------------------------------------
     21,145    Royal Dutch Shell plc B Shares                               755
--------------------------------------------------------------------------------
     23,440    SBM Offshore N.V.                                            761
--------------------------------------------------------------------------------
      5,240    Wolters Kluwer N.V.                                          147
--------------------------------------------------------------------------------
                                                                          4,781
--------------------------------------------------------------------------------

NORWAY -- 2.5%
--------------------------------------------------------------------------------
     23,899    Norske Skogindustrier ASA                                    398
--------------------------------------------------------------------------------
     62,970    Telenor ASA                                                1,082
--------------------------------------------------------------------------------
                                                                          1,480
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
21

International Value - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 1.1%
--------------------------------------------------------------------------------
    824,000    China Telecom Corporation
               Limited H Shares                                        $    379
--------------------------------------------------------------------------------
    850,000    Shanghai Electric Group Corp. Cl H                           297
--------------------------------------------------------------------------------
                                                                            676
--------------------------------------------------------------------------------

PORTUGAL -- 0.7%
--------------------------------------------------------------------------------
     32,950    Portugal Telecom SGPS SA                                     424
--------------------------------------------------------------------------------

SINGAPORE -- 1.4%
--------------------------------------------------------------------------------
     61,500    DBS Group Holdings Ltd.                                      839
--------------------------------------------------------------------------------

SOUTH KOREA -- 4.9%
--------------------------------------------------------------------------------
      6,890    Kookmin Bank                                                 537
--------------------------------------------------------------------------------
     13,780    Korea Electric Power Corp.                                   574
--------------------------------------------------------------------------------
     19,660    KT Corp. ADR                                                 499
--------------------------------------------------------------------------------
      1,370    Samsung Electronics                                          940
--------------------------------------------------------------------------------
     16,530    SK Telecom Co. Ltd. ADR                                      429
--------------------------------------------------------------------------------
                                                                          2,979
--------------------------------------------------------------------------------

SPAIN -- 4.8%
--------------------------------------------------------------------------------
     41,710    Banco Santander
               Central Hispano SA                                           758
--------------------------------------------------------------------------------
      6,920    Iberdrola SA                                                 307
--------------------------------------------------------------------------------
     27,430    Repsol YPF, SA                                               985
--------------------------------------------------------------------------------
     13,460    Telefonica SA ADR                                            821
--------------------------------------------------------------------------------
                                                                          2,871
--------------------------------------------------------------------------------

SWEDEN -- 4.0%
--------------------------------------------------------------------------------
     25,490    Atlas Copco AB A Shares                                      750
--------------------------------------------------------------------------------
     21,950    Nordea Bank AB                                               310
--------------------------------------------------------------------------------
     47,630    Nordea Bank AB FDR                                           672
--------------------------------------------------------------------------------
     18,570    Securitas AB B Shares                                        255
--------------------------------------------------------------------------------
     18,570    Securitas Direct AB B Shares(1)                               54
--------------------------------------------------------------------------------
     18,570    Securitas Systems AB B Shares(1)                              69
--------------------------------------------------------------------------------
      5,020    Volvo AB Cl B                                                326
--------------------------------------------------------------------------------
                                                                          2,436
--------------------------------------------------------------------------------

SWITZERLAND -- 2.5%
--------------------------------------------------------------------------------
      2,030    Nestle SA                                                    717
--------------------------------------------------------------------------------
      9,307    Swiss Reinsurance                                            795
--------------------------------------------------------------------------------
                                                                          1,512
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.4%
--------------------------------------------------------------------------------
     14,586    Chunghwa Telecom Co. Ltd. ADR                                277
--------------------------------------------------------------------------------
    300,580    Compal Electronics Inc.                                      276
--------------------------------------------------------------------------------
    211,032    Lite-On Technology Corp.                                     274
--------------------------------------------------------------------------------
                                                                            827
--------------------------------------------------------------------------------

UNITED KINGDOM -- 19.8%
--------------------------------------------------------------------------------
     92,850    BAE Systems plc                                              706
--------------------------------------------------------------------------------
     21,277    Boots Group plc                                              331
--------------------------------------------------------------------------------
     54,390    BP plc                                                       614
--------------------------------------------------------------------------------
     65,150    British Airways plc(1)                                       631
--------------------------------------------------------------------------------
     63,150    British Sky Broadcasting plc                                 655
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------
     30,150    Burberry Group plc                                      $    357
--------------------------------------------------------------------------------
     56,630    Cadbury Schweppes plc                                        583
--------------------------------------------------------------------------------
     76,750    Compass Group plc                                            433
--------------------------------------------------------------------------------
     18,940    GlaxoSmithKline plc                                          503
--------------------------------------------------------------------------------
     43,200    HSBC Holdings plc                                            802
--------------------------------------------------------------------------------
     60,610    Kingfisher plc                                               290
--------------------------------------------------------------------------------
     32,590    Lloyds TSB Group plc                                         346
--------------------------------------------------------------------------------
     35,602    National Grid plc                                            481
--------------------------------------------------------------------------------
     40,140    Pearson plc                                                  592
--------------------------------------------------------------------------------
    139,260    Rentokil Initial plc                                         411
--------------------------------------------------------------------------------
     99,630    Rolls-Royce Group plc                                        834
--------------------------------------------------------------------------------
     24,670    Royal Bank of Scotland Group plc                             893
--------------------------------------------------------------------------------
     17,610    Shire plc                                                    353
--------------------------------------------------------------------------------
     25,120    Smiths Group plc                                             449
--------------------------------------------------------------------------------
     19,350    Standard Chartered plc                                       555
--------------------------------------------------------------------------------
     18,085    Unilever plc                                                 485
--------------------------------------------------------------------------------
    230,903    Vodafone Group plc                                           611
--------------------------------------------------------------------------------
                                                                         11,915
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $36,036)                                                           56,065
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 1.3%

BRAZIL -- 1.3%
--------------------------------------------------------------------------------
     20,860    Comphania Vale do
               Rio Doce ADR                                                 491
--------------------------------------------------------------------------------
      7,470    Empresa Brasiliera de
               Aeronautica SA ADR                                           311
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost $302)                                                                 802
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 5.2%

Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 2.375%, 1/15/25,
valued at $3,062), in a joint trading account
at 5.25%, dated 11/30/06, due 12/1/06
(Delivery value $3,000)                                                   3,000
--------------------------------------------------------------------------------

Repurchase Agreement, Merrill Lynch
& Co., Inc., (collateralized by various
U.S. Treasury obligations, 4.25% - 5.01%,
12/28/06 - 1/15/11, valued at $102),
in a joint trading account at 5.24%,
dated 11/30/06, due 12/1/06
(Delivery value $100)                                                       100
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $3,100)                                                             3,100
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 99.5%
(Cost $39,438)                                                           59,967
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 0.5%                                        316
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                             $ 60,283
================================================================================

See Notes to Financial Statements.                                   (continued)

------
22

International Value - Schedule of Investments

NOVEMBER 30, 2006

MARKET SECTOR DIVERSIFICATION

(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                               21.2%
--------------------------------------------------------------------------------
Industrials                                                              13.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                   12.5%
--------------------------------------------------------------------------------
Telecommunication Services                                               11.3%
--------------------------------------------------------------------------------
Materials                                                                 7.8%
--------------------------------------------------------------------------------
Energy                                                                    6.8%
--------------------------------------------------------------------------------
Utilities                                                                 6.7%
--------------------------------------------------------------------------------
Information Technology                                                    6.1%
--------------------------------------------------------------------------------
Health Care                                                               4.8%
--------------------------------------------------------------------------------
Consumer Staples                                                          3.5%
--------------------------------------------------------------------------------
Cash and Equivalents(+)                                                   5.7%
--------------------------------------------------------------------------------

(+)Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
FDR = Finnish Depository Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------
23

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
24

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------
                                                       EXPENSES PAID
                       BEGINNING         ENDING       DURING PERIOD(1)   ANNUALIZED
                      ACCOUNT VALUE   ACCOUNT VALUE       6/1/06 -        EXPENSE
                         6/1/06         11/30/06          11/30/06        RATIO(1)
-----------------------------------------------------------------------------------
INTERNATIONAL GROWTH SHAREHOLDER FEE EXAMPLE
-----------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------
Investor Class           $1,000        $1,112.40            $6.78          1.28%
-----------------------------------------------------------------------------------
Institutional Class      $1,000        $1,113.10            $5.72          1.08%
-----------------------------------------------------------------------------------
Advisor Class            $1,000        $1,109.90            $8.09          1.53%
-----------------------------------------------------------------------------------
A Class                  $1,000        $1,110.70            $8.10          1.53%
-----------------------------------------------------------------------------------
B Class                  $1,000        $1,106.60           $12.04          2.28%
-----------------------------------------------------------------------------------
C Class                  $1,000        $1,106.30           $12.04          2.28%
-----------------------------------------------------------------------------------
R Class                  $1,000        $1,108.90            $9.41          1.78%
-----------------------------------------------------------------------------------
HYPOTHETICAL
-----------------------------------------------------------------------------------
Investor Class           $1,000        $1,018.65            $6.48          1.28%
-----------------------------------------------------------------------------------
Institutional Class      $1,000        $1,019.65            $5.47          1.08%
-----------------------------------------------------------------------------------
Advisor Class            $1,000        $1,017.40            $7.74          1.53%
-----------------------------------------------------------------------------------
A Class                  $1,000        $1,017.40            $7.74          1.53%
-----------------------------------------------------------------------------------
B Class                  $1,000        $1,013.64           $11.51          2.28%
-----------------------------------------------------------------------------------
C Class                  $1,000        $1,013.64           $11.51          2.28%
-----------------------------------------------------------------------------------
R Class                  $1,000        $1,016.14            $9.00          1.78%
-----------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(continued)

------
25

Shareholder Fee Examples (Unaudited)

-----------------------------------------------------------------------------------
                                                       EXPENSES PAID
                       BEGINNING         ENDING       DURING PERIOD(1)   ANNUALIZED
                      ACCOUNT VALUE   ACCOUNT VALUE       6/1/06 -        EXPENSE
                         6/1/06         11/30/06          11/30/06        RATIO(1)
-----------------------------------------------------------------------------------
GLOBAL GROWTH SHAREHOLDER FEE EXAMPLE
-----------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------
Investor Class           $1,000        $1,089.00            $6.86          1.31%
-----------------------------------------------------------------------------------
Institutional Class      $1,000        $1,089.40            $5.81          1.11%
-----------------------------------------------------------------------------------
Advisor Class            $1,000        $1,086.60            $8.16          1.56%
-----------------------------------------------------------------------------------
A Class                  $1,000        $1,087.00            $8.16          1.56%
-----------------------------------------------------------------------------------
B Class                  $1,000        $1,083.20           $12.06          2.31%
-----------------------------------------------------------------------------------
C Class                  $1,000        $1,083.30           $12.06          2.31%
-----------------------------------------------------------------------------------
R Class                  $1,000        $1,086.10            $9.47          1.81%
-----------------------------------------------------------------------------------
HYPOTHETICAL
-----------------------------------------------------------------------------------
Investor Class           $1,000        $1,018.50            $6.63          1.31%
-----------------------------------------------------------------------------------
Institutional Class      $1,000        $1,019.50            $5.62          1.11%
-----------------------------------------------------------------------------------
Advisor Class            $1,000        $1,017.25            $7.89          1.56%
-----------------------------------------------------------------------------------
A Class                  $1,000        $1,017.25            $7.89          1.56%
-----------------------------------------------------------------------------------
B Class                  $1,000        $1,013.49           $11.66          2.31%
-----------------------------------------------------------------------------------
C Class                  $1,000        $1,013.49           $11.66          2.31%
-----------------------------------------------------------------------------------
R Class                  $1,000        $1,015.99            $9.15          1.81%
-----------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(continued)

------
26

Shareholder Fee Examples (Unaudited)

-----------------------------------------------------------------------------------------
                                                             EXPENSES PAID
                              BEGINNING        ENDING       DURING PERIOD(1)   ANNUALIZED
                            ACCOUNT VALUE   ACCOUNT VALUE       6/1/06 -        EXPENSE
                               6/1/06         11/30/06          11/30/06        RATIO(1)
-----------------------------------------------------------------------------------------
INTERNATIONAL VALUE SHAREHOLDER FEE EXAMPLE
-----------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------
Investor Class                 $1,000        $1,114.90            $6.89          1.30%
-----------------------------------------------------------------------------------------
Institutional Class            $1,000        $1,115.60            $5.83          1.10%
-----------------------------------------------------------------------------------------
A Class (after waiver)(2)      $1,000        $1,114.10            $7.42          1.40%
-----------------------------------------------------------------------------------------
A Class (before waiver)        $1,000        $1,114.10(3)         $8.21          1.55%
-----------------------------------------------------------------------------------------
B Class (after waiver)(2)      $1,000        $1,110.40           $11.06          2.09%
-----------------------------------------------------------------------------------------
B Class (before waiver)        $1,000        $1,110.40(3)        $12.17          2.30%
-----------------------------------------------------------------------------------------
C Class                        $1,000        $1,109.60           $12.16          2.30%
-----------------------------------------------------------------------------------------
R Class                        $1,000        $1,111.90            $9.53          1.80%
-----------------------------------------------------------------------------------------
HYPOTHETICAL
-----------------------------------------------------------------------------------------
Investor Class                 $1,000        $1,018.55            $6.58          1.30%
-----------------------------------------------------------------------------------------
Institutional Class            $1,000        $1,019.55            $5.57          1.10%
-----------------------------------------------------------------------------------------
A Class (after waiver)(2)      $1,000        $1,018.05            $7.08          1.40%
-----------------------------------------------------------------------------------------
A Class (before waiver)        $1,000        $1,017.30            $7.84          1.55%
-----------------------------------------------------------------------------------------
B Class (after waiver)(2)      $1,000        $1,014.59           $10.56          2.09%
-----------------------------------------------------------------------------------------
B Class (before waiver)        $1,000        $1,013.54           $11.61          2.30%
-----------------------------------------------------------------------------------------
C Class                        $1,000        $1,013.54           $11.61          2.30%
-----------------------------------------------------------------------------------------
R Class                        $1,000        $1,016.04            $9.10          1.80%
-----------------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended November 30, 2006, the class received a partial waiver of its distribution and service fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

------
27

Statement of Assets and Liabilities

NOVEMBER 30, 2006
-----------------------------------------------------------------------------------------
                                            INTERNATIONAL                   INTERNATIONAL
(AMOUNTS IN THOUSANDS)                         GROWTH       GLOBAL GROWTH       VALUE
-----------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------
Investment securities -- at value
(cost of $2,103,187, $331,352 and
$39,438, respectively) -- including
$463,980, $53,748 and $- of
securities on loan, respectively              $2,857,579      $440,629         $59,967
-----------------------------------------
Investments made with cash
collateral received for securities
on loan, at value (cost of $484,316,
$55,570 and $-, respectively)                    484,316        55,570              --
-----------------------------------------------------------------------------------------
Total investment securities,
at value (cost of $2,587,503,
$386,922 and $39,438, respectively)            3,341,895       496,199          59,967
-----------------------------------------
Cash                                                  --            47             110
-----------------------------------------
Foreign currency holdings,
at value (cost of $6,695, $-
and $5, respectively)                              6,709            --               5
-----------------------------------------
Receivable for investments sold                   15,773         6,879             108
-----------------------------------------
Receivable for capital shares sold                    10            33              23
-----------------------------------------
Dividends and interest receivable                  3,782           418             133
-----------------------------------------------------------------------------------------
                                               3,368,169       503,576          60,346
-----------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------
Payable for collateral
received for securities on loan                  484,316        55,570              --
-----------------------------------------
Disbursements in excess
of demand deposit cash                             1,729            --              --
-----------------------------------------
Payable for investments purchased                 24,473         8,519              --
-----------------------------------------
Payable for capital shares redeemed                   --            --               1
-----------------------------------------
Accrued management fees                            2,801           460              57
-----------------------------------------
Distribution fees payable                             73             2               3
-----------------------------------------
Service fees (and distribution fees -
A Class and R Class) payable                          76             2               2
-----------------------------------------------------------------------------------------
                                                 513,468        64,553              63
-----------------------------------------------------------------------------------------

NET ASSETS                                    $2,854,701      $439,023         $60,283
=========================================================================================

See Notes to Financial Statements.
(continued)

------
28

Statement of Assets and Liabilities

NOVEMBER 30, 2006
-------------------------------------------------------------------------------------------
                                             INTERNATIONAL                    INTERNATIONAL
(AMOUNTS IN THOUSANDS EXCEPT AS NOTED)          GROWTH        GLOBAL GROWTH       VALUE
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------
Capital (par value and
paid-in surplus)                                $2,544,142        $324,095         $18,790
-----------------------------------------
Accumulated undistributed
net investment income (loss)                       (11,917)         (3,027)          1,532
-----------------------------------------
Accumulated undistributed
net realized gain (loss)
on investment and foreign
currency transactions                             (431,785)          8,973          19,427
-----------------------------------------
Net unrealized appreciation
on investments and translation
of assets and liabilities
in foreign currencies                              754,261         108,982          20,534
-------------------------------------------------------------------------------------------
                                                $2,854,701        $439,023         $60,283
===========================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------
Net assets                                  $2,352,967,104    $418,184,803        $436,691
-----------------------------------------
Shares outstanding                             193,418,380      39,762,337          30,404
-----------------------------------------
Net asset value per share                           $12.17          $10.52          $14.36
-------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------
Net assets                                    $125,814,349      $8,539,696     $35,573,890
-----------------------------------------
Shares outstanding                              10,313,487         805,694       2,473,766
-----------------------------------------
Net asset value per share                           $12.20          $10.60          $14.38
-------------------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------
Net assets                                    $336,496,675      $5,571,074             N/A
-----------------------------------------
Shares outstanding                              27,754,754         535,046             N/A
-----------------------------------------
Net asset value per share                           $12.12          $10.41             N/A
-------------------------------------------------------------------------------------------

A CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------
Net assets                                     $28,367,457      $5,294,614     $19,890,211
-----------------------------------------
Shares outstanding                               2,337,319         504,517       1,385,919
-----------------------------------------
Net asset value per share                           $12.14          $10.49          $14.35
-----------------------------------------
Maximum offering price
(net asset value divided by 0.9425)                 $12.88          $11.13          $15.23
-------------------------------------------------------------------------------------------

B CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------
Net assets                                      $2,699,184        $351,602      $4,313,335
-----------------------------------------
Shares outstanding                                 224,259          33,747         306,314
-----------------------------------------
Net asset value per share                           $12.04          $10.42          $14.08
-------------------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------
Net assets                                      $6,250,168      $1,049,738         $41,498
-----------------------------------------
Shares outstanding                                 521,961         103,507           2,909
-----------------------------------------
Net asset value per share                           $11.97          $10.14          $14.27
-------------------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------------------
Net assets                                      $2,106,384         $31,567        $27,848
-----------------------------------------
Shares outstanding                                 173,837           3,016          1,946
-----------------------------------------
Net asset value per share                           $12.12          $10.47         $14.31
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
29

Statement of Operations

YEAR ENDED NOVEMBER 30, 2006 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------------------------------------
                                          INTERNATIONAL
(AMOUNTS IN THOUSANDS)                       GROWTH       GLOBAL GROWTH           INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
                                          NOV. 30, 2006   NOV. 30, 2006   NOV. 30, 2006(1)   MARCH 31, 2006(2)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------
INCOME:
------------------------------------
Dividends (net of foreign taxes
withheld of $3,996, $311, $125
and $699, respectively)                     $ 45,027         $ 4,823           $1,429            $  5,514
------------------------------------
Interest and other income                      1,560             302              102                 256
------------------------------------
Securities lending                             2,295             157               --                  --
--------------------------------------------------------------------------------------------------------------
                                              48,882           5,282            1,531               5,770
--------------------------------------------------------------------------------------------------------------

EXPENSES:
------------------------------------
Management fees                               33,200           5,437              446               1,712
------------------------------------
Distribution fees:
------------------------------------
  Advisor Class                                  763              13               --                  --
------------------------------------
  A Class                                         --              --               --                  22
------------------------------------
  B Class                                         17               1               23                  36
------------------------------------
  C Class                                         43               6               --                  --
------------------------------------
Service fees:
------------------------------------
  Advisor Class                                  763              13               --                  --
------------------------------------
  B Class                                          6              --                8                  --
------------------------------------
  C Class                                         14               2               --                  --
------------------------------------
Distribution and service fees:
------------------------------------
  A Class                                         69               6               33                  --
------------------------------------
  R Class                                         12              --               --                  --
------------------------------------
Shareholder servicing fees
(A Class and B Class)                             --              --               --                 504
------------------------------------
Administrative fees                               --              --               --                 202
------------------------------------
Directors' fees and expenses                      55               7                1                   6
------------------------------------
Other expenses                                   208              25               --                 269
--------------------------------------------------------------------------------------------------------------
                                              35,150           5,510              511               2,751
--------------------------------------------------------------------------------------------------------------
Amount waived                                     --              --              (26)                 --
--------------------------------------------------------------------------------------------------------------
                                              35,150           5,510              485               2,751
--------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                  13,732            (228)           1,046               3,019
--------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
------------------------------------
Investment transactions                      444,174          61,347            3,788              71,060
------------------------------------
Foreign currency transactions                (12,934)          1,217            1,145                (125)
--------------------------------------------------------------------------------------------------------------
                                             431,240          62,564            4,933              70,935
--------------------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
------------------------------------
Investments (including foreign
tax liability reduction
(increase) of $(253), $(296)
and $-, respectively)                         28,561          (1,609)            (688)            (38,422)
------------------------------------
Translation of assets and
liabilities in foreign currencies            194,982          12,194            1,787                   6
--------------------------------------------------------------------------------------------------------------
                                             223,543          10,585            1,099             (38,416)
--------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)      654,783          73,149            6,032              32,519
--------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                   $668,515         $72,921           $7,078            $ 35,538
==============================================================================================================

(1) International Value's fiscal year end was changed from March 31 to November
    30, resulting in an eight-month annual reporting period (see Note 9).

(2) Year ended March 31, 2006.

See Notes to Financial Statements.

------
30

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2006 AND NOVEMBER 30, 2005
-----------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                    INTERNATIONAL GROWTH          GLOBAL GROWTH
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS          2006           2005        2006        2005
-----------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------
Net investment income (loss)            $   13,732    $   34,683    $   (228)   $    (45)
------------------------------
Net realized gain (loss)                   431,240       374,500      62,564      31,417
------------------------------
Change in net unrealized
appreciation (depreciation)                223,543       (84,693)     10,585      26,155
-----------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                            668,515       324,490      72,921      57,527
=========================================================================================

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------
From net investment income:
------------------------------
  Investor Class                           (40,600)      (25,087)     (2,722)       (804)
------------------------------
  Institutional Class                       (4,912)       (3,484)        (80)        (39)
------------------------------
  Advisor Class                             (4,014)       (2,209)        (16)         --
------------------------------
  A Class                                     (391)         (114)         --          --
------------------------------
  B Class                                      (13)           (1)         --          --
------------------------------
  C Class                                      (42)           (2)         --          --
------------------------------
  R Class                                      (24)           (2)         --          --
-----------------------------------------------------------------------------------------
Decrease in net assets
from distributions                         (49,996)      (30,899)     (2,818)       (843)
=========================================================================================

CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------
Net increase (decrease)
in net assets from
capital share transactions                (553,900)     (478,006)    (22,870)     25,866
-----------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS       64,619      (184,415)     47,233      82,550

NET ASSETS
-----------------------------------------------------------------------------------------
Beginning of period                      2,790,082     2,974,497     391,790     309,240
-----------------------------------------------------------------------------------------
End of period                           $2,854,701    $2,790,082    $439,023    $391,790
=========================================================================================

Accumulated undistributed
net investment income (loss)              $(11,917)      $22,462     $(3,027)    $(1,193)
=========================================================================================

See Notes to Financial Statements.                                   (continued)

------
31

Statement of Changes in Net Assets

EIGHT MONTHS ENDED NOVEMBER 30, 2006 AND YEARS ENDED MARCH 31, 2006
AND MARCH 31, 2005, RESPECTIVELY
---------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                                     INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS          NOV. 30, 2006(1)   MARCH 31, 2006   MARCH 31, 2005
---------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income (loss)                   $ 1,046           $   3,019        $  2,384
----------------------------------------
Net realized gain (loss)                         4,933              70,935          11,549
----------------------------------------
Change in net unrealized
appreciation (depreciation)                      1,099             (38,416)         13,985
---------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                 7,078              35,538          27,918
=============================================================================================

DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
From net investment income:
----------------------------------------
  A Class                                           --              (2,743)         (2,010)
----------------------------------------
  B Class                                           --                 (23)            (22)
----------------------------------------
From net realized gains:
----------------------------------------
  A Class                                           --              (3,924)         (2,190)
----------------------------------------
  B Class                                           --                 (86)            (57)
---------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                                  --              (6,776)         (4,279)
=============================================================================================

CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                 (6,329)           (177,608)          5,863
---------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS              749            (148,846)         29,502

NET ASSETS
---------------------------------------------------------------------------------------------
Beginning of period                             59,534             208,380         178,878
---------------------------------------------------------------------------------------------
End of period                                  $60,283           $  59,534        $208,380
=============================================================================================

Undistributed net investment income             $1,532                $496            $348
=============================================================================================

(1) The fund's fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period (see Note 9).

See Notes to Financial Statements.

------
32

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Growth Fund (International
Growth), Global Growth Fund (Global Growth) and International Value Fund
(International Value) (collectively, the funds) are three funds in a series issued by the corporation (see Note 9). The funds are diversified under the 1940
Act. International Growth and Global Growth's investment objectives are to seek capital growth. International Value's investment objective is to seek long-term capital growth. International Growth pursues its objective by investing primarily in equity securities of foreign companies in at least three developed countries (excluding the United States). Global Growth pursues its objective by investing primarily in equity securities of issuers in the United States and other developed countries. International Value pursues its objective by investing primarily in equity securities of foreign companies. International
Value may also invest a portion of its assets in U.S. companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- International Growth and Global Growth are authorized to issue the Investor Class, the Institutional Class, the Advisor Class, the A Class, the
B Class, the C Class and the R Class. International Value is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge.
The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Global Growth's R Class commenced on
July 29, 2005. Sale of Global Growth's A Class and B Class commenced on December
1, 2005. Sale of International Value's Investor Class, Institutional Class, C
Class and R Class commenced on April 3, 2006.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- International Growth and Global Growth may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. International Growth and Global Growth continue to recognize any gain or loss in the market price

(continued)

------
33

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions. Prior year amounts for International
Value as of March 31, 2006 related to net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The funds may impose a 2% redemption fee on shares held less than
60 days. The redemption fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the funds and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
34

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACGIM (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The strategy assets of International Growth includes the assets of NT International Growth Fund, one fund in a series issued by the corporation.

The annual management fee schedule for each class of International Growth is as follows:

--------------------------------------------------------------------------------
                                     INVESTOR,
                                    A, B, C & R      INSTITUTIONAL      ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion                       1.50%             1.30%           1.25%
--------------------------------------------------------------------------------
Next $1 billion                        1.20%             1.00%           0.95%
--------------------------------------------------------------------------------
Over $2 billon                         1.10%             0.90%           0.85%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of Global Growth is as follows:

--------------------------------------------------------------------------------
                                     INVESTOR,
                                    A, B, C & R      INSTITUTIONAL      ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion                       1.30%             1.10%           1.05%
--------------------------------------------------------------------------------
Next $1 billion                        1.15%             0.95%           0.90%
--------------------------------------------------------------------------------
Over $2 billion                        1.05%             0.85%           0.80%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of International Value is as follows:

-------------------------------------------------------------------
                                     INVESTOR,
                                    A, B, C & R      INSTITUTIONAL
-------------------------------------------------------------------
STRATEGY ASSETS
-------------------------------------------------------------------
First $1 billion                       1.30%             1.10%
-------------------------------------------------------------------
Next $1 billion                        1.20%             1.00%
-------------------------------------------------------------------
Over $2 billion                        1.10%             0.90%
-------------------------------------------------------------------

The effective annual management fees for each class of the funds for the year ended November 30, 2006 (except as noted) were as follows:

--------------------------------------------------------------------------------
                                     INVESTOR,
                                    A, B, C & R      INSTITUTIONAL      ADVISOR
--------------------------------------------------------------------------------
International Growth                   1.25%             1.05%           1.00%
--------------------------------------------------------------------------------
Global Growth                          1.30%             1.10%           1.05%
--------------------------------------------------------------------------------
International Value(1)                 1.30%             1.10%            N/A
--------------------------------------------------------------------------------

(1) International Value's fiscal year end changed from March 31 to November 30, resulting in an eight-month reporting period (See Note 9).

(continued)

------
35

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of International Growth and Global Growth. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds' investment objectives, policies and restrictions under the supervision of
ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining
ACIM as the subadvisor of International Growth and Global Growth.

ACGIM has entered into a Subadvisory Agreement with Templeton Investment
Counsel, LLC (Templeton) on behalf of International Value. Templeton makes investment decisions for the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACGIM and the
Board of Directors. ACGIM pays all costs associated with retaining Templeton as the subadvisor of International Value.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class, B Class and C Class will pay American Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                       ADVISOR                   B & C
--------------------------------------------------------------------------------
Distribution Fee                        0.25%                    0.75%
--------------------------------------------------------------------------------
Service Fee                             0.25%                    0.25%
--------------------------------------------------------------------------------

The plans provide that the A Class and the R Class will pay ACIS an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class.
The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A
Class, B Class, C Class and R Class shares. ACGIM has agreed to voluntarily waive a portion of its distribution and service fees through March 31, 2008, by
0.15% for the A Class and 0.21% for the B Class of International Value. For the
eight months ended November 30, 2006, the A Class and the B Class waived distribution and service fees of $19,873 and $6,355 ($ in full), respectively, for International Value. Fees incurred under the plans during the periods ended
November 30, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century
Services, LLC.

International Growth and Global Growth have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2006 (except as noted), were as follows:

-----------------------------------------------------------------------------------
                      INTERNATIONAL GROWTH   GLOBAL GROWTH   INTERNATIONAL VALUE(1)
-----------------------------------------------------------------------------------
Purchases                  $2,557,000          $392,118              $9,030
-----------------------------------------------------------------------------------
Proceeds from sales        $3,111,028          $404,635             $10,909
-----------------------------------------------------------------------------------

(1) International Value's fiscal year end changed from March 31 to November 30, resulting in an eight-month annual reporting period (see Note 9).

For the year ended November 30, 2006, International Growth incurred net realized gains of $8,773 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

(continued)

------
36

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follow (See Note 9):

-------------------------------------------------------------------------------------------------------------
                                       INTERNATIONAL GROWTH          GLOBAL GROWTH        INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------
                                       SHARES       AMOUNT         SHARES     AMOUNT        SHARES    AMOUNT
-------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006(1)
SHARES AUTHORIZED                    1,000,000                    150,000                   55,000
=============================================================================================================
Sold                                    31,222    $ 343,306         5,161    $ 50,085           30      $413
----------------------------------
Issued in reinvestment
of distributions                         3,469       34,698           289       2,636           --        --
----------------------------------
Redeemed                               (72,005)    (780,967)(2)    (8,373)    (80,834)(2)       --        --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                (37,314)   $(402,963)       (2,923)   $(28,113)          30      $413
=============================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                    1,000,000                    150,000                      N/A
=============================================================================================================
Sold                                    37,805    $ 344,487         9,174    $ 76,444
----------------------------------
Issued in reinvestment
of distributions                         2,522       22,020           101         777
----------------------------------
Redeemed                               (82,031)    (747,794)(3)    (6,636)    (52,915)(3)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                (41,704)   $(381,287)       $2,639    $ 24,306
=============================================================================================================

INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006(1)
SHARES AUTHORIZED                      150,000                      5,000                   55,000
=============================================================================================================
Sold                                     4,490    $  48,649           219     $ 2,130        2,474   $31,954
----------------------------------
Issued in reinvestment
of distributions                           435        4,357             9          80           --        --
----------------------------------
Redeemed                               (19,888)    (212,746)(4)      (391)     (3,851)          --        --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                (14,963)   $(159,740)         (163)    $(1,641)       2,474   $31,954
=============================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                      150,000                      5,000                      N/A
=============================================================================================================
Sold                                     7,751    $  70,675           220     $ 1,812
----------------------------------
Issued in reinvestment
of distributions                           363        3,171             5          39
----------------------------------
Redeemed                               (14,979)    (137,041)(5)      (153)     (1,243)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (6,865)   $ (63,195)           72     $   608
=============================================================================================================

(1) April 3, 2006 (commencement of sale) through November 30, 2006 for
    International Value.

(2) Net of redemption fees of $156 and $18 for International Growth and Global
    Growth, respectively.

(3) Net of redemption fees of $55 and $20 for International Growth and Global
    Growth, respectively.

(4) Net of redemption fees of $16 for International Growth.

(5) Net of redemption fees of $1 for International Growth.

(continued)

------
37

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

----------------------------------------------------------------------------------------------------------
                                   INTERNATIONAL GROWTH         GLOBAL GROWTH        INTERNATIONAL VALUE
----------------------------------------------------------------------------------------------------------
                                    SHARES      AMOUNT         SHARES    AMOUNT       SHARES     AMOUNT
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006
SHARES AUTHORIZED                  100,000                     5,000                     N/A
==========================================================================================================
Sold                                10,987    $ 120,231          332    $ 3,165
--------------------------------
Issued in reinvestment
of distributions                       373        3,722            1         13
--------------------------------
Redeemed                           (10,331)    (112,654)(1)     (215)    (2,037)(1)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)              1,029    $  11,299          118    $ 1,141
==========================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                  100,000                     5,000                     N/A
==========================================================================================================
Sold                                11,746    $ 106,746          189     $1,530
--------------------------------
Issued in reinvestment
of distributions                       240        2,089           --         --
--------------------------------
Redeemed                           (16,669)    (152,585)(2)     (106)      (826)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)             (4,683)   $ (43,750)          83     $  704
==========================================================================================================

A CLASS
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006(3)
SHARES AUTHORIZED                   25,000                    10,000                  55,000
==========================================================================================================
Sold                                   608      $ 6,644          532     $5,196          242     $  3,170
--------------------------------
Issued in reinvestment
of distributions                        38          377           --         --           --           --
--------------------------------
Redeemed                              (899)      (9,623)         (27)      (261)      (3,158)     (40,813)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)               (253)     $(2,602)         505     $4,935       (2,916)    $(37,643)
==========================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                   25,000                       N/A                     N/A
==========================================================================================================
Sold                                 1,381      $12,642
--------------------------------
Issued in reinvestment
of distributions                        12          110
--------------------------------
Redeemed                              (419)      (3,867)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                974      $ 8,885
==========================================================================================================
YEAR ENDED MARCH 31, 2006
SHARES AUTHORIZED                      N/A          N/A                              179,529
==========================================================================================================
Sold                                                                                     474    $   5,502
--------------------------------
Issued in reinvestment
of distributions                                                                         565        6,637
--------------------------------
Redeemed                                                                             (15,369)    (188,758)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                              (14,330)   $(176,619)
==========================================================================================================
YEAR ENDED MARCH 31, 2005
SHARES AUTHORIZED                      N/A          N/A                              179,529
==========================================================================================================
Sold                                                                                     493      $ 4,940
--------------------------------
Issued in reinvestment
of distributions                                                                         387        4,190
--------------------------------
Redeemed                                                                                (331)      (3,349)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                                  549      $ 5,781
==========================================================================================================

(1) Net of redemption fees of $81 and $1 for International Growth and Global
    Growth, respectively.

(2) Net of redemption fees of $20 for International Growth.

(3) April 1, 2006 through November 30, 2006. International Value's fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period (see Note 9).

(continued)

------
38

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

-------------------------------------------------------------------------------------------------------
                                    INTERNATIONAL GROWTH        GLOBAL GROWTH      INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------
                                      SHARES     AMOUNT        SHARES    AMOUNT    SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------
B CLASS
-------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006(1)
SHARES AUTHORIZED                     10,000                   10,000              5,000
=======================================================================================================
Sold                                      80      $ 866            37     $357        30       $   385
----------------------------------
Issued in reinvestment
of distributions                           1         10            --       --        --            --
----------------------------------
Redeemed                                 (31)      (330)           (3)     (32)     (117)       (1,501)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                   50      $ 546            34     $325       (87)      $(1,116)
=======================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                     25,000                      N/A                N/A
=======================================================================================================
Sold                                      56       $507
----------------------------------
Redeemed                                  (9)       (87)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                   47       $420
=======================================================================================================
YEAR ENDED MARCH 31, 2006
SHARES AUTHORIZED                        N/A                      N/A             90,471
=======================================================================================================
Sold                                                                                  54       $   604
----------------------------------
Issued in reinvestment
of distributions                                                                       9           108
----------------------------------
Redeemed                                                                            (150)       (1,701)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                              (87)      $  (989)
=======================================================================================================
YEAR ENDED MARCH 31, 2005
SHARES AUTHORIZED                        N/A                      N/A             90,471
=======================================================================================================
Sold                                                                                  82         $ 808
----------------------------------
Issued in reinvestment
of distributions                                                                       7            78
----------------------------------
Redeemed                                                                             (81)         (804)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                                8         $  82
=======================================================================================================

C CLASS
-------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006(2)
SHARES AUTHORIZED                     10,000                    5,000             50,000
=======================================================================================================
Sold                                     128    $ 1,397            82    $ 772         3           $38
----------------------------------
Issued in reinvestment
of distributions                           3         32            --       --        --            --
----------------------------------
Redeemed                                (156)    (1,664)          (31)    (289)       --            --
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (25)   $  (235)           51    $ 483         3           $38
=======================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                     25,000                    5,000                N/A
=======================================================================================================
Sold                                     155    $ 1,389            31     $248
----------------------------------
Issued in reinvestment
of distributions                          --          2            --       --
----------------------------------
Redeemed                                (194)    (1,765)           (3)     (25)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (39)   $  (374)           28     $223
=======================================================================================================

(1) April 1, 2006 through November 30, 2006. International Value's fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period (See Note 9).

(2) April 3, 2006 (commencement of sale) through November 30, 2006 for
    International Value.

(continued)

------
39

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

------------------------------------------------------------------------------------------------
                                    INTERNATIONAL GROWTH    GLOBAL GROWTH    INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------
                                     SHARES     AMOUNT     SHARES   AMOUNT   SHARES       AMOUNT
------------------------------------------------------------------------------------------------
R CLASS
------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006(1)
SHARES AUTHORIZED                     5,000               10,000             5,000
================================================================================================
Sold                                    140    $ 1,533        --       --        2           $25
----------------------------------
Issued in reinvestment
of distributions                          2         20        --       --       --            --
----------------------------------
Redeemed                               (154)    (1,758)       --       --       --            --
------------------------------------------------------------------------------------------------
Net increase (decrease)                 (12)   $  (205)       --       --        2           $25
================================================================================================
YEAR ENDED NOVEMBER 30, 2005(2)
SHARES AUTHORIZED                     5,000               50,000               N/A
================================================================================================
Sold                                    163     $1,474         3      $25
----------------------------------
Issued in reinvestment
of distributions                         --          2        --       --
----------------------------------
Redeemed                                (20)      (181)       --       --
------------------------------------------------------------------------------------------------
Net increase (decrease)                 143     $1,295         3      $25
================================================================================================

(1) April 3, 2006 (commencement of sale) through November 30, 2006 for
    International Value.

(2) July 29, 2005 (commencement of sale) through November 30, 2005 for Global
    Growth.

5. SECURITIES LENDING

As of November 30, 2006, securities in International Growth and Global Growth valued at $463,980 and $53,748, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $484,316 and $55,570, respectively. International Growth and Global Growth's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by International Growth and Global Growth may be delayed or limited.

6. BANK LINE OF CREDIT

International Growth and Global Growth, along with certain other funds managed by ACIM or ACGIM, have a $500 million unsecured bank line of credit agreement
(the agreement), with JPMCB. International Value entered into the agreement on
December 13, 2006. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended November 30, 2006.

(continued)

------
40

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

On December 12, 2006, International Value declared and paid the following per-share distribution from net investment income to shareholders of record on
December 11, 2006. On December 19, 2006, International Growth and Global Growth
declared and paid the following per-share distributions from net investment income to shareholders of record on December 18, 2006:

--------------------------------------------------------------------------------
                                INVESTOR         INSTITUTIONAL         ADVISOR
--------------------------------------------------------------------------------
International Growth             $0.0913            $0.1162            $0.0601
--------------------------------------------------------------------------------
Global Growth                    $0.0481            $0.0695            $0.0212
--------------------------------------------------------------------------------
International Value              $0.4734            $0.4938              N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 A             B             C             R
--------------------------------------------------------------------------------
International Growth          $0.0601         --            --          $0.0289
--------------------------------------------------------------------------------
Global Growth                 $0.0212         --            --            --
--------------------------------------------------------------------------------
International Value           $0.4478       $0.3709       $0.3709       $0.4221
--------------------------------------------------------------------------------

On December 12, 2006, International Value declared and paid a per-share distribution from net realized gains to shareholders of record on December 11,
2006 of $4.7153 for each class of the fund.

The tax character of distributions paid during the years ended November 30, 2006 and November 30, 2005 for International Growth and Global Growth were as follows:

--------------------------------------------------------------------------------
                                   INTERNATIONAL GROWTH          GLOBAL GROWTH
--------------------------------------------------------------------------------
                                    2006         2005          2006        2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                   $49,996       $30,899       $2,818       $843
--------------------------------------------------------------------------------
Long-term capital gains              --            --           --          --
--------------------------------------------------------------------------------

The tax character of distributions paid during the eight months ended November
30, 2006 and the years ended March 31, 2006 and March 31, 2005 for International
Value were as follows:

--------------------------------------------------------------------------------
                                           INTERNATIONAL VALUE
--------------------------------------------------------------------------------
                           NOV. 30, 2006(1)   MARCH 31, 2006   MARCH 31, 2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                   --              $2,768           $2,032
--------------------------------------------------------------------------------
Long-term capital gains           --              $4,008           $2,247
--------------------------------------------------------------------------------

(1) April 1, 2006 through November 30, 2006, International Value's fiscal year end was charged from March 31 to November 30, resulting in an eight-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

(continued)

------
41

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

8. FEDERAL TAX INFORMATION (CONTINUED)

As of November 30, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

----------------------------------------------------------------------------------
                                     INTERNATIONAL                   INTERNATIONAL
                                        GROWTH       GLOBAL GROWTH       VALUE
----------------------------------------------------------------------------------
Federal tax cost of investments       $2,626,220        $391,737        $40,191
==================================================================================
Gross tax appreciation
of investments                          $758,733        $110,134        $20,721
----------------------------------
Gross tax depreciation
of investments                           (43,058)         (5,672)          (945)
----------------------------------------------------------------------------------
Net tax appreciation
(depreciation) of investments           $715,675        $104,462        $19,776
==================================================================================
Net tax appreciation
(depreciation) on translation
of assets and liabilities
in foreign currencies                       (120)           (307)             5
----------------------------------------------------------------------------------
Net tax appreciation
(depreciation)                          $715,555        $104,155        $19,781
==================================================================================
Undistributed ordinary income            $19,727          $1,709         $3,169
----------------------------------
Accumulated long-term gains                   --          $9,100        $18,546
----------------------------------
Accumulated capital losses             $(424,461)             --             --
----------------------------------
Currency loss deferrals                    $(262)           $(36)           $(3)
----------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. In International Growth, capital loss carryovers of
$(366,696) and $(57,765) expire in 2010 and 2011, respectively.

The currency loss deferrals represent net foreign currency losses incurred in the one-month period ended November 30, 2006. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. REORGANIZATION PLAN

As of the close of business on March 31, 2006, International Value acquired all of the net assets of the Mason Street International Equity Fund (International
Equity), one fund in a series issued by Mason Street Funds, Inc., pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 15,
2006. International Value is maintaining the financial statements and performance history of International Equity. International Value's fiscal year end changed from March 31 to November 30.

Prior to the reorganization, International Equity had A Class and B Class shares. At the close of business and as a result of the reorganization, A Class shares and B Class shares of the acquired fund were converted to A Class shares and B Class shares, respectively, of the surviving fund.

A Class and B Class net assets of International Equity before the reorganization were $54,617 and $4,917, respectively. Immediately after the reorganization, A
Class and B Class net assets of International Value were $54,617 and $4,917, respectively.

(continued)

------
42

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

11. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate qualified dividend income for the fiscal year ended
November 30, 2006 as follows:

--------------------------------------------------------------------------------
                           INTERNATIONAL                          INTERNATIONAL
                               GROWTH          GLOBAL GROWTH          VALUE
--------------------------------------------------------------------------------
                             $54,311,175        $2,818,981             $--
--------------------------------------------------------------------------------

For corporate taxpayers, the following ordinary income distributions paid during the fiscal year ended November 30, 2006, qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------
                           INTERNATIONAL                          INTERNATIONAL
                               GROWTH          GLOBAL GROWTH          VALUE
--------------------------------------------------------------------------------
                                 $--            $1,048,168             $--
--------------------------------------------------------------------------------

As of November 30, 2006, the funds designate the following as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possession of the United States.

--------------------------------------------------------------------------------
                           INTERNATIONAL                          INTERNATIONAL
                               GROWTH          GLOBAL GROWTH          VALUE
--------------------------------------------------------------------------------
                              $1,104,337           $74,175           $115,918
--------------------------------------------------------------------------------

------
43

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
-------------------------------------------------------------------------------------------
                                                        INVESTOR CLASS
-------------------------------------------------------------------------------------------
                                  2006         2005         2004         2003        2002
-------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $9.75        $8.79        $7.54        $6.69       $7.86
-------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(1)                0.06         0.11         0.05         0.06        0.06
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          2.54         0.94         1.26         0.85       (1.20)
-------------------------------------------------------------------------------------------
  Total From
  Investment Operations           2.60         1.05         1.31         0.91       (1.14)
-------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.18)       (0.09)       (0.06)       (0.06)      (0.03)
-------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $12.17        $9.75        $8.79        $7.54       $6.69
===========================================================================================
  TOTAL RETURN(2)                27.03%       12.09%       17.45%       13.70%     (14.54)%

-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                        1.26%        1.23%        1.26%        1.28%        1.25%
--------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                        0.52%        1.22%        0.57%        0.84%        0.76%
--------------------------
Portfolio Turnover Rate             95%          89%         118%         169%         215%
--------------------------
Net Assets,
End of Period
(in thousands)               $2,352,967   $2,249,430   $2,395,249   $2,502,831   $2,410,600
-------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
44

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
---------------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS
---------------------------------------------------------------------------------
                                2006       2005       2004       2003      2002
---------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $9.78      $8.82      $7.56      $6.71     $7.88
---------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(1)              0.07       0.13       0.06       0.07      0.07
--------------------------
  Net Realized and
  Unrealized Gain (Loss)        2.55       0.94       1.27       0.85     (1.19)
---------------------------------------------------------------------------------
  Total From
  Investment Operations         2.62       1.07       1.33       0.92     (1.12)
---------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income            (0.20)     (0.11)     (0.07)     (0.07)    (0.05)
---------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $12.20      $9.78      $8.82      $7.56     $6.71
=================================================================================
  TOTAL RETURN(2)              27.19%     12.28%     17.78%     13.89%   (14.33)%

---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      1.06%      1.03%      1.06%      1.08%      1.05%
--------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                      0.72%      1.42%      0.77%      1.04%      0.96%
--------------------------
Portfolio Turnover Rate           95%        89%       118%       169%       215%
--------------------------
Net Assets,
End of Period
(in thousands)               $125,814   $247,077   $283,330   $301,854   $270,121
---------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
45

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
-------------------------------------------------------------------------------------
                                                   ADVISOR CLASS
-------------------------------------------------------------------------------------
                                2006       2005       2004       2003          2002
-------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $9.72      $8.76      $7.52      $6.66         $7.83
-------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(1)              0.03       0.09       0.03       0.03          0.04
--------------------------
  Net Realized and
  Unrealized Gain (Loss)        2.52       0.94       1.25       0.87         (1.20)
-------------------------------------------------------------------------------------
  Total From
  Investment Operations         2.55       1.03       1.28       0.90         (1.16)
-------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income            (0.15)     (0.07)     (0.04)     (0.04)        (0.01)
-------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $12.12      $9.72      $8.76      $7.52         $6.66
=====================================================================================
  TOTAL RETURN(2)              26.57%     11.85%     17.07%     13.62%       (14.81)%

-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      1.51%      1.48%      1.51%      1.53%          1.50%
--------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                      0.27%      0.97%      0.32%      0.59%          0.51%
--------------------------
Portfolio Turnover Rate           95%        89%       118%       169%           215%
--------------------------
Net Assets,
End of Period
(in thousands)               $336,497   $259,651   $275,195   $239,256       $196,949
-------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
46

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                   A CLASS
--------------------------------------------------------------------------------
                                  2006        2005         2004          2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $9.73       $8.77        $7.53          $6.10
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)                0.04        0.09         0.03          (0.02)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)          2.52        0.94         1.25           1.45
--------------------------------------------------------------------------------
  Total From
  Investment Operations           2.56        1.03         1.28           1.43
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income              (0.15)      (0.07)       (0.04)           --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $12.14       $9.73        $8.77          $7.53
================================================================================
  TOTAL RETURN(3)                26.65%      11.84%       17.10%         23.44%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                        1.51%       1.48%        1.51%       1.53%(4)
--------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                        0.27%       0.97%        0.32%     (0.40)%(4)
--------------------------
Portfolio Turnover Rate             95%         89%         118%        169%(5)
--------------------------
Net Assets,
End of Period
(in thousands)                  $28,367     $25,193      $14,170         $7,395
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through November 30, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
47

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                     B CLASS
--------------------------------------------------------------------------------
                                    2006        2005        2004         2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                $9.65       $8.70       $7.48         $6.10
--------------------------------------------------------------------------------
Income From
Investment Operations
-----------------------------
  Net Investment
  Income (Loss)(2)                 (0.05)       0.02       (0.03)        (0.03)
-----------------------------
  Net Realized and
  Unrealized Gain (Loss)            2.52        0.93        1.25          1.41
--------------------------------------------------------------------------------
  Total From
  Investment Operations             2.47        0.95        1.22          1.38
--------------------------------------------------------------------------------
Distributions
-----------------------------
  From Net
  Investment Income                (0.08)        --(3)       --            --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                     $12.04       $9.65       $8.70         $7.48
================================================================================
  TOTAL RETURN(4)                  25.71%      10.97%      16.31%        22.62%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets               2.26%       2.23%       2.26%      2.28%(5)
-----------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets             (0.48)%       0.22%     (0.43)%    (0.51)%(5)
-----------------------------
Portfolio Turnover Rate               95%         89%        118%       169%(6)
-----------------------------
Net Assets, End of Period
(in thousands)                     $2,699      $1,676      $1,107          $513
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through November 30, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
48

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                                    C CLASS
--------------------------------------------------------------------------------
                                  2006     2005      2004       2003      2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $9.60    $8.66     $7.45      $6.60     $7.82
--------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)(1)               (0.05)    0.02     (0.03)     (0.01)      --(2)
---------------------------
  Net Realized and
  Unrealized Gain (Loss)          2.50     0.92      1.24       0.86     (1.22)
--------------------------------------------------------------------------------
  Total From
  Investment Operations           2.45     0.94      1.21       0.85     (1.22)
--------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Investment Income              (0.08)     --(2)     --         --        --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $11.97    $9.60     $8.66      $7.45     $6.60
================================================================================
  TOTAL RETURN(3)                25.64%   10.91%    16.24%     12.88%   (15.60)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                        2.26%    2.23%     2.26%      2.28%      2.25%
---------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                      (0.48)%    0.22%   (0.43)%    (0.16)%    (0.24)%
---------------------------
Portfolio Turnover Rate             95%      89%      118%       169%       215%
---------------------------
Net Assets,
End of Period
(in thousands)                   $6,250   $5,246    $5,070     $1,933       $912
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
49

International Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                     R CLASS
--------------------------------------------------------------------------------
                                   2006         2005        2004         2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period               $9.71        $8.75       $7.53         $7.02
--------------------------------------------------------------------------------
Income From
Investment Operations
-----------------------------
  Net Investment
  Income (Loss)(2)                 0.01         0.07        0.02         (0.01)
-----------------------------
  Net Realized and
  Unrealized Gain (Loss)           2.53         0.94        1.25          0.52
--------------------------------------------------------------------------------
  Total From
  Investment Operations            2.54         1.01        1.27          0.51
--------------------------------------------------------------------------------
Distributions
-----------------------------
  From Net
  Investment Income               (0.13)       (0.05)      (0.05)          --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                    $12.12        $9.71       $8.75         $7.53
================================================================================
  TOTAL RETURN(3)                 26.39%       11.58%      16.92%         7.26%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets              1.76%     1.69%(4)       1.76%      1.78%(5)
-----------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets                 0.02%     0.76%(4)       0.07%    (0.74)%(5)
-----------------------------
Portfolio Turnover Rate              95%          89%        118%       169%(6)
-----------------------------
Net Assets, End of Period
(in thousands)                    $2,106       $1,809        $376            $3
--------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through November 30, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been
    1.73% and 0.72%, respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
50

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
------------------------------------------------------------------------------------
                                                   INVESTOR CLASS
------------------------------------------------------------------------------------
                                2006        2005        2004       2003       2002
------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $8.88       $7.49       $6.48      $5.39      $6.18
------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(1)               --(2)       --(2)     (0.01)       --(2)     0.01
--------------------------
  Net Realized
  and Unrealized
  Gain (Loss)                   1.70        1.41        1.02       1.09      (0.80)
------------------------------------------------------------------------------------
  Total From
  Investment Operations         1.70        1.41        1.01       1.09      (0.79)
------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income            (0.06)      (0.02)        --         --         --
------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $10.52       $8.88       $7.49      $6.48      $5.39
====================================================================================
  TOTAL RETURN(3)              19.30%      18.87%      15.59%     20.22%    (12.78)%

------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      1.31%       1.30%       1.30%      1.31%       1.32%
--------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                    (0.05)%     (0.01)%     (0.12)%      0.00%       0.13%
--------------------------
Portfolio Turnover Rate           95%         36%         79%       152%        278%
--------------------------
Net Assets,
End of Period
(in thousands)               $418,185    $378,976    $299,807   $250,306    $213,314
------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
51

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                             INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                2006      2005      2004       2003      2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $8.95     $7.55     $6.52      $5.41      $6.19
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(1)              0.01      0.01       --(2)     0.01       0.02
--------------------------
  Net Realized
  and Unrealized
  Gain (Loss)                   1.72      1.43      1.03       1.10      (0.80)
--------------------------------------------------------------------------------
  Total From
  Investment Operations         1.73      1.44      1.03       1.11      (0.78)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income            (0.08)    (0.04)      --         --         --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $10.60     $8.95     $7.55      $6.52      $5.41
================================================================================
  TOTAL RETURN(3)              19.50%    19.22%    15.80%     20.52%    (12.60)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      1.11%     1.10%     1.10%      1.11%       1.12%
--------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                      0.15%     0.19%     0.08%      0.20%       0.33%
--------------------------
Portfolio Turnover Rate           95%       36%       79%       152%        278%
--------------------------
Net Assets,
End of Period
(in thousands)                 $8,540    $8,669    $6,774     $7,901      $3,288
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
52

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
---------------------------------------------------------------------------------
                                                ADVISOR CLASS
---------------------------------------------------------------------------------
                               2006       2005       2004       2003       2002
---------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $8.79      $7.41      $6.43      $5.36      $6.16
---------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(1)            (0.03)     (0.02)     (0.02)     (0.02)     (0.01)
--------------------------
  Net Realized
  and Unrealized
  Gain (Loss)                  1.69       1.40       1.00       1.09      (0.79)
---------------------------------------------------------------------------------
  Total From
  Investment Operations        1.66       1.38       0.98       1.07      (0.80)
---------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income           (0.04)       --         --         --         --
---------------------------------------------------------------------------------
Net Asset Value,
End of Period                $10.41      $8.79      $7.41      $6.43      $5.36
=================================================================================
  TOTAL RETURN(2)             18.97%     18.62%     15.24%     19.96%    (12.99)%

---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     1.56%      1.55%      1.55%      1.56%       1.57%
--------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                   (0.30)%    (0.26)%    (0.37)%    (0.25)%     (0.12)%
--------------------------
Portfolio Turnover Rate          95%        36%        79%       152%        278%
--------------------------
Net Assets,
End of Period
(in thousands)                $5,571     $3,664     $2,475     $1,044        $537
---------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
53

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                                                       A CLASS
--------------------------------------------------------------------------------
                                                                         2006
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $9.02
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------------------
  Net Investment Income (Loss)(1)                                       (0.03)
----------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                1.56
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.53
--------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------
  From Net Investment Income                                            (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.49
================================================================================
  TOTAL RETURN(2)                                                       17.10%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                        1.56%
----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets            (0.30)%
----------------------------------------------------------------
Portfolio Turnover Rate                                                    95%
----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                $5,295
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
54

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                                                       B CLASS
--------------------------------------------------------------------------------
                                                                         2006
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $9.02
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------------------
  Net Investment Income (Loss)(1)                                       (0.11)
----------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                1.57
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.46
--------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------
  From Net Investment Income                                            (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.42
================================================================================
  TOTAL RETURN(2)                                                       16.29%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                        2.31%
----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets            (1.05)%
----------------------------------------------------------------
Portfolio Turnover Rate                                                    95%
----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $352
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
55

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                  C CLASS
--------------------------------------------------------------------------------
                                2006      2005      2004      2003       2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $8.59     $7.29     $6.37     $5.35       $6.14
--------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)(2)             (0.10)    (0.08)    (0.08)    (0.05)      (0.03)
---------------------------
  Net Realized and
  Unrealized Gain (Loss)        1.65      1.38      1.00      1.07       (0.76)
--------------------------------------------------------------------------------
  Total From
  Investment Operations         1.55      1.30      0.92      1.02       (0.79)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $10.14     $8.59     $7.29     $6.37       $5.35
================================================================================
  TOTAL RETURN(3)              18.04%    17.83%    14.44%    19.07%     (12.87)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      2.31%     2.30%     2.30%     2.31%     2.32%(4)
---------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                    (1.05)%   (1.01)%   (1.12)%   (1.00)%   (0.60)%(4)
---------------------------
Portfolio Turnover Rate           95%       36%       79%      152%      278%(5)
---------------------------
Net Assets,
End of Period
(in thousands)                 $1,050      $454      $184       $56          $25
--------------------------------------------------------------------------------

(1) March 1, 2002 (commencement of sale) through November 30, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2002.

See Notes to Financial Statements.

------
56

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                 R CLASS
--------------------------------------------------------------------------------
                                                            2006        2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $8.86         $8.37
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------
  Net Investment Income (Loss)(2)                          (0.05)        (0.02)
----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                   1.71          0.51
--------------------------------------------------------------------------------
  Total From Investment Operations                          1.66          0.49
--------------------------------------------------------------------------------
Distributions
----------------------------------------------------
  From Net Investment Income                               (0.05)          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $10.47         $8.86
================================================================================
  TOTAL RETURN(3)                                          18.79%         5.85%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets           1.81%      1.80%(4)
----------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                     (0.55)%
(0.71)%(4)
----------------------------------------------------
Portfolio Turnover Rate                                       95%        36%(5)
----------------------------------------------------
Net Assets, End of Period (in thousands)                      $32           $26
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through November 30, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

------
57

International Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                      INVESTOR
                                                                        CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $12.85
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.15
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                1.36
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.51
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $14.36
================================================================================
  TOTAL RETURN(3)                                                       11.75%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.30%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets        2.77%(4)(5)
--------------------------------------------------------------
Portfolio Turnover Rate                                                    17%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $437
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through November 30, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Due to cyclical dividends and the eight-month period ended November 30,
    2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
58

International Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------

INSTITUTIONAL
                                                                       CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $12.85
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.25
--------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                1.28
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.53
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $14.38
================================================================================
  TOTAL RETURN(3)                                                       11.91%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.10%(4)
--------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets        2.97%(4)(5)
--------------------------------------------------------------
Portfolio Turnover Rate                                                    17%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $35,574
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through November 30, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Due to cyclical dividends and the eight-month period ended November 30,
    2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
59

International Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------------------------------------
                                                                        A CLASS
--------------------------------------------------------------------------------------------------------------
                                        2006(1)      2006          2005         2004        2003       2002
--------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $12.70      $10.91        $9.64        $6.22       $8.70       $8.89
--------------------------------------------------------------------------------------------------------------
Income From
Investment Operations
------------------------------
  Net Investment
  Income (Loss)                           0.25(2)     0.18(2)      0.13(2)      0.10(2)     0.07(2)     0.06
------------------------------
  Net Realized
  and Unrealized
  Gain (Loss)                             1.40        1.97         1.37         3.42       (2.51)      (0.21)
--------------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations                   1.65        2.15         1.50         3.52       (2.44)      (0.15)
--------------------------------------------------------------------------------------------------------------
Distributions
------------------------------
  From Net
  Investment Income                        --        (0.15)       (0.11)       (0.10)      (0.04)      (0.04)
------------------------------
  From Net
  Realized Gains                           --        (0.21)       (0.12)         --          --          --
--------------------------------------------------------------------------------------------------------------
  Total Distributions                      --        (0.36)       (0.23)       (0.10)      (0.04)      (0.04)
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                           $14.35      $12.70       $10.91        $9.64       $6.22       $8.70
==============================================================================================================
  TOTAL RETURN(3)                        12.99%      19.95%       15.58%       56.65%     (28.10)%     (1.65)%

--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                          1.40%(4)(5)       1.35%        1.41%        1.47%     1.65%(6)    1.65%(6)
------------------------------
Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)                1.55%(5)       1.35%        1.41%        1.47%        1.66%       1.79%
------------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets               2.67%(4)(5)(7)       1.52%        1.28%        1.13%     0.89%(6)    0.74%(6)
------------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets
(Before Expense Waiver)             2.52%(5)(7)       1.52%        1.28%        1.13%        0.90%       0.60%
------------------------------
Portfolio Turnover Rate                     17%          7%          18%          10%          18%         21%
------------------------------
Net Assets, End of Period
(in thousands)                          $19,890     $54,617     $203,215     $174,387     $105,862     $57,773
--------------------------------------------------------------------------------------------------------------

(1) April 1, 2006 through November 30, 2006. The fund's fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund's fiscal year was March 31 (See Note 9).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the period ended November 30, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(5) Annualized.

(6) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(7) Due to cyclical dividends and the eight-month period ended November 30,
    2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
60

International Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------------------
                                                                      B CLASS
-----------------------------------------------------------------------------------------------------------
                                        2006(1)      2006         2005       2004        2003        2002
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $12.51      $10.75       $9.52      $6.14       $8.61       $8.82
-----------------------------------------------------------------------------------------------------------
Income From
Investment Operations
------------------------------
  Net Investment
  Income (Loss)                           0.17(2)     0.10(2)     0.06(2)    0.04(2)     0.01(2)      --(3)
------------------------------
  Net Realized
  and Unrealized
  Gain (Loss)                             1.40        1.93        1.34       3.39       (2.48)      (0.21)
-----------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations                   1.57        2.03        1.40       3.43       (2.47)      (0.21)
-----------------------------------------------------------------------------------------------------------
Distributions
------------------------------
  From Net
  Investment Income                        --        (0.06)      (0.05)     (0.05)        --          --
------------------------------
  From Net
  Realized Gains                           --        (0.21)      (0.12)       --          --          --
-----------------------------------------------------------------------------------------------------------
  Total Distributions                      --        (0.27)      (0.17)     (0.05)        --          --
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                           $14.08      $12.51      $10.75      $9.52       $6.14       $8.61
===========================================================================================================
  TOTAL RETURN(4)                        12.55%      19.07%      14.69%     55.86%     (28.69)%     (2.38)%

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                          2.09%(5)(6)       2.08%       2.09%      2.11%     2.30%(7)    2.30%(7)
------------------------------
Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)                2.30%(6)       2.08%       2.09%      2.11%        2.31%       2.44%
------------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets               1.98%(5)(6)(8)       0.90%       0.61%      0.52%     0.10%(7)    0.09%(7)
------------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets
(Before Expense Waiver)             1.77%(6)(8)       0.90%       0.61%      0.52%        0.09%     (0.05)%
------------------------------
Portfolio Turnover Rate                     17%          7%         18%        10%          18%         21%
------------------------------
Net Assets, End of Period
(in thousands)                           $4,313      $4,917      $5,165     $4,491       $3,011      $4,145
-----------------------------------------------------------------------------------------------------------

(1) April 1, 2006 through November 30, 2006. The fund's fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund's fiscal year was March 31 (See Note 9).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) During the period ended November 30, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(6) Annualized.

(7) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(8) Due to cyclical dividends and the eight-month period ended November 30,
    2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
61

International Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       C CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $12.85
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.14
----------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                1.28
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.42
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $14.27
================================================================================
  TOTAL RETURN(3)                                                       11.05%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     2.30%(4)
----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets        1.77%(4)(5)
----------------------------------------------------------------
Portfolio Turnover Rate                                                    17%
----------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $41
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through November 30, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Due to cyclical dividends and the eight-month period ended November 30,
    2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
62

International Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       R CLASS
--------------------------------------------------------------------------------
                                                                       2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $12.85
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------------
  Net Investment Income (Loss)(2)                                        0.19
---------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                1.27
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.46
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $14.31
================================================================================
  TOTAL RETURN(3)                                                       11.36%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.80%(4)
---------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets        2.27%(4)(5)
---------------------------------------------------------------
Portfolio Turnover Rate                                                    17%
---------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $28
--------------------------------------------------------------------------------

(1) April 3, 2006 (commencement of sale) through November 30, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Due to cyclical dividends and the eight-month period ended November 30,
    2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
63

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund, and Global Growth
Fund, (collectively the "Fund"), two of the mutual funds comprising American
Century World Mutual Funds, Inc., as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. In addition, we have audited the accompanying statement of assets and liabilities, including the schedule of investments of International Value Fund, one of the mutual funds comprising
American Century World Mutual Funds, Inc., as of November 30, 2006, and the
related statements of operations and changes in net assets for the eight month periods then ended, and the financial highlights for the fiscal periods then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of operations for the fiscal year ended March 31, 2006, and the statements of changes in net assets for the each of the two years in the period ended March 31, 2006 and the financial highlights for each of the periods presented in the five-year period ended March 31, 2006 for International Value
Fund were audited by other auditors whose report, dated May 1, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of American Century World Mutual Funds, Inc. as of
November 30, 2006, the results of their operations for the fiscal periods then ended, and the changes in their net assets and their financial highlights for the periods presented (except as noted above in reference to the report of other auditors), in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 16, 2007

------
64

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 14 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
65

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 - present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.     (continued)

------
66

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
67

Approval of Management Agreements for International Growth and Global Growth

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning International Growth and Global Growth (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

(continued)

------
68

Approval of Management Agreements for International Growth and Global Growth

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds'
performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. International

(continued)

------
69

Approval of Management Agreements for International Growth and Global Growth

Growth's performance for both the one and three year periods fell below the median of its peer group during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor. Global Growth's performance for both the one and three year periods was above the median of its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through

(continued)

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70

Approval of Management Agreements for International Growth and Global Growth

reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds'
unified fee to the total expense ratio of other funds in the funds' peer group.
The unified fees charged to shareholders of International Growth and Global
Growth were below the median of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis

(continued)

------
71

Approval of Management Agreements for International Growth and Global Growth

and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

As a part of the 15(c) Process, the board of directors also unanimously approved the renewal of the investment subadvisory agreement by which American Century
Investment Management, Inc. (the "subadvisor") is engaged to manage the cash portion of the funds. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the funds under the agreement. As a part of this review the Directors evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

------
72

Share Class Information

Seven classes of shares are authorized for sale by International Growth and
Global Growth: Investor Class, Institutional Class, Advisor Class, A Class, B
Class, C Class, and R Class. Six classes of shares are authorized for sale by
International Value: Investor Class, Institutional Class, A Class, B Class, C
Class, and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor
Class, A Class, B Class, C Class, and R Class shares are higher than that of
Investor Class shares. The funds are closed to new self-directed retail investors but are available through financial intermediaries. Self-directed retail investors with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A
Class shares. The unified management fee for A Class shares is the same as for
Investor Class shares. A Class shares also are subject to a 0.25% annual Rule
12b-1 distribution and service fee.

(continued)

------
73

Share Class Information

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B
Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
74

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on
American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
75

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI AC (ALL COUNTRY) ASIA PACIFIC INDEX is a total return, capitalization-weighted index that measures the performance of stock markets in
15 Pacific region countries, including Australia, China, Hong Kong, India,
Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines,
Singapore, Sri Lanka, Taiwan and Thailand.

The MSCI EAFE(reg.sm) (Europe, Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) INDEX represents the performance of stocks in global emerging market countries.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

------
76

CONTACT US

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AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

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American Century Global Investment Management, Inc.
New York, New York

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TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

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P.O. Box 419200                                              U.S. POSTAGE PAID
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                                                                 COMPANIES

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and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0701
SH-ANN-52641S

American Century Investment Services, Inc., Distributor

(c)2007 American Century Proprietary Holdings, Inc. All rights reserved.

AMERICAN CENTURY INVESTMENTS

Annual Report
November 30, 2006

[photo of winter scene]

International Stock Fund
International Discovery Fund
Emerging Markets Fund
International Opportunities Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Founder
American Century Companies, Inc.

/s/James E. Stowers III
James E. Stowers III
Chairman of the Board
American Century Companies, Inc.

We are pleased to provide you with the annual report for the American Century
International Stock, International Discovery, Emerging Markets, and
International Opportunities funds for the 12 months ended November 30, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website, americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of the 2006 tax season, you can also find out more about tax information via a link from our website. We've posted online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   One-Year Total Returns. . . . . . . . . . . . . . . . . . . . . . . . .  2

INTERNATIONAL STOCK

INTERNATIONAL DISCOVERY

EMERGING MARKETS

INTERNATIONAL OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
Approval of Management Agreements for International Stock,
International Discovery, Emerging Markets,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Enrique Chang]

BY ENRIQUE CHANG, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT
OFFICER, INTERNATIONAL EQUITY

RESILIENT MARKETS POSTED ROBUST GAINS

Global equity markets continued to demonstrate strength and resilience during the 12 months ended November 30, 2006, with indices from the U.S.'s Dow Jones
Industrials to Hong Kong's Hang Seng reaching record highs.

The gains were so robust that each of the world's 23 developed markets tracked by Morgan Stanley Capital International (MSCI) advanced, with all but New
Zealand registering a double-digit gain. The MSCI Emerging Markets Index, which tracks shares of 27 developing countries globally, also advanced, rebounding from a sharp correction that began in May to finish up 34%.

That kind of vitality in the markets was remarkable in the face of continued
high oil prices, geopolitical tensions in the Middle East, and interest-rate increases by central banks around the world.

STRONG GLOBAL ECONOMYBASIS FOR MARKET GAINS

Developments in Europe were among the highlights of the period. The $10 trillion economy of the dozen euro-sharing nations grew the most in six years during the second quarter of 2006. That growth marked the first time since early 2001 that
European gross domestic product (GDP) topped that of the U.S., Japan, and
Britain.

Europe also benefited from better-than-expected corporate earnings, and a record-breaking $1.4 trillion in merger-and-acquisition activity. The region's exporters also gained on increased capital spending by many companies around the world. These developments helped several equity markets in Europe reach their highest levels in five years, and lifted business confidence in Germany,
Europe's largest economy, to a 15-year high in November.

Japan and other Asian markets also gained during the period, with the MSCI AC
Asia Pacific Index rising 20.90%. Japan's growth has been driven by the fastest pace of business investment in 16 years, a show of confidence that the economy has recovered from years of stagnation.

Among emerging markets, China's GDP has hovered around 10% for four years, and the historic changes there continue to dramatically impact the global economy.
Other developing countries also advanced this year, benefiting from continued
high prices for oil and other commodities, rising income and demand among consumers, and continued economic and political reform.

The economic growth in many countries and increasing confidence among investors stand as testament to the resilience of international markets and the global economy. We believe there are significant opportunities abroad for investors, and you can be assured that our team is dedicated to searching the world for companies to help drive investment performance. As always, it is our privilege to have you as an American Century investor.

ONE-YEAR TOTAL RETURNS
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
MSCI EAFE Index                                              28.20%
--------------------------------------------------------------------------------
MSCI World Free Index                                        20.28%
--------------------------------------------------------------------------------
MSCI EM Index                                                34.38%
--------------------------------------------------------------------------------

------
2

International Stock - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                           --------------
                                           AVERAGE ANNUAL
                                               RETURNS
--------------------------------------------------------------------------------
                                                SINCE             INCEPTION
                             1 YEAR           INCEPTION             DATE
--------------------------------------------------------------------------------
INVESTOR CLASS               26.07%             20.58%             3/31/05
--------------------------------------------------------------------------------
MSCI EAFE INDEX              28.20%             22.01%               --
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
3

International Stock - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 2005

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
--------------------------------------------------------------------------------
                                                          2005*      2006
--------------------------------------------------------------------------------
Investor Class                                            8.40%     26.07%
--------------------------------------------------------------------------------
MSCI EAFE Index                                           8.67%     28.20%
--------------------------------------------------------------------------------

* From 3/31/05, the Investor Class's inception date. Not annualized.

Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

International Stock - Portfolio Commentary

PORTFOLIO MANAGERS: ALEX TEDDER AND KEITH CREVELING

PERFORMANCE SUMMARY

International Stock advanced 26.07% during the 12 months ended November 30,
2006. Its benchmark, the MSCI EAFE Index, returned 28.20%. The portfolio's results reflected operating expenses, while the index returns did not.

Strong global economic growth and the U.S. dollar's decline versus other currencies drove these gains. Against that backdrop, every sector in which we invested contributed to the portfolio's total return, and all of our top-10 holdings on average during the period added value. But several sectors, notably materials, underperformed the index, ultimately causing the portfolio to lag the benchmark.

MANAGEMENT CHANGES

Portfolio manager Michael Perelstein left American Century on June 30, 2006.
Effective July 5, 2006, Alex Tedder joined Keith Creveling as a portfolio manager for International Stock. Previously, Tedder was a managing director, head of international equities, and portfolio manager for Deutsche Asset
Management Ltd. from 1994 to 2005.

TELECOM LIFTED RELATIVE RETURNS

Our telecommunication services position made the largest contribution to relative returns versus the benchmark, due to effective security selection in the wireless industry. The portfolio benefited most from our overweight position in Telenor, a Norwegian phone company with global reach.

Two other companies in the telecom sector -- America Movil, which provides mobile phone service in Latin America, and China Mobile Ltd. -- were also among the top-10 contributors to relative performance. Both are portfolio-only positions, meaning they are not in the index. They serve as examples of our research and analysis leading to opportunities beyond the benchmark.

FINANCIALS SPURRED GAINS

Financial holdings, which represented the portfolio's largest sector stake, outperformed the index and made the largest contribution to total return. The financial sector included the security that made the largest contribution to the portfolio's relative and absolute performance. Shares of Man Group, a
London-based fund manager, advanced 85.7% during the reporting period. Man reported that profit increased 40% during the six months ended September 30,
2006.

MATERIALS LAGGED

Our investments in a few areas lagged the index. An underweight position in the materials sector, particularly among

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/06               5/31/06
--------------------------------------------------------------------------------
Roche Holding AG                          2.2%                  2.6%
--------------------------------------------------------------------------------
Total SA                                  1.7%                  1.7%
--------------------------------------------------------------------------------
ORIX Corp.                                1.7%                  1.7%
--------------------------------------------------------------------------------
Groupe Danone                             1.6%                  1.2%
--------------------------------------------------------------------------------
AXA SA                                    1.5%                  1.2%
--------------------------------------------------------------------------------
Tesco plc                                 1.5%                   --
--------------------------------------------------------------------------------
Toyota Motor Corp.                        1.5%                  1.7%
--------------------------------------------------------------------------------
Novartis AG                               1.5%                  1.7%
--------------------------------------------------------------------------------
Societe Generale                          1.4%                  1.4%
--------------------------------------------------------------------------------
Reckitt Benckiser plc                     1.4%                  1.6%
--------------------------------------------------------------------------------

                                                                    (continued)

------
5

International Stock - Portfolio Commentary

metals and mining companies, slowed relative performance most. Holdings in the sector's chemicals industry also detracted, mostly due to a pullback among chemical companies in Japan, including Nitto Denko Corp. and JSR Corp. Of the 10 companies that detracted most from relative performance, five were from Japan.
Although our low exposure to the materials sector slowed performance, we still questioned the sustainability of recent performance among some metals and mining companies, and remained underweight.

OPPORTUNITIES IN EMERGING MARKETS

While International Stock invests primarily in large companies in developed countries, we have found opportunity in emerging markets among several companies that fulfill our criteria for sustainable revenue and earnings. They include
China Mobile, China Merchants Bank and CEZ AS, a power producer in the Czech
Republic. Each of these securities contributed to absolute and relative returns.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

After the reporting period, portfolio manager Alex Tedder said, "The recent performance of the international equity markets has indeed been remarkable, and we believe the economic, political, and demographic changes under way around the world will continue to create opportunity for investors. But we have to be prepared for changes in the investment environment and economic climate, and that's why we believe it's critically important to invest in companies based on strong fundamentals and their ability to produce sustainable revenue and earnings growth, regardless of market conditions."

As of November 30, 2006, we continued to see opportunities in the industrials sector. That was reflected in overweight positions in electrical equipment companies such as Switzerland's ABB Ltd., one of the world's largest makers of power networks, whose products include robotics for car manufacturers. ABB benefited from strong order flows due to increased capital spending by companies worldwide. We expect industrials to remain a source of strength for
International Stock.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/06               5/31/06
--------------------------------------------------------------------------------
Foreign Common Stocks                    98.0%                 98.3%
--------------------------------------------------------------------------------
Temporary Cash Investments                2.1%                  1.1%
--------------------------------------------------------------------------------
Other Assets and Liabilities            (0.1)%                  0.6%
--------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/06               5/31/06
--------------------------------------------------------------------------------
United Kingdom                           17.2%                 12.1%
--------------------------------------------------------------------------------
Japan                                    16.3%                 23.5%
--------------------------------------------------------------------------------
Switzerland                              12.3%                  9.8%
--------------------------------------------------------------------------------
France                                    9.6%                 14.1%
--------------------------------------------------------------------------------
Germany                                   5.4%                  8.1%
--------------------------------------------------------------------------------
Australia                                 3.8%                  3.5%
--------------------------------------------------------------------------------
Italy                                     3.7%                  4.1%
--------------------------------------------------------------------------------
Netherlands                               3.3%                  2.9%
--------------------------------------------------------------------------------
Spain                                     2.9%                  1.6%
--------------------------------------------------------------------------------
Greece                                    2.6%                  2.8%
--------------------------------------------------------------------------------
Norway                                    2.3%                  2.8%
--------------------------------------------------------------------------------
Hong Kong                                 2.2%                   --
--------------------------------------------------------------------------------
Other Countries                          16.4%                 13.0%
--------------------------------------------------------------------------------
Cash and Equivalents(1)                   2.0%                  1.7%
--------------------------------------------------------------------------------

(1) Includes temporary cash investments and other assets and liabilities.

------
6

International Stock - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.0%

AUSTRALIA -- 3.8%
--------------------------------------------------------------------------------
           55,122  BHP Billiton Ltd.                                    $ 1,141
--------------------------------------------------------------------------------
            7,424  CSL Ltd.                                                 348
--------------------------------------------------------------------------------
           24,688  National Australia Bank Ltd.                             763
--------------------------------------------------------------------------------
           28,587  QBE Insurance Group Limited                              584
--------------------------------------------------------------------------------
           10,787  Rio Tinto Ltd.                                           632
--------------------------------------------------------------------------------
                                                                          3,468
--------------------------------------------------------------------------------

AUSTRIA -- 0.9%
--------------------------------------------------------------------------------
           11,137  Erste Bank der Oesterreichischen
                   Sparkassen AG                                            812
--------------------------------------------------------------------------------

BELGIUM -- 0.7%
--------------------------------------------------------------------------------
            5,501  KBC Groupe                                               619
--------------------------------------------------------------------------------

BRAZIL -- 1.1%
--------------------------------------------------------------------------------
           10,941  Petroleo Brasileiro SA ADR                             1,030
--------------------------------------------------------------------------------

CZECH REPUBLIC -- 0.9%
--------------------------------------------------------------------------------
           18,971  CEZ AS(1)                                                846
--------------------------------------------------------------------------------

DENMARK -- 0.3%
--------------------------------------------------------------------------------
            8,074  Vestas Wind Systems AS(1)                                312
--------------------------------------------------------------------------------

FINLAND -- 2.0%
--------------------------------------------------------------------------------
           23,716  Fortum Oyj                                               693
--------------------------------------------------------------------------------
           12,514  Kone Oyj                                                 640
--------------------------------------------------------------------------------
           10,342  Metso Oyj                                                477
--------------------------------------------------------------------------------
                                                                          1,810
--------------------------------------------------------------------------------

FRANCE -- 9.6%
--------------------------------------------------------------------------------
           11,726  Accor SA                                                 853
--------------------------------------------------------------------------------
           36,599  AXA SA                                                 1,387
--------------------------------------------------------------------------------
            3,828  Essilor International SA Cie
                   Generale D'Optique                                       411
--------------------------------------------------------------------------------
            9,523  Groupe Danone                                          1,466
--------------------------------------------------------------------------------
            4,313  PPR SA                                                   658
--------------------------------------------------------------------------------
            7,533  Societe Generale                                       1,262
--------------------------------------------------------------------------------
           22,122  Total SA                                               1,569
--------------------------------------------------------------------------------
           15,235  Veolia Environnement                                   1,009
--------------------------------------------------------------------------------
                                                                          8,615
--------------------------------------------------------------------------------

GERMANY -- 5.4%
--------------------------------------------------------------------------------
            3,270   Deutsche Boerse AG                                      548
--------------------------------------------------------------------------------
            8,433   Fresenius Medical Care AG                             1,132
--------------------------------------------------------------------------------
            6,801   Hochtief AG                                             457
--------------------------------------------------------------------------------
            7,634   Hypo Real Estate Holding AG                             444
--------------------------------------------------------------------------------
            8,239   Linde AG                                                812
--------------------------------------------------------------------------------
            2,481   MAN AG                                                  237
--------------------------------------------------------------------------------
            3,158   SAP AG                                                  660
--------------------------------------------------------------------------------
            5,849   Siemens AG                                              557
--------------------------------------------------------------------------------
                                                                          4,847
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

GREECE -- 2.6%
--------------------------------------------------------------------------------
           38,232  Hellenic Telecommunications
                   Organization SA(1)                                   $ 1,111
--------------------------------------------------------------------------------
           26,425  National Bank of Greece SA                             1,212
--------------------------------------------------------------------------------
                                                                          2,323
--------------------------------------------------------------------------------

HONG KONG -- 2.2%
--------------------------------------------------------------------------------
           99,000  China Mobile Ltd.                                        832
--------------------------------------------------------------------------------
           56,000  Esprit Holdings Limited                                  581
--------------------------------------------------------------------------------
          183,000  Li & Fung Ltd.                                           532
--------------------------------------------------------------------------------
                                                                          1,945
--------------------------------------------------------------------------------

INDIA -- 0.8%
--------------------------------------------------------------------------------
           13,860  Infosys Technologies Ltd. ADR                            742
--------------------------------------------------------------------------------

IRELAND -- 1.8%
--------------------------------------------------------------------------------
           37,520  Anglo Irish Bank Corp. plc                               713
--------------------------------------------------------------------------------
           11,794  Ryanair Holdings plc ADR(1)                              903
--------------------------------------------------------------------------------
                                                                          1,616
--------------------------------------------------------------------------------

ITALY -- 3.7%
--------------------------------------------------------------------------------
           38,948  Banco Popolare di Verona
                   e Novara Scrl                                          1,095
--------------------------------------------------------------------------------
           20,223  ENI SpA                                                  662
--------------------------------------------------------------------------------
            4,516  Fastweb                                                  235
--------------------------------------------------------------------------------
           21,725  Luxottica Group SpA                                      659
--------------------------------------------------------------------------------
           26,316  Saipem SpA                                               663
--------------------------------------------------------------------------------
                                                                          3,314
--------------------------------------------------------------------------------

JAPAN -- 16.3%
--------------------------------------------------------------------------------
            7,200  Astellas Pharma Inc.                                     315
--------------------------------------------------------------------------------
           97,000  Bank of Yokohama Ltd. (The)                              743
--------------------------------------------------------------------------------
           14,600  Canon, Inc.                                              772
--------------------------------------------------------------------------------
           27,000  Daiei Inc. (The)(1)                                      477
--------------------------------------------------------------------------------
            3,900  Fanuc Ltd.                                               355
--------------------------------------------------------------------------------
            8,100  Hoya Corp.                                               319
--------------------------------------------------------------------------------
           31,200  JTEKT Corp.                                              631
--------------------------------------------------------------------------------
               67  KDDI Corp.                                               448
--------------------------------------------------------------------------------
           22,800  Konami Corp.                                             656
--------------------------------------------------------------------------------
            9,000  Leopalace21 Corp.                                        302
--------------------------------------------------------------------------------
           40,000  Matsushita Electric Works, Ltd.                          450
--------------------------------------------------------------------------------
          100,000  Mitsubishi Electric Corp.                                909
--------------------------------------------------------------------------------
               63  Mitsubishi UFJ Financial Group, Inc.                     806
--------------------------------------------------------------------------------
            5,900  Murata Manufacturing Co. Ltd.                            403
--------------------------------------------------------------------------------
           19,000  NGK Insulators Ltd.                                      282
--------------------------------------------------------------------------------
            1,900  Nintendo Co., Ltd.                                       453
--------------------------------------------------------------------------------
            5,720  ORIX Corp.                                             1,566
--------------------------------------------------------------------------------
           72,000  Sekisui Chemical Co. Ltd.                                609
--------------------------------------------------------------------------------
           14,300  Shin-Etsu Chemical Co., Ltd.                             945
--------------------------------------------------------------------------------
           26,000  Sumitomo Realty &
                    Development Co. Ltd.                                    829
--------------------------------------------------------------------------------
           43,000  Tokyo Tatemono Co. Ltd.                                  462
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

International Stock - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------
           22,500  Toyota Motor Corp.                                   $ 1,365
--------------------------------------------------------------------------------
            5,130  Yamada Denki Co. Ltd.                                    486
--------------------------------------------------------------------------------
                                                                         14,583
--------------------------------------------------------------------------------

MEXICO -- 1.1%
--------------------------------------------------------------------------------
           21,811  America Movil SA
                   de CV Series L ADR                                       970
--------------------------------------------------------------------------------

NETHERLANDS -- 3.3%
--------------------------------------------------------------------------------
           18,714  ASML Holding N.V.(1)                                     465
--------------------------------------------------------------------------------
           25,737  ING Groep N.V. CVA                                     1,097
--------------------------------------------------------------------------------
           13,201  Koninklijke Philips Electronics N.V.                     491
--------------------------------------------------------------------------------
           18,478  Royal Numico N.V.                                        953
--------------------------------------------------------------------------------
                                                                          3,006
--------------------------------------------------------------------------------

NORWAY -- 2.3%
--------------------------------------------------------------------------------
            5,168  Aker Kvaerner ASA                                        591
--------------------------------------------------------------------------------
           19,696  Statoil ASA                                              547
--------------------------------------------------------------------------------
           53,083  Telenor ASA                                              912
--------------------------------------------------------------------------------
                                                                          2,050
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.7%
--------------------------------------------------------------------------------
          359,000  China Merchants Bank
                   Co. Ltd. Cl H(1)                                         689
--------------------------------------------------------------------------------

SINGAPORE -- 1.3%
--------------------------------------------------------------------------------
           54,000  Keppel Corp. Ltd.                                        610
--------------------------------------------------------------------------------
           50,000  United Overseas Bank Ltd.                                604
--------------------------------------------------------------------------------
                                                                          1,214
--------------------------------------------------------------------------------

SOUTH KOREA -- 1.6%
--------------------------------------------------------------------------------
            7,555  Hyundai Motor Company                                    572
--------------------------------------------------------------------------------
            1,300  Samsung Electronics                                      892
--------------------------------------------------------------------------------
                                                                          1,464
--------------------------------------------------------------------------------

SPAIN -- 2.9%
--------------------------------------------------------------------------------
           44,827  Cintra Concesiones de
                   Infraestructuras de Transporte SA                        750
--------------------------------------------------------------------------------
           18,003  Inditex SA                                               913
--------------------------------------------------------------------------------
           46,809  Telefonica SA                                            948
--------------------------------------------------------------------------------
                                                                          2,611
--------------------------------------------------------------------------------

SWEDEN -- 1.4%
--------------------------------------------------------------------------------
           15,819  Swedbank AB A Shares                                     555
--------------------------------------------------------------------------------
          194,027  Telefonaktiebolaget LM
                   Ericsson Cl B                                            751
--------------------------------------------------------------------------------
                                                                          1,306
--------------------------------------------------------------------------------

SWITZERLAND -- 12.3%
--------------------------------------------------------------------------------
           63,940  ABB Ltd.                                               1,033
--------------------------------------------------------------------------------
           16,342  Adecco SA                                              1,083
--------------------------------------------------------------------------------
           19,163  Compagnie Financiere
                   Richemont AG Cl A                                      1,032
--------------------------------------------------------------------------------
           16,029  Credit Suisse Group                                    1,060
--------------------------------------------------------------------------------
           10,263  Holcim Ltd.                                              921
--------------------------------------------------------------------------------
            4,065  Julius Baer Holding AG                                   433
--------------------------------------------------------------------------------
            1,242  Nestle SA                                                439
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

           22,759  Novartis AG                                          $ 1,327
--------------------------------------------------------------------------------
           10,963  Roche Holding AG                                       1,981
--------------------------------------------------------------------------------
            4,831  Syngenta AG                                              850
--------------------------------------------------------------------------------
           15,514  UBS AG                                                   933
--------------------------------------------------------------------------------
                                                                         11,092
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.8%
--------------------------------------------------------------------------------
          259,000  Acer Inc.                                                559
--------------------------------------------------------------------------------
          147,600  Hon Hai Precision Industry Co., Ltd.                   1,074
--------------------------------------------------------------------------------
                                                                          1,633
--------------------------------------------------------------------------------

UNITED KINGDOM -- 17.2%
--------------------------------------------------------------------------------
           46,458  Amvescap plc                                             502
--------------------------------------------------------------------------------
           88,186  Barclays plc                                           1,179
--------------------------------------------------------------------------------
           69,277  BG Group plc                                             932
--------------------------------------------------------------------------------
           39,624  BP plc                                                   447
--------------------------------------------------------------------------------
           78,322  BT Group plc                                             438
--------------------------------------------------------------------------------
           88,625  Burberry Group plc                                     1,049
--------------------------------------------------------------------------------
           85,571  Capita Group plc                                         964
--------------------------------------------------------------------------------
          108,175  Carphone Warehouse Group plc                             575
--------------------------------------------------------------------------------
           19,554  Experian Group Ltd.                                      226
--------------------------------------------------------------------------------
           28,158  GlaxoSmithKline plc                                      748
--------------------------------------------------------------------------------
           90,923  International Power plc                                  606
--------------------------------------------------------------------------------
          108,205  Man Group plc                                          1,009
--------------------------------------------------------------------------------
           66,924  Marks & Spencer Group plc                                899
--------------------------------------------------------------------------------
           25,449  Pearson plc                                              375
--------------------------------------------------------------------------------
           49,257  Prudential plc                                           640
--------------------------------------------------------------------------------
           27,732  Reckitt Benckiser plc                                  1,233
--------------------------------------------------------------------------------
           43,986  Reuters Group plc                                        392
--------------------------------------------------------------------------------
           20,618  Royal Bank of Scotland Group plc                         747
--------------------------------------------------------------------------------
           32,198  SABMiller plc                                            673
--------------------------------------------------------------------------------
           14,853  Standard Chartered plc                                   426
--------------------------------------------------------------------------------
          178,715  Tesco plc                                              1,375
--------------------------------------------------------------------------------
                                                                         15,435
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $75,974)                                                           88,352
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.1%

Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 2.375%, 1/15/25,
valued at $1,940), in a joint trading
account at 5.25%, dated 11/30/06,
due 12/1/06 (Delivery value $1,900)
(Cost $1,900)                                                             1,900
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 100.1%
(Cost $77,874)                                                           90,252
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (0.1)%                                                   (71)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                              $90,181
================================================================================

See Notes to Financial Statements.                                  (continued)

------
8

International Stock - Schedule of Investments

NOVEMBER 30, 2006

MARKET SECTOR DIVERSIFICATION
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                                26.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    13.9%
--------------------------------------------------------------------------------
Industrials                                                               12.1%
--------------------------------------------------------------------------------
Information Technology                                                     8.6%
--------------------------------------------------------------------------------
Energy                                                                     7.1%
--------------------------------------------------------------------------------
Health Care                                                                7.0%
--------------------------------------------------------------------------------
Consumer Staples                                                           6.8%
--------------------------------------------------------------------------------
Telecommunication Services                                                 6.5%
--------------------------------------------------------------------------------
Materials                                                                  5.9%
--------------------------------------------------------------------------------
Utilities                                                                  3.5%
--------------------------------------------------------------------------------
Cash and Equivalents(+)                                                    2.0%
--------------------------------------------------------------------------------

+ Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
(1) Non-income producing.

See Notes to Financial Statements.

------
9

International Discovery - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                       -----------------------------
                                           AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE     INCEPTION
                             1 YEAR    5 YEARS  10 YEARS  INCEPTION     DATE
--------------------------------------------------------------------------------
INVESTOR CLASS               36.41%    20.47%    16.13%    16.36%      4/1/94
--------------------------------------------------------------------------------
S&P/CITIGROUP EMI GROWTH
WORLD EX-US                  31.56%    19.85%     7.75%     7.40%(1)     --
--------------------------------------------------------------------------------
Institutional Class          36.65%    20.70%      --      16.13%      1/2/98
--------------------------------------------------------------------------------
Advisor Class                36.08%    20.20%      --      13.45%     4/28/98
--------------------------------------------------------------------------------

(1) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
10

International Discovery - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made November 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended November 30
------------------------------------------------------------------------------------------------------
                     1997    1998    1999     2000     2001     2002    2003    2004    2005    2006
------------------------------------------------------------------------------------------------------
Investor Class      17.76%  14.79%  65.12%   -1.27%  -20.17%   -8.00%  37.05%  18.76%  24.30%  36.41%
------------------------------------------------------------------------------------------------------
S&P/Citigroup EMI
Growth World ex-US  -8.85%   7.30%  27.50%  -14.20%  -20.23%  -10.96%  38.79%  27.58%  19.21%  31.56%
------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

International Discovery - Portfolio Commentary

PORTFOLIO MANAGERS: MARK KOPINSKI AND BRIAN BRADY

PERFORMANCE SUMMARY

International Discovery gained 36.41%* during the 12 months ended November 30,
2006, compared with the 31.56% gain of its benchmark index, the S&P/Citigroup
EMI Growth World ex-US. The portfolio also outperformed the 30.50% average return of Morningstar's Foreign Small/Mid Growth category.** Since its inception on April 1, 1994, International Discovery has provided an average annualized return of 16.36%, versus 7.40% for its benchmark.

The global stock rally outlined in the Market Perspective on page 2 and the decline of the U.S. dollar versus other currencies help explain the fund's powerful absolute performance. We received positive absolute contributions from all 10 of the stock sectors in which we were invested. Meanwhile, our favorable relative performance was attributable to effective security selection. In addition, the fund paid a record dividend of 22% for 2006.

INDUSTRIALS PACED GAINS

Our investments in the industrials sector contributed most to performance during the reporting period, led by machinery companies. Vallourec (up 138% in U.S.
dollar terms), a French maker of seamless steel tubing used by oil companies for drilling operations, was noteworthy. During the period, the firm recorded strong first-half 2006 sales, which were supported by thriving global oil and gas markets alongside robust power generation and mechanical engineering markets.
These factors were bolstered by relatively favorable economic conditions. When the company's stock price far exceeded reasonable expectations, even considering its great results, we sold the position.

ENERGY, TECHNOLOGY BOLSTERED RESULTS

Our stake in the energy sector is a good example of our process at work. Our search for companies demonstrating improving earnings led us to Norway's Aker
Kvaerner (up 56%). This provider of deepwater drilling rigs was our top-contributing stock. As oil exploration moves further offshore and into deeper waters, more equipment is required on the seabed for production, processing, and controlling the flow of oil. Aker Kvaerner is an active player in this higher margin business, securing several new equipment and service contracts. We also sold this stock during the period.

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/06               5/31/06
--------------------------------------------------------------------------------
Millicom International
Cellular SA                               3.1%                   --
--------------------------------------------------------------------------------
CSL Ltd.                                  2.4%                  2.4%
--------------------------------------------------------------------------------
Neopost SA                                2.3%                  1.1%
--------------------------------------------------------------------------------
Carphone Warehouse
Group plc                                 2.3%                  2.3%
--------------------------------------------------------------------------------
Punch Taverns plc                         2.1%                  0.7%
--------------------------------------------------------------------------------
Enagas                                    2.0%                  1.2%
--------------------------------------------------------------------------------
Banca Italease                            2.0%                  1.0%
--------------------------------------------------------------------------------
Kingspan Group plc                        1.8%                  1.4%
--------------------------------------------------------------------------------
Nexans SA                                 1.8%                   --
--------------------------------------------------------------------------------
Gildan Activewear Inc.                    1.8%                  1.0%
--------------------------------------------------------------------------------

*  All fund returns referenced in this commentary are
   for Investor Class shares.

** The five- and ten-year average returns as of November 30, 2006, for International Discovery's Morningstar category were 20.47%
   and 14.61%, respectively.

(c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and
(3) is not warranted to be accurate, complete or timely.
Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use
of this information.                                                (continued)

------
12

International Discovery - Portfolio Commentary

Stock selection also played a role in the superior results from our technology position, a rich source of both absolute contribution and relative outperformance. Taiwan's High Tech Computer Corp. (up 89%), a non-benchmark holding, exhibited exactly the kind of improving earnings growth that we require. The company is a leading maker of feature-rich mobile phones, or
"smartphones", powered by Microsoft Corp. software. In September 2006, the company brought the world's smallest and thinnest smartphone, the Cingular 3125, to market. Shortly thereafter, the firm reported historically high quarterly earnings, followed by record high sales in October.

FINANCIALS ADDED VALUE

Our bottom-up stock selection process also served us well in the commercial banking industry. Our strategy led us to numerous non-benchmark holdings, and of these, all but two contributed to total return and helped us outdistance our benchmark. Bank of Cyprus Public Co. Ltd., which we sold during the period, and
Greece's Piraeus Bank were two noteworthy names.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the portfolio from the ground up, one stock at a time. In our search for companies demonstrating earnings acceleration, we will structure exposure to stocks and market segments as warranted based on the strength of individual companies.

As of November 30, 2006, our investment process led us to build relatively overweight positions in the industrials and information technology sectors.
Continuing global economic growth  and company spending for technology infrastructure and equipment drove top- and bottom-line growth for tech companies, which drew our interest. Conversely, amid interest rate uncertainty and shaky consumer confidence, we saw less opportunity in the financials and the consumer discretionary sectors, where companies experienced slower earnings growth. Consequently, we maintained underweight positions in those sectors.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/06               5/31/06
--------------------------------------------------------------------------------
Foreign Common Stocks                    96.4%                 95.4%
--------------------------------------------------------------------------------
Foreign Preferred Stocks                   --                   0.7%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.4%                 96.1%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          1.5%                  3.3%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                        2.1%                  0.6%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY AS OF
NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/06               5/31/06
--------------------------------------------------------------------------------
United Kingdom                           12.8%                 13.8%
--------------------------------------------------------------------------------
Japan                                    10.4%                 16.1%
--------------------------------------------------------------------------------
Australia                                 7.1%                  6.2%
--------------------------------------------------------------------------------
Italy                                     5.8%                  2.7%
--------------------------------------------------------------------------------
Switzerland                               5.3%                  2.9%
--------------------------------------------------------------------------------
Germany                                   5.0%                  9.8%
--------------------------------------------------------------------------------
Sweden                                    4.9%                  0.8%
--------------------------------------------------------------------------------
France                                    4.5%                  5.3%
--------------------------------------------------------------------------------
Spain                                     4.3%                  2.8%
--------------------------------------------------------------------------------
Taiwan (Republic
of China)                                 3.8%                  4.9%
--------------------------------------------------------------------------------
Ireland                                   3.6%                  1.4%
--------------------------------------------------------------------------------
Denmark                                   3.3%                  3.1%
--------------------------------------------------------------------------------
Other Countries                          25.6%                 26.3%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                   3.6%                  3.9%
--------------------------------------------------------------------------------

(2) Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

------
13

International Discovery - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.4%

AUSTRALIA -- 7.1%
--------------------------------------------------------------------------------
        1,304,500  Babcock & Brown
                   International Pty Ltd.                            $   25,538
--------------------------------------------------------------------------------
          804,800  CSL Ltd.                                              37,671
--------------------------------------------------------------------------------
        1,420,900  Lend Lease Corp. Ltd.                                 19,628
--------------------------------------------------------------------------------
        2,313,800  Macquarie Communications
                   Infrastructure Group                                  11,707
--------------------------------------------------------------------------------
        1,478,600  Paladin Resources Ltd.(1)                              8,228
--------------------------------------------------------------------------------
          502,700  WorleyParsons Ltd.                                     7,591
--------------------------------------------------------------------------------
                                                                        110,363
--------------------------------------------------------------------------------

AUSTRIA -- 0.7%
--------------------------------------------------------------------------------
          458,100  Meinl European Land Ltd.(1)                           10,803
--------------------------------------------------------------------------------

BELGIUM -- 1.2%
--------------------------------------------------------------------------------
          122,600  Umicore                                               18,435
--------------------------------------------------------------------------------

CANADA -- 2.4%
--------------------------------------------------------------------------------
          409,200  Alimentation Couche-Tard
                   Inc. Cl B                                              9,070
--------------------------------------------------------------------------------
          507,200  Gildan Activewear Inc.(1)                             27,760
--------------------------------------------------------------------------------
                                                                         36,830
--------------------------------------------------------------------------------

DENMARK -- 3.3%
--------------------------------------------------------------------------------
           12,234  Alk-Abello AS(1)                                       2,633
--------------------------------------------------------------------------------
          177,100  Coloplast AS Cl B(2)                                  15,581
--------------------------------------------------------------------------------
          207,900  FLSmidth & Co. AS                                     12,120
--------------------------------------------------------------------------------
          126,900  Topdanmark AS(1)                                      20,276
--------------------------------------------------------------------------------
                                                                         50,610
--------------------------------------------------------------------------------

EGYPT -- 0.5%
--------------------------------------------------------------------------------
          819,000  Commercial International Bank                          8,192
--------------------------------------------------------------------------------

FRANCE -- 4.5%
--------------------------------------------------------------------------------
           71,400  Iliad SA                                               6,215
--------------------------------------------------------------------------------
          280,500  Neopost SA(2)                                         36,066
--------------------------------------------------------------------------------
          265,200  Nexans SA                                             28,354
--------------------------------------------------------------------------------
                                                                         70,635
--------------------------------------------------------------------------------

GERMANY -- 5.0%
--------------------------------------------------------------------------------
          609,500  GEA Group AG                                          12,104
--------------------------------------------------------------------------------
          118,700  Hochtief AG                                            7,968
--------------------------------------------------------------------------------
          597,500  IVG Immobilien AG                                     23,257
--------------------------------------------------------------------------------
        1,331,500  United Internet AG                                    20,110
--------------------------------------------------------------------------------
           98,100  Wincor Nixdorf AG                                     14,079
--------------------------------------------------------------------------------
                                                                         77,518
--------------------------------------------------------------------------------

GREECE -- 2.5%
--------------------------------------------------------------------------------
          722,800  Greek Postal Savings Bank(1)                          16,892
--------------------------------------------------------------------------------
          156,500  Intralot SA-Integrated Lottery
                   Systems & Services                                     4,997
--------------------------------------------------------------------------------
          558,400  Piraeus Bank SA                                       16,719
--------------------------------------------------------------------------------
                                                                         38,608
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

HONG KONG -- 3.0%
--------------------------------------------------------------------------------
        4,333,000  Kowloon Development Co. Ltd.                      $    8,567
--------------------------------------------------------------------------------
        9,516,000  Melco International
                   Development                                           26,913
--------------------------------------------------------------------------------
        7,376,000  Shun Tak Holdings Ltd.                                11,568
--------------------------------------------------------------------------------
                                                                         47,048
--------------------------------------------------------------------------------

INDIA -- 1.4%
--------------------------------------------------------------------------------
          777,800  Indiabulls Financial Services Ltd.                     9,977
--------------------------------------------------------------------------------
          477,400  Tech Mahindra Ltd.(1)                                 12,018
--------------------------------------------------------------------------------
                                                                         21,995
--------------------------------------------------------------------------------

INDONESIA -- 0.4%
--------------------------------------------------------------------------------
       22,967,500  PT Bank Mandiri Tbk                                    6,954
--------------------------------------------------------------------------------

IRELAND -- 3.6%
--------------------------------------------------------------------------------
        1,785,700  C&C Group plc                                         27,207
--------------------------------------------------------------------------------
        1,273,400  Kingspan Group plc                                    28,427
--------------------------------------------------------------------------------
                                                                         55,634
--------------------------------------------------------------------------------

ITALY -- 5.8%
--------------------------------------------------------------------------------
        1,491,100   ASM Brescia SpA                                       7,788
--------------------------------------------------------------------------------
          546,100   Banca Italease                                       30,734
--------------------------------------------------------------------------------
        1,204,100   Davide Campari-Milano SpA                            12,028
--------------------------------------------------------------------------------
          607,000   Geox SpA                                              9,288
--------------------------------------------------------------------------------
        3,737,200   Hera SpA                                             15,894
--------------------------------------------------------------------------------
          128,643   Pirelli & C. Real Estate SpA                          8,883
--------------------------------------------------------------------------------
           64,968   Tod's SpA                                             5,216
--------------------------------------------------------------------------------
                                                                         89,831
--------------------------------------------------------------------------------

JAPAN -- 10.4%
--------------------------------------------------------------------------------
        1,100,000  Asics Corp.                                           13,988
--------------------------------------------------------------------------------
          593,000  Brother Industries Ltd.                                7,766
--------------------------------------------------------------------------------
          390,000  Hitachi Kokusai Electric Inc.                          4,575
--------------------------------------------------------------------------------
        2,962,000  Japan Steel Works Ltd. (The)                          21,853
--------------------------------------------------------------------------------
          722,900  JTEKT Corp.(2)                                        14,614
--------------------------------------------------------------------------------
          678,400  Konami Corp.                                          19,517
--------------------------------------------------------------------------------
        1,137,000  NGK Insulators Ltd.                                   16,875
--------------------------------------------------------------------------------
        1,353,000  Nishi-Nippon City Bank Ltd. (The)                      6,312
--------------------------------------------------------------------------------
        1,056,000  Senshu Bank Ltd. (The)                                 2,700
--------------------------------------------------------------------------------
          240,700  Sohgo Security Services Co. Ltd.                       4,720
--------------------------------------------------------------------------------
        1,271,000  Sumitomo Rubber Industries Inc.                       16,481
--------------------------------------------------------------------------------
        1,648,000  Tokyo Tatemono Co. Ltd.                               17,711
--------------------------------------------------------------------------------
          626,000  Toyoda Gosei Co. Ltd.                                 14,223
--------------------------------------------------------------------------------
                                                                        161,335
--------------------------------------------------------------------------------

MEXICO -- 2.2%
--------------------------------------------------------------------------------
        1,971,200  Corporacion GEO SA
                   de CV Series B(1)                                      8,540
--------------------------------------------------------------------------------
          644,500  Grupo Aeroportuario
                   del Pacifico SA de CV ADR                             25,451
--------------------------------------------------------------------------------
                                                                         33,991
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

International Discovery - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

NETHERLANDS -- 2.8%
--------------------------------------------------------------------------------
          361,900  Fugro N.V. CVA                                    $   16,757
--------------------------------------------------------------------------------
        1,556,800  Hagemeyer N.V.(1)                                      7,404
--------------------------------------------------------------------------------
           30,609  Koninklijke BAM Groep N.V.                               557
--------------------------------------------------------------------------------
          480,150  USG People N.V.                                       18,893
--------------------------------------------------------------------------------
                                                                         43,611
--------------------------------------------------------------------------------

NORWAY -- 2.3%
--------------------------------------------------------------------------------
          247,100  Petroleum Geo-Services ASA(1)                         16,657
--------------------------------------------------------------------------------
        1,161,600  SeaDrill Ltd.(1)                                      19,293
--------------------------------------------------------------------------------
                                                                         35,950
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 2.8%
--------------------------------------------------------------------------------
        4,974,647  China Resources
                   Power Holdings Co.                                     6,248
--------------------------------------------------------------------------------
          151,900  Focus Media Holding Ltd. ADR(1)                       10,826
--------------------------------------------------------------------------------
       18,880,000  Huadian Power International
                   Corp. Ltd. H Shares                                    7,281
--------------------------------------------------------------------------------
          494,700  Mindray Medical
                   International Ltd. ADR(1)                             11,873
--------------------------------------------------------------------------------
       18,342,000  PICC Property & Casualty
                   Co. Ltd. H Shares(1)                                   7,192
--------------------------------------------------------------------------------
                                                                         43,420
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 1.0%
--------------------------------------------------------------------------------
          344,300  OAO TMK GDR(1)                                        10,157
--------------------------------------------------------------------------------
          382,000  Sistema Hals GDR(1)                                    4,691
--------------------------------------------------------------------------------
                                                                         14,848
--------------------------------------------------------------------------------

SOUTH KOREA -- 2.4%
--------------------------------------------------------------------------------
           53,800  KCC Corp.                                             17,100
--------------------------------------------------------------------------------
          468,500  LG Dacom Corp.                                        10,784
--------------------------------------------------------------------------------
          227,300  Samsung Techwin Co. Ltd.                               8,850
--------------------------------------------------------------------------------
                                                                         36,734
--------------------------------------------------------------------------------

SPAIN -- 4.3%
--------------------------------------------------------------------------------
          593,700  Banco Pastor SA(2)                                    11,224
--------------------------------------------------------------------------------
        1,265,800  Enagas                                                31,713
--------------------------------------------------------------------------------
          189,400  Red Electrica de Espana                                8,240
--------------------------------------------------------------------------------
          416,300  Tecnicas Reunidas SA(1)                               15,355
--------------------------------------------------------------------------------
                                                                         66,532
--------------------------------------------------------------------------------

SWEDEN -- 4.9%
--------------------------------------------------------------------------------
          433,600  Hexagon AB Cl B                                       16,914
--------------------------------------------------------------------------------
          364,400  Meda AB A Shares                                      11,765
--------------------------------------------------------------------------------
          830,500  Millicom International
                   Cellular SA(1)                                        47,554
--------------------------------------------------------------------------------
                                                                         76,233
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

SWITZERLAND -- 5.3%
--------------------------------------------------------------------------------
           44,500  Actelion Ltd.(1)                                  $    7,938
--------------------------------------------------------------------------------
           16,900  Geberit AG                                            24,517
--------------------------------------------------------------------------------
            4,664  Lindt & Spruengli AG                                  10,791
--------------------------------------------------------------------------------
          229,700  Lonza Group AG                                        19,192
--------------------------------------------------------------------------------
           18,800  Sulzer AG                                             19,207
--------------------------------------------------------------------------------
                                                                         81,645
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 3.8%
--------------------------------------------------------------------------------
        1,331,933  Catcher Technology Co. Ltd.                           11,835
--------------------------------------------------------------------------------
          308,080  High Tech Computer Corp.                               7,122
--------------------------------------------------------------------------------
        2,135,000  Inventec Appliances Corp.                              5,008
--------------------------------------------------------------------------------
        6,081,000  Inventec Co. Ltd.                                      5,281
--------------------------------------------------------------------------------
       16,746,000  ProMOS Technologies Inc.(1)                            7,531
--------------------------------------------------------------------------------
       10,096,000  Realtek Semiconductor Corp.                           15,696
--------------------------------------------------------------------------------
          885,000  Shin Zu Shing Co. Ltd.                                 6,236
--------------------------------------------------------------------------------
                                                                         58,709
--------------------------------------------------------------------------------

UNITED KINGDOM -- 12.8%
--------------------------------------------------------------------------------
          667,100  Admiral Group plc                                     11,843
--------------------------------------------------------------------------------
          239,900  Berkeley Group Holdings plc(1)                         7,659
--------------------------------------------------------------------------------
        6,750,800  Carphone Warehouse Group plc                          35,900
--------------------------------------------------------------------------------
        1,207,600  Cattles plc                                            9,567
--------------------------------------------------------------------------------
        1,643,800  Hochschild Mining plc(1)                              12,281
--------------------------------------------------------------------------------
        2,307,300  International Power plc                               15,388
--------------------------------------------------------------------------------
          162,500  Lonmin plc                                             9,807
--------------------------------------------------------------------------------
        2,951,500  Michael Page International plc                        23,674
--------------------------------------------------------------------------------
        1,416,000  Punch Taverns plc                                     32,110
--------------------------------------------------------------------------------
        2,669,500  Serco Group plc                                       19,063
--------------------------------------------------------------------------------
        2,838,200  Tullow Oil plc                                        22,611
--------------------------------------------------------------------------------
                                                                        199,903
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,115,654)                                                     1,496,367
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.5%

Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 2.375%, 1/15/25,
valued at $23,785), in a joint trading account
at 5.25%, dated 11/30/06, due 12/1/06
(Delivery value $23,303)
(Cost $23,300)                                                           23,300
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
15

International Discovery - Schedule of Investments

NOVEMBER 30, 2006

                              ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) -- 1.3%

Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.31%, dated 11/30/06,
due 12/1/06 (Delivery value $7,501)                                  $    7,500
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.31%,
dated 11/30/06, due 12/1/06
(Delivery value $13,463)                                                 13,461
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $20,961)                                                           20,961
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 99.2%
(Cost $1,159,915)                                                     1,540,628
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- 0.8%                                                  12,183
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $1,552,811
================================================================================

MARKET SECTOR DIVERSIFICATION
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Industrials                                                               23.5%
--------------------------------------------------------------------------------
Financials                                                                18.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    13.1%
--------------------------------------------------------------------------------
Information Technology                                                    10.8%
--------------------------------------------------------------------------------
Energy                                                                     6.5%
--------------------------------------------------------------------------------
Utilities                                                                  6.0%
--------------------------------------------------------------------------------
Health Care                                                                5.7%
--------------------------------------------------------------------------------
Materials                                                                  4.6%
--------------------------------------------------------------------------------
Consumer Staples                                                           3.8%
--------------------------------------------------------------------------------
Telecommunication Services                                                 3.8%
--------------------------------------------------------------------------------
Cash and Equivalents(+)                                                    3.6%
--------------------------------------------------------------------------------

+ Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
GDR = Global Depositary Receipt
(1) Non-income producing.
(2) Security, or a portion thereof, was on loan as of November 30, 2006.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
16

Emerging Markets - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                    ------------------------
                                     AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                    SINCE          INCEPTION
                       1 YEAR        5 YEARS      INCEPTION          DATE
--------------------------------------------------------------------------------
INVESTOR CLASS         46.10%        24.69%        10.66%           9/30/97
--------------------------------------------------------------------------------
MSCI EM INDEX          34.38%        27.80%         8.94%             --
--------------------------------------------------------------------------------
Institutional Class    46.31%        24.86%        18.51%           1/28/99
--------------------------------------------------------------------------------
Advisor Class          45.59%        24.30%        14.56%           5/12/99
--------------------------------------------------------------------------------
C Class                44.59%          --          22.64%          12/18/01
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.
Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
17

Emerging Markets - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made September 30, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
----------------------------------------------------------------------------------------------------
                 1997*     1998    1999    2000     2001     2002     2003    2004    2005    2006
----------------------------------------------------------------------------------------------------
Investor Class  -17.00%  -15.90%  61.03%  -16.73%  -10.28%  -10.86%  46.26%  18.94%  33.10%  46.10%
----------------------------------------------------------------------------------------------------
MSCI EM Index   -19.46%  -22.42%  45.49%  -23.63%   -7.37%    4.95%  40.87%  28.88%  33.13%  34.38%
----------------------------------------------------------------------------------------------------

* From 9/30/97, the Investor Class's inception date. Not annualized.

Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.
Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

Emerging Markets - Portfolio Commentary

PORTFOLIO MANAGERS: MICHAEL DONNELLY AND PATRICIA RIBEIRO

PERFORMANCE SUMMARY

Emerging Markets gained 46.10%* during the 12 months ended November 30, 2006, outpacing the 34.38% return of its benchmark, the MSCI EM Index. Emerging
Markets also outperformed the 33.79% average return of Morningstar's Diversified
Emerging Markets category during the period.**

The global stock rally outlined in the Market Perspective on page 2 helps explain the fund's powerful absolute performance for the period. On a relative return basis, favorable stock selection generated Emerging Markets'
outperformance.

BRAZIL: THE TOP CONTRIBUTING COUNTRY

Our investments in Brazil delivered the best absolute performance by country during the reporting period. Brazil gave us Lojas Renner (up 99% in U.S. dollar terms for the period; all subsequent individual security returns are defined the same), one of the country's three largest apparel department-store chains. Lojas
Renner opened three new stores during the third quarter of 2006 as consumers enjoyed relatively low interest rates and high confidence. Our search for companies demonstrating improving earnings growth also led us to Brazilian oil company Petroleo Brasileiro (up 45%), one of the portfolio's 10 largest holdings by average weight during the period.

TAIWAN: THE BEST RELATIVE PERFORMANCE

We added the most value compared with the benchmark in Taiwan, with a judicious underweight overall and effective security selection. Taiwanese handset manufacturer Compal Communications (up 136%) contributed more than any other security to the portfolio's performance. Compal is expected to ship 83 million handsets in 2006, a 124% increase from 2005. This stock is a good example of our buy and sell disciplines. When the company's stock price far exceeded reasonable expectations, even considering its great results, we sold the position.

Wistron NeWeb Corp. (up 63%), a wireless communication designer and manufacturer, also provided lift in Taiwan. The firm benefited from demand growth for its dual-mode handset that allows users to multitask and make either standard cell phone calls or voice over Internet Protocol (VoIP) calls.

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/06               5/31/06
--------------------------------------------------------------------------------
OAO Gazprom ADR                           2.1%                  2.8%
--------------------------------------------------------------------------------
Unified Energy System                     2.1%                   --
--------------------------------------------------------------------------------
Petroleo Brasileiro SA ADR                1.9%                  2.2%
--------------------------------------------------------------------------------
Asustek Computer Inc.                     1.8%                   --
--------------------------------------------------------------------------------
Wistron NeWeb Corp.                       1.8%                  3.3%
--------------------------------------------------------------------------------
Centros Comerciales
Sudamericanos SA                          1.8%                  1.9%
--------------------------------------------------------------------------------
X5 Retail Group
N.V. GDR(1)                               1.7%                  1.7%
--------------------------------------------------------------------------------
Sappi Ltd.                                1.7%                  1.4%
--------------------------------------------------------------------------------
Parkson Retail Group Ltd.                 1.6%                  1.2%
--------------------------------------------------------------------------------
Samsung Electronics                       1.6%                  2.0%
--------------------------------------------------------------------------------

(1) Formerly Pyaterochka Holding N.V. GDR.

*  All fund returns referenced in this commentary
   are for Investor Class shares.

** The five-year average return as of November 30, 2006 for
   Emerging Markets' Morningstar category was 26.43%.

(c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and
(3) is not warranted to be accurate, complete or timely.
Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use
of this information.                                                (continued)

------
19

Emerging Markets - Portfolio Commentary

Wistron NeWeb represented one of the portfolio's largest holdings on average during the period.

OPPORTUNITY IN KAZAKHSTAN

Our search for companies outside the benchmark took us to Kazakhstan, a former
Soviet Union republic that stretches across northern and central Eurasia. A position there in Kazakhmys plc (up 106%) made the third-largest contribution to total return and to our relative performance during the period. Kazakhmys is a mining company focused on extracting copper, but gold, silver, and zinc are valuable by-products of its process. Prices of those metals rose during the first half of the reporting period, benefiting the company.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

Senior portfolio manager Michael Donnelly noted after the reporting period, "The
MSCI EM Index gained over 200% cumulatively from December 31, 2002, to November
30, 2006, a powerful performance run triggered by generally strong macroeconomic conditions in the developing world. These emerging market conditions and related equity performance can't last indefinitely, but we believe our process can help us identify investment opportunities even when broad market conditions become less favorable."

As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the portfolio from the ground up, one stock at a time. In our search for companies demonstrating earnings acceleration, we will structure exposure to stocks and market segments as warranted based on the strength of individual companies.

As of November 30, 2006, we continued to see opportunities in China and Hong
Kong, as reflected by our overweight positions in those countries compared with the fund's benchmark. At the same time, we were more challenged to find opportunity in Taiwan and South Korea. Consequently, we maintained underweight positions in those regions.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/06               5/31/06
--------------------------------------------------------------------------------
Foreign Common Stocks
and Rights                               92.1%                 91.0%
--------------------------------------------------------------------------------
Foreign Preferred Stocks                  2.7%                  2.8%
--------------------------------------------------------------------------------
Domestic Common Stocks                     --                   1.1%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    94.8%                 94.9%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          4.0%                  4.6%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                        1.2%                  0.5%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY AS OF
NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/06               5/31/06
--------------------------------------------------------------------------------
South Korea                              12.1%                 13.3%
--------------------------------------------------------------------------------
Taiwan (Republic
of China)                                12.1%                 12.5%
--------------------------------------------------------------------------------
Brazil                                   11.7%                 10.2%
--------------------------------------------------------------------------------
Russian Federation                        9.3%                  6.1%
--------------------------------------------------------------------------------
Hong Kong                                 6.2%                  5.2%
--------------------------------------------------------------------------------
Mexico                                    6.2%                  3.7%
--------------------------------------------------------------------------------
People's Republic
of China                                  5.6%                  9.5%
--------------------------------------------------------------------------------
South Africa                              5.3%                  5.9%
--------------------------------------------------------------------------------
Indonesia                                 4.4%                  2.7%
--------------------------------------------------------------------------------
Chile                                     4.4%                  3.5%
--------------------------------------------------------------------------------
Other Countries                          17.5%                 22.3%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                   5.2%                  5.1%
--------------------------------------------------------------------------------

(2) Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

------
20

Emerging Markets - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 92.1%

ARGENTINA -- 0.6%
--------------------------------------------------------------------------------
          123,487  Banco Macro Bansud SA ADR(1)                        $  3,461
--------------------------------------------------------------------------------

AUSTRIA -- 1.0%
--------------------------------------------------------------------------------
           53,843  Raiffeisen International
                   Bank Holding AG(1)                                     6,334
--------------------------------------------------------------------------------

BRAZIL -- 9.0%
--------------------------------------------------------------------------------
          473,690  ALL -- America Latina Logistica SA                     4,196
--------------------------------------------------------------------------------
          213,372  American Banknote SA                                   1,679
--------------------------------------------------------------------------------
          340,353  Equatorial Energia SA(2)                               2,747
--------------------------------------------------------------------------------
          317,963  Gafisa SA(2)                                           4,633
--------------------------------------------------------------------------------
          717,840  Lojas Renner SA                                        9,407
--------------------------------------------------------------------------------
          328,300  Lupatech SA(2)                                         4,106
--------------------------------------------------------------------------------
          334,149  Medial Saude SA(2)                                     3,553
--------------------------------------------------------------------------------
          125,834  Petroleo Brasileiro SA ADR                            11,847
--------------------------------------------------------------------------------
          562,796  Santos-Brasil SA(2)                                    6,117
--------------------------------------------------------------------------------
          210,818  Totvs SA(2)                                            4,923
--------------------------------------------------------------------------------
          387,500  Tractebel Energia SA                                   2,927
--------------------------------------------------------------------------------
                                                                         56,135
--------------------------------------------------------------------------------

CHILE -- 4.4%
--------------------------------------------------------------------------------
        3,607,906  Centros Comerciales
                   Sudamericanos SA                                      10,900
--------------------------------------------------------------------------------
          856,270  Compania Cervecerias Unidas SA                         5,012
--------------------------------------------------------------------------------
        1,598,208  La Polar SA                                            7,550
--------------------------------------------------------------------------------
        3,181,822  Ripley Corp. SA(2)                                     3,621
--------------------------------------------------------------------------------
                                                                         27,083
--------------------------------------------------------------------------------

CZECH REPUBLIC -- 1.0%
--------------------------------------------------------------------------------
           40,740  Komercni Banka AS                                      6,081
--------------------------------------------------------------------------------

EGYPT -- 0.9%
--------------------------------------------------------------------------------
          803,870  Egyptian Financial Group --
                   Hermes Holding SAE(2)                                  5,736
--------------------------------------------------------------------------------

FINLAND -- 1.6%
--------------------------------------------------------------------------------
          473,235  Nokian Renkaat Oyj                                     9,800
--------------------------------------------------------------------------------

GERMANY -- 1.0%
--------------------------------------------------------------------------------
          252,219  CAT Oil AG(1)(2)                                       6,182
--------------------------------------------------------------------------------

HONG KONG -- 6.2%
--------------------------------------------------------------------------------
        4,242,873  AAC Acoustic Technology
                   Holdings Inc.(2)                                       4,582
--------------------------------------------------------------------------------
          171,673  China Mobile Ltd. ADR(1)                               7,245
--------------------------------------------------------------------------------
        5,463,000  China Yurun Food Group Ltd.(1)                         5,056
--------------------------------------------------------------------------------
        1,696,000  FU JI Food and Catering
                   Services Holdings Ltd.(1)                              3,924
--------------------------------------------------------------------------------
        1,996,000  Parkson Retail Group Ltd.(1)                          10,135
--------------------------------------------------------------------------------
          793,000  Vtech Holdings Ltd.                                    4,990
--------------------------------------------------------------------------------
        5,066,000  Xiwang Sugar Holdings Co. Ltd.(1)                      2,820
--------------------------------------------------------------------------------
                                                                         38,752
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

INDIA -- 1.9%
--------------------------------------------------------------------------------
          225,506  JSW Steel Ltd.                                      $  1,660
--------------------------------------------------------------------------------
          283,274  Tata Consultancy Services Ltd.                         7,570
--------------------------------------------------------------------------------
           74,117  WNS Holdings Ltd. ADR(2)                               2,513
--------------------------------------------------------------------------------
                                                                         11,743
--------------------------------------------------------------------------------

INDONESIA -- 4.4%
--------------------------------------------------------------------------------
        2,494,000  PT Astra Agro Lestari Tbk                              2,898
--------------------------------------------------------------------------------
        1,454,500  PT Astra International Tbk                             2,531
--------------------------------------------------------------------------------
       17,150,000  PT Bank Mandiri Tbk                                    5,193
--------------------------------------------------------------------------------
       80,373,500  PT Bank Niaga Tbk                                      8,770
--------------------------------------------------------------------------------
        7,016,500  PT Telekomunikasi Indonesia Tbk                        7,579
--------------------------------------------------------------------------------
          870,800  PT United Tractors Tbk                                   613
--------------------------------------------------------------------------------
                                                                         27,584
--------------------------------------------------------------------------------

ISRAEL -- 0.7%
--------------------------------------------------------------------------------
          142,633  Teva Pharmaceutical
                   Industries Ltd. ADR                                    4,573
--------------------------------------------------------------------------------

KAZAKHSTAN -- 1.1%
--------------------------------------------------------------------------------
           78,270  Kazakhmys plc                                          1,788
--------------------------------------------------------------------------------
          260,888  KazMunaiGas Exploration
                   Production GDR(2)                                      4,866
--------------------------------------------------------------------------------
                                                                          6,654
--------------------------------------------------------------------------------

LUXEMBOURG -- 0.8%
--------------------------------------------------------------------------------
          217,610  Ternium SA ADR(1)(2)                                   5,181
--------------------------------------------------------------------------------

MALAYSIA -- 1.4%
--------------------------------------------------------------------------------
        6,450,000  AirAsia Bhd(2)                                         2,728
--------------------------------------------------------------------------------
        1,194,000  Kuala Lumpur Kepong Bhd                                4,488
--------------------------------------------------------------------------------
          439,700  Malakoff Bhd                                           1,215
--------------------------------------------------------------------------------
                                                                          8,431
--------------------------------------------------------------------------------

MEXICO -- 6.2%
--------------------------------------------------------------------------------
        2,048,998  Axtel SA de CV(1)(2)                                   5,003
--------------------------------------------------------------------------------
          900,408  Corporacion GEO SA
                   de CV Series B(2)                                      3,901
--------------------------------------------------------------------------------
        1,280,398  Corporacion Moctezuma, SA de CV                        3,302
--------------------------------------------------------------------------------
        1,007,296  GRUMA SA de CV Cl B(1)                                 3,442
--------------------------------------------------------------------------------
          247,268  Grupo Aeroportuario
                   del Pacifico SA de CV ADR                              9,765
--------------------------------------------------------------------------------
        1,179,215  Grupo Financiero
                   Banorte SA de CV                                       4,394
--------------------------------------------------------------------------------
        1,079,135  Organizacion Soriana
                   SA de CV Cl B                                          6,814
--------------------------------------------------------------------------------
          650,420  Urbi Desarrollos Urbanos
                   SA de CV(2)                                            2,050
--------------------------------------------------------------------------------
                                                                         38,671
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 5.6%
--------------------------------------------------------------------------------
        8,844,000  Air China Ltd.                                         4,502
--------------------------------------------------------------------------------
        7,406,000  China Petroleum & Chemical
                   Corp. Cl H                                             5,855
--------------------------------------------------------------------------------
       12,310,000  Dongfeng Motor Group Co.
                   Ltd. Cl H(1)(2)                                        5,492
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
21

Emerging Markets - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

        5,496,000  Golden Eagle Retail Group Ltd.(1)                 $    4,013
--------------------------------------------------------------------------------
        2,552,314  Nine Dragons Paper Holdings Ltd.(1)                    4,574
--------------------------------------------------------------------------------
        5,750,000  PetroChina Co. Ltd. Cl H                               7,317
--------------------------------------------------------------------------------
        3,292,000  Wumart Stores Inc. Cl H(1)                             2,912
--------------------------------------------------------------------------------
                                                                         34,665
--------------------------------------------------------------------------------

PERU -- 0.2%
--------------------------------------------------------------------------------
           29,460  Credicorp Ltd.                                         1,177
--------------------------------------------------------------------------------

PHILIPPINES -- 1.8%
--------------------------------------------------------------------------------
          162,575  Philippine Long Distance
                   Telephone Co. ADR(1)                                   7,984
--------------------------------------------------------------------------------
        9,988,200  Robinsons Land Corp.                                   3,225
--------------------------------------------------------------------------------
                                                                         11,209
--------------------------------------------------------------------------------

POLAND -- 0.9%
--------------------------------------------------------------------------------
          266,773  Globe Trade Centre SA(2)                               3,787
--------------------------------------------------------------------------------
           41,455  TVN SA(2)                                              1,772
--------------------------------------------------------------------------------
                                                                          5,559
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 9.3%
--------------------------------------------------------------------------------
        1,112,889  Comstar United Telesystems GDR                         8,280
--------------------------------------------------------------------------------
           43,549  NovaTek OAO GDR                                        2,809
--------------------------------------------------------------------------------
          286,394  OAO Gazprom ADR                                       13,374
--------------------------------------------------------------------------------
          211,984  OAO TMK GDR(2)                                         6,253
--------------------------------------------------------------------------------
          277,505  Sistema Hals GDR(1)(2)                                 3,408
--------------------------------------------------------------------------------
       13,944,791  Unified Energy System                                 13,248
--------------------------------------------------------------------------------
          410,564  X5 Retail Group N.V. GDR(2)                           10,675
--------------------------------------------------------------------------------
                                                                         58,047
--------------------------------------------------------------------------------

SINGAPORE -- 0.2%
--------------------------------------------------------------------------------
        2,312,000  Beauty China Holdings Ltd.                             1,359
--------------------------------------------------------------------------------

SOUTH AFRICA -- 5.3%
--------------------------------------------------------------------------------
          131,422  Anglo American plc                                     6,105
--------------------------------------------------------------------------------
          217,273  Barloworld Ltd.                                        4,478
--------------------------------------------------------------------------------
          180,287  Exxaro Resources Ltd.                                  1,392
--------------------------------------------------------------------------------
          180,287  Kumba Iron Ore Ltd.(2)                                 2,884
--------------------------------------------------------------------------------
          570,801  Murray & Roberts Holdings Ltd.                         3,110
--------------------------------------------------------------------------------
           86,689  Pretoria Portland Cement Co. Ltd.                      4,584
--------------------------------------------------------------------------------
          656,416  Sappi Ltd.                                            10,594
--------------------------------------------------------------------------------
                                                                         33,147
--------------------------------------------------------------------------------

SOUTH KOREA -- 12.1%
--------------------------------------------------------------------------------
           10,779  Amorepacific Corp.(2)                                  5,855
--------------------------------------------------------------------------------
           25,200  CJ Corp.                                               2,887
--------------------------------------------------------------------------------
          265,560  GS Holdings Corp.                                      8,755
--------------------------------------------------------------------------------
          300,590  Halla Climate Control                                  3,815
--------------------------------------------------------------------------------
           23,550  KCC Corp.                                              7,485
--------------------------------------------------------------------------------
          293,400  LG Dacom Corp.                                         6,754
--------------------------------------------------------------------------------
          376,200  LIG Non-Life Insurance Co., Ltd.                       5,848
--------------------------------------------------------------------------------
           24,522  POSCO                                                  7,702
--------------------------------------------------------------------------------
           14,690  Samsung Electronics                                   10,081
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

          160,560  Shinhan Financial Group Co., Ltd.                 $    7,815
--------------------------------------------------------------------------------
           13,430  Shinsegae Co. Ltd.                                     8,624
--------------------------------------------------------------------------------
                                                                         75,621
--------------------------------------------------------------------------------

SPAIN -- 0.2%
--------------------------------------------------------------------------------
           41,585  Repsol YPF, SA                                         1,493
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 12.1%
--------------------------------------------------------------------------------
        2,409,000  Asia Cement Corp.                                      2,386
--------------------------------------------------------------------------------
        4,077,000  Asustek Computer Inc.                                 11,202
--------------------------------------------------------------------------------
        6,073,460  China Steel Corp.                                      6,157
--------------------------------------------------------------------------------
        4,084,640  Chinatrust Financial Holding Co.                       3,484
--------------------------------------------------------------------------------
       10,417,000  Chung Hwa Pulp Corp.                                   5,602
--------------------------------------------------------------------------------
          399,214  Himax Technologies Inc. ADR(2)                         2,124
--------------------------------------------------------------------------------
        1,290,000  Hon Hai Precision Industry Co., Ltd.                   9,389
--------------------------------------------------------------------------------
        2,042,000  Hung Poo Real Estate
                   Development Corp.(2)                                   2,515
--------------------------------------------------------------------------------
        3,762,000  Realtek Semiconductor Corp.                            5,848
--------------------------------------------------------------------------------
        3,534,247  Shin Kong Financial Holding Co. Ltd.                   3,637
--------------------------------------------------------------------------------
        5,936,000  U-Ming Marine Transport Corp.(2)                       7,467
--------------------------------------------------------------------------------
        3,247,000  Wistron Corp.                                          4,140
--------------------------------------------------------------------------------
        3,797,459  Wistron NeWeb Corp.                                   11,197
--------------------------------------------------------------------------------
                                                                         75,148
--------------------------------------------------------------------------------

THAILAND -- 1.6%
--------------------------------------------------------------------------------
       11,783,000  Krung Thai Bank Public Co. Ltd.                        4,530
--------------------------------------------------------------------------------
        6,764,500  Thoresen Thai Agencies
                   Public Co. Ltd.(2)                                     5,324
--------------------------------------------------------------------------------
                                                                          9,854
--------------------------------------------------------------------------------

TURKEY -- 0.6%
--------------------------------------------------------------------------------
        1,084,144  Turkiye Garanti Bankasi AS                             3,591
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $445,595)                                                         573,271
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 2.7%

BRAZIL -- 2.7%
--------------------------------------------------------------------------------
          117,538  Aracruz Celulose SA ADR(1)                             7,153
--------------------------------------------------------------------------------
       43,730,000  Companhia de Gas
                   de Sao Paulo Cl A                                      6,594
--------------------------------------------------------------------------------
       61,500,000  Lojas Americanas SA                                    2,976
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost $14,933)                                                           16,723
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.0%

Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Treasury obligations, 6.875%, 8/15/25,
valued at $25,433), in a joint trading account
at 5.25%, dated 11/30/06, due 12/1/06
(Delivery value $24,804)
(Cost $24,800)                                                           24,800
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
22

Emerging Markets - Schedule of Investments

NOVEMBER 30, 2006

                              ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) -- 6.0%

Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 5.31%, dated 11/30/06,
due 12/1/06 (Delivery value $5,001)                                  $    5,000
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG, (collateralized
by various U.S. Government Agency obligations
in a pooled account at the lending agent),
5.31%, dated 11/30/06, due 12/1/06
(Delivery value $32,208)                                                 32,203
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $37,203)                                                           37,203
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 104.8%
(Cost $522,531)                                                         651,997
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (4.8)%                                               (29,813)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $622,184
================================================================================

MARKET SECTOR DIVERSIFICATION
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                                13.3%
--------------------------------------------------------------------------------
Information Technology                                                    12.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    12.2%
--------------------------------------------------------------------------------
Consumer Staples                                                          11.8%
--------------------------------------------------------------------------------
Materials                                                                 11.4%
--------------------------------------------------------------------------------
Energy                                                                    11.1%
--------------------------------------------------------------------------------
Industrials                                                                9.9%
--------------------------------------------------------------------------------
Telecommunication Services                                                 6.9%
--------------------------------------------------------------------------------
Utilities                                                                  4.3%
--------------------------------------------------------------------------------
Health Care                                                                1.3%
--------------------------------------------------------------------------------
Cash and Equivalents(+)                                                    5.2%
--------------------------------------------------------------------------------

+ Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
(1) Security, or a portion thereof, was on loan as of November 30, 2006.
(2) Non-income producing.
(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

The aggregrate value of fair valued securities as of November 30, 2006, was
$2,912 (in thousands), which represented 0.5% of total net assets.

See Notes to Financial Statements.

------
23

International Opportunities - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                         ------------------------
                                          AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE        INCEPTION
                               1 YEAR       5 YEARS   INCEPTION        DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                 25.37%       27.59%     24.20%         6/1/01
--------------------------------------------------------------------------------
S&P/CITIGROUP EMI
GROWTH WORLD EX-US             31.56%       19.85%     14.58%(1)        --
--------------------------------------------------------------------------------
Institutional Class            25.66%         --       37.47%         1/9/03
--------------------------------------------------------------------------------

(1) Since 5/31/01, the date nearest the Investor Class's inception for which data are available.

Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
24

International Opportunities - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
--------------------------------------------------------------------------------
                              2001*    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
Investor Class               -2.60%   -2.87%  61.54%  27.14%  35.28%  25.37%
--------------------------------------------------------------------------------
S&P/Citigroup EMI
Growth World ex-US          -14.51%  -10.96%  38.79%  27.58%  19.21%  31.56%
--------------------------------------------------------------------------------

* From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available.
  Not annualized.

Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
25

International Opportunities - Portfolio Commentary

PORTFOLIO MANAGERS: FEDERICO LAFFAN AND TREVOR GURWICH

PERFORMANCE SUMMARY

International Opportunities gained 25.37%* during the 12 months ended November
30, 2006, compared with 31.56% for its benchmark index, the S&P/Citigroup EMI
Growth World ex-US. Despite recent underperformance, longer-term results are still compelling. For the five years ended November 30, 2006, the fund had an average annualized gain of 27.59% versus 19.85% for the benchmark. Since its inception on June 1, 2001, International Opportunities has provided an average annualized return of 24.20%, compared with 14.58% for the benchmark.

The global stock rally outlined in the Market Perspective on page 2 and the dollar's decline help explain the fund's powerful absolute performance for the period. We received positive absolute contributions from eight of the 10 stock sectors in which we were invested.

Although it appears that allocation decisions and security selection worked against us versus the benchmark during the reporting period, in reality, smaller-cap stocks have lagged their larger, mid-cap cousins quite significantly in recent months. That's especially true in Japan and the United Kingdom, the largest constituents of our benchmark. Consider the 23.10% return of the MSCI
World ex-US Small Cap Index, which tracks the progress of the market's smallest stocks, versus the return of our benchmark, which also tracks mid-cap names.
Because we invest only in small stocks, we lost ground compared to our benchmark but outdistanced this exclusively small-cap benchmark.

INDUSTRIALS LED GAINS

Investments in the industrials sector, our largest sector position, made the biggest contribution to total return during the reporting period. Machinery companies were the strongest performers, led by Switzerland's Georg Fischer Ag
(up 81% in U.S. dollar terms), a non-benchmark holding. The company has three primary businesses -- automotive, piping systems, and machine tools. Georg
Fischer's mid-year 2006 earnings release told us that this is the kind of company we seek; the firm demonstrated sales and earnings growth in all three business segments, supported by encouraging economic conditions across all of its markets.

FINANCIALS ADDED VALUE

Investments in the financials sector also provided lift, led by capital markets companies. Greece's Marfin Financial (up 111%) was the top-contributing stock, rewarding us for taking a relatively overweight position. The Athens-based investment bank reported that acquisitions caused profits to triple for the nine months ended November 2006.

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/06               5/31/06
--------------------------------------------------------------------------------
Marfin Financial Group
SA Holdings                               2.3%                  1.2%
--------------------------------------------------------------------------------
Software AG                               2.0%                  0.5%
--------------------------------------------------------------------------------
Cosco Investment
Singapore Ltd.                            2.0%                  0.7%
--------------------------------------------------------------------------------
Nexans SA                                 1.9%                  1.8%
--------------------------------------------------------------------------------
NKT Holding AS                            1.8%                  1.0%
--------------------------------------------------------------------------------
India Cements Ltd.                        1.7%                   --
--------------------------------------------------------------------------------
Georg Fischer AG                          1.6%                  1.1%
--------------------------------------------------------------------------------
Grifols SA                                1.6%                  0.8%
--------------------------------------------------------------------------------
IG Group Holdings plc                     1.6%                  1.3%
--------------------------------------------------------------------------------
Azimut Holding SpA                        1.5%                  1.2%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are
  for Investor Class shares.                                        (continued)

------
26

International Opportunities - Portfolio Commentary

The same sector that gave the portfolio some of its best performance also gave it some of its worst in Kyushu-Shinwa Holdings, a small Japanese bank. Much of our difficulty during the reporting period came from Japan, particularly in the banking industry and especially beginning in the second quarter of 2006. That's when fraud allegations related to another bank rocked the industry. That's also when growing uncertainty about Japan's new, tighter monetary policy, combined with moderation in consumption growth expectations, began to take a toll. In that environment, Kyushu-Shinwa declined 44%, and though we eliminated the position, we incurred losses first.

CONSUMER DISCRETIONARY, MATERIALS DELIVERED MIXED RESULTS

While the materials and consumer discretionary sectors contributed to total return, both represented shortfalls that contributed to underperformance versus our benchmark. The materials sector represented our greatest relative shortfall, due largely to unfavorable security selection, particularly in the metals and mining industry. In the consumer discretionary sector, stock selection worked against us. We maintained a relatively larger weight in specialty retailers --
including names such as Japan's Village Vanguard, which we eventually sold -- a distinct liability.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

As of November 30, 2006, we had decreased our weighting in Japan because we had seen major deceleration in consumption there. That development led us to seek portfolio candidates elsewhere. We consequently increased our weighting in China and in nations such as Hong Kong and Singapore that have exposure to China as companies in those regions have benefited from strong economic and earnings growth trends driven by China's expansion.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/06               5/31/06
--------------------------------------------------------------------------------
Foreign Common Stocks                    95.4%                 96.9%
--------------------------------------------------------------------------------
Domestic Common Stocks                     --                   1.0%
--------------------------------------------------------------------------------
Foreign Preferred Stocks                  1.3%                  0.7%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.7%                 98.6%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          1.1%                   --
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                        2.2%                  1.4%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY AS OF
NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/06               5/31/06
--------------------------------------------------------------------------------
United Kingdom                           13.8%                 11.3%
--------------------------------------------------------------------------------
Germany                                   9.2%                  9.1%
--------------------------------------------------------------------------------
Italy                                     9.0%                  6.3%
--------------------------------------------------------------------------------
Switzerland                               7.9%                  4.1%
--------------------------------------------------------------------------------
People's Republic
of China                                  7.2%                  2.1%
--------------------------------------------------------------------------------
Japan                                     6.6%                 14.8%
--------------------------------------------------------------------------------
Norway                                    5.5%                  7.1%
--------------------------------------------------------------------------------
Denmark                                   4.3%                  1.5%
--------------------------------------------------------------------------------
Hong Kong                                 3.7%                  0.3%
--------------------------------------------------------------------------------
Spain                                     3.6%                  1.5%
--------------------------------------------------------------------------------
Netherlands                               3.4%                  6.7%
--------------------------------------------------------------------------------
France                                    3.3%                  9.2%
--------------------------------------------------------------------------------
Greece                                    3.0%                  2.1%
--------------------------------------------------------------------------------
Singapore                                 2.9%                  1.8%
--------------------------------------------------------------------------------
India                                     2.2%                   --
--------------------------------------------------------------------------------
Australia                                 2.1%                  0.4%
--------------------------------------------------------------------------------
Other Countries                           9.0%                 20.3%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                   3.3%                  1.4%
--------------------------------------------------------------------------------

(2) Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

------
27

International Opportunities - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.4%

AUSTRALIA -- 2.1%
--------------------------------------------------------------------------------
        1,426,401  Austar United
                   Communications Ltd.(1)                              $  1,402
--------------------------------------------------------------------------------
          418,660  Perilya Ltd.                                           1,550
--------------------------------------------------------------------------------
           83,949  United Group Ltd.(1)                                     926
--------------------------------------------------------------------------------
                                                                          3,878
--------------------------------------------------------------------------------

CANADA -- 1.5%
--------------------------------------------------------------------------------
           22,551  Canadian Western Bank                                    918
--------------------------------------------------------------------------------
           13,841  Flint Energy Services Ltd.(2)                            739
--------------------------------------------------------------------------------
           48,355  Forzani Group Ltd. (The) Cl A(2)                         724
--------------------------------------------------------------------------------
            8,878  Novatel Inc.(2)                                          366
--------------------------------------------------------------------------------
                                                                          2,747
--------------------------------------------------------------------------------

DENMARK -- 4.3%
--------------------------------------------------------------------------------
           22,927  Alm. Brand AS(2)                                       1,450
--------------------------------------------------------------------------------
            7,303  Bang & Olufsen AS B Shares(1)                            887
--------------------------------------------------------------------------------
           46,997  Genmab AS(1)(2)                                        2,268
--------------------------------------------------------------------------------
           38,896  NKT Holding AS                                         3,197
--------------------------------------------------------------------------------
                                                                          7,802
--------------------------------------------------------------------------------

FRANCE -- 3.3%
--------------------------------------------------------------------------------
           10,625  Etam Developpement SA                                    987
--------------------------------------------------------------------------------
           65,883  Ingenico(1)(2)                                         1,661
--------------------------------------------------------------------------------
           31,955  Nexans SA                                              3,416
--------------------------------------------------------------------------------
                                                                          6,064
--------------------------------------------------------------------------------

GERMANY -- 7.9%
--------------------------------------------------------------------------------
           93,705  Air Berlin plc(2)                                      1,738
--------------------------------------------------------------------------------
           23,297  CAT Oil AG(2)                                            571
--------------------------------------------------------------------------------
           26,976  CTS Eventim AG                                           929
--------------------------------------------------------------------------------
           12,128  Deutsche Euroshop AG(1)                                  863
--------------------------------------------------------------------------------
           50,667  Francotyp-Postalia Holding AG(2)                       1,275
--------------------------------------------------------------------------------
           99,703  Kontron AG(1)                                          1,437
--------------------------------------------------------------------------------
           28,262  Praktiker Bau-und
                   Heimwerkermaerkte AG                                     900
--------------------------------------------------------------------------------
            5,049  Rational AG(1)                                           843
--------------------------------------------------------------------------------
           49,501  Software AG                                            3,567
--------------------------------------------------------------------------------
            6,343  Wincor Nixdorf AG                                        910
--------------------------------------------------------------------------------
          152,491  Wire Card AG(2)                                        1,370
--------------------------------------------------------------------------------
                                                                         14,403
--------------------------------------------------------------------------------

GREECE -- 3.0%
--------------------------------------------------------------------------------
           37,410  Frigoglass SA                                            834
--------------------------------------------------------------------------------
           23,639  Hellenic Exchanges SA(2)                                 448
--------------------------------------------------------------------------------
           74,466  Marfin Financial Group SA Holdings                     4,212
--------------------------------------------------------------------------------
                                                                          5,494
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

HONG KONG -- 3.7%
--------------------------------------------------------------------------------
          756,000  AAC Acoustic Technology
                   Holdings Inc.(2)                                    $    816
--------------------------------------------------------------------------------
        1,576,544  eSun Holdings Ltd.(2)                                  1,644
--------------------------------------------------------------------------------
        1,566,000  Huabao International Holdings Ltd.(2)                    833
--------------------------------------------------------------------------------
        2,200,000  Norstar Founders Group Ltd.(1)                           738
--------------------------------------------------------------------------------
        1,954,000  Peace Mark Holdings Ltd.                               1,329
--------------------------------------------------------------------------------
          231,000  Vtech Holdings Ltd.                                    1,454
--------------------------------------------------------------------------------
                                                                          6,814
--------------------------------------------------------------------------------

INDIA -- 2.2%
--------------------------------------------------------------------------------
          579,100  India Cements Ltd.(2)                                  3,057
--------------------------------------------------------------------------------
           28,758  WNS Holdings Ltd. ADR(2)                                 975
--------------------------------------------------------------------------------
                                                                          4,032
--------------------------------------------------------------------------------

ISRAEL -- 1.0%
--------------------------------------------------------------------------------
          167,120  Ormat Industries Ltd.                                  1,877
--------------------------------------------------------------------------------

ITALY -- 9.0%
--------------------------------------------------------------------------------
          150,495  Astaldi SpA(1)                                         1,132
--------------------------------------------------------------------------------
          214,569  Azimut Holding SpA(1)                                  2,749
--------------------------------------------------------------------------------
           88,050  Brembo SpA                                             1,052
--------------------------------------------------------------------------------
           35,229  Digital Multimedia
                   Technologies SpA(2)                                    2,560
--------------------------------------------------------------------------------
          556,471  Gemina SpA(1)(2)                                       2,356
--------------------------------------------------------------------------------
           93,120  MARR SpA                                                 854
--------------------------------------------------------------------------------
          460,150  Safilo SpA(2)                                          2,657
--------------------------------------------------------------------------------
           11,143  Tod's SpA(1)                                             895
--------------------------------------------------------------------------------
           54,576  Valentino Fashion Group SpA(1)                         2,133
--------------------------------------------------------------------------------
                                                                         16,388
--------------------------------------------------------------------------------

JAPAN -- 6.6%
--------------------------------------------------------------------------------
           51,100  Capcom Co. Ltd.(1)                                       907
--------------------------------------------------------------------------------
              882  ES-Con Japan Ltd.(1)                                   1,524
--------------------------------------------------------------------------------
           63,500  Joint Corp.                                            2,364
--------------------------------------------------------------------------------
           71,000  Kanto Denka Kogyo Co. Ltd.                               463
--------------------------------------------------------------------------------
          123,000  Nichias Corp.                                            876
--------------------------------------------------------------------------------
          217,000  Ryobi Ltd.(1)                                          1,753
--------------------------------------------------------------------------------
          164,000  Shinko Plantech Co. Ltd.                               1,261
--------------------------------------------------------------------------------
           60,600  Tamron Co. Ltd.(1)                                     1,139
--------------------------------------------------------------------------------
              531  Tempstaff Co. Ltd.                                       812
--------------------------------------------------------------------------------
          128,000  Tokai Carbon Co. Ltd.                                    881
--------------------------------------------------------------------------------
                                                                         11,980
--------------------------------------------------------------------------------

NETHERLANDS -- 3.4%
--------------------------------------------------------------------------------
           34,532  Arcadis N.V.                                           1,999
--------------------------------------------------------------------------------
           33,068  Imtech N.V.                                            1,925
--------------------------------------------------------------------------------
           24,910  Macintosh Retail Group N.V.                              842
--------------------------------------------------------------------------------
           14,006  Smit Internationale N.V.                                 703
--------------------------------------------------------------------------------
            8,330  TKH Group N.V. CVA                                       651
--------------------------------------------------------------------------------
                                                                          6,120
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
28

International Opportunities - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

NORWAY -- 5.5%
--------------------------------------------------------------------------------
           45,025  Ability Group ASA(2)                                $    380
--------------------------------------------------------------------------------
          459,374  Acta Holding ASA                                       2,291
--------------------------------------------------------------------------------
           91,124  Cermaq ASA                                             1,288
--------------------------------------------------------------------------------
          438,248  Deep Sea Supply ASA(2)                                 1,189
--------------------------------------------------------------------------------
          367,416  Ementor ASA(2)                                         2,017
--------------------------------------------------------------------------------
           27,261  ODIM ASA(2)                                              702
--------------------------------------------------------------------------------
          138,995  SeaBird Exploration Ltd.(1)(2)                           878
--------------------------------------------------------------------------------
          123,107  Songa Offshore ASA(2)                                  1,175
--------------------------------------------------------------------------------
                                                                          9,920
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 7.2%
--------------------------------------------------------------------------------
          888,000  China Insurance International
                   Holdings Co. Ltd.(2)                                     950
--------------------------------------------------------------------------------
        3,024,000  China National Building
                   Material Co. Ltd. Cl H                                 2,037
--------------------------------------------------------------------------------
        1,298,966  Greentown China Holdings Ltd.(2)                       2,238
--------------------------------------------------------------------------------
        3,773,000  Hongguo International
                   Holdings Ltd.(2)                                       1,874
--------------------------------------------------------------------------------
        1,242,000  Li Ning Co. Ltd.                                       1,657
--------------------------------------------------------------------------------
           39,784  Mindray Medical
                   International Ltd. ADR(1)(2)                             955
--------------------------------------------------------------------------------
        2,010,000  Shenzhen Investment Ltd.                                 853
--------------------------------------------------------------------------------
           15,659  The9 Ltd. ADR(1)(2)                                      429
--------------------------------------------------------------------------------
          662,000  Travelsky Technology Ltd. H Shares                       895
--------------------------------------------------------------------------------
          942,000  Xinao Gas Holdings Ltd.                                1,156
--------------------------------------------------------------------------------
                                                                         13,044
--------------------------------------------------------------------------------

PORTUGAL -- 0.9%
--------------------------------------------------------------------------------
          227,966  Mota-Engil SGPS SA(1)                                  1,601
--------------------------------------------------------------------------------

SINGAPORE -- 2.9%
--------------------------------------------------------------------------------
        2,492,360  Cosco Investment Singapore Ltd.                        3,560
--------------------------------------------------------------------------------
          920,000  Datacraft Asia Ltd.(2)                                 1,076
--------------------------------------------------------------------------------
           26,416  Hartford Education Corp. Ltd.(2)                          10
--------------------------------------------------------------------------------
          634,000  Raffles Education Corp. Ltd.                             696
--------------------------------------------------------------------------------
                                                                          5,342
--------------------------------------------------------------------------------

SOUTH AFRICA -- 1.7%
--------------------------------------------------------------------------------
          94,688  Aquarius Platinum Ltd.                                  2,101
--------------------------------------------------------------------------------
         149,937  JSE Ltd.(2)                                               985
--------------------------------------------------------------------------------
                                                                          3,086
--------------------------------------------------------------------------------

SOUTH KOREA -- 0.5%
--------------------------------------------------------------------------------
           57,000  LIG Non-Life Insurance Co., Ltd.                         886
--------------------------------------------------------------------------------

SPAIN -- 3.6%
--------------------------------------------------------------------------------
           82,282  Corp. Dermoestetica(1)(2)                                917
--------------------------------------------------------------------------------
          262,910  Grifols SA(2)                                          2,891
--------------------------------------------------------------------------------
           36,068  Mecalux SA(1)                                          1,481
--------------------------------------------------------------------------------
          205,048  Tubacex SA(1)                                          1,331
--------------------------------------------------------------------------------
                                                                          6,620
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

SWEDEN -- 1.8%
--------------------------------------------------------------------------------
           39,251  Hemtex AB                                           $    685
--------------------------------------------------------------------------------
           97,222  JM AB                                                  1,967
--------------------------------------------------------------------------------
           71,984  Rezidor Hotel Group AB(2)                                542
--------------------------------------------------------------------------------
                                                                          3,194
--------------------------------------------------------------------------------

SWITZERLAND -- 7.9%
--------------------------------------------------------------------------------
            2,107  Advanced Digital Broadcast
                   Holdings SA(2)                                           131
--------------------------------------------------------------------------------
              369  Bank Sarasin & Compagnie
                   AG B Shares                                            1,078
--------------------------------------------------------------------------------
            8,477  Burckhardt Compression
                   Holding AG(2)                                          1,160
--------------------------------------------------------------------------------
            2,500  Forbo Holding AG(2)                                      969
--------------------------------------------------------------------------------
            5,017  Galenica Holding AG                                    1,323
--------------------------------------------------------------------------------
            5,095  Georg Fischer AG                                       2,892
--------------------------------------------------------------------------------
            5,933  Kaba Holding AG                                        1,847
--------------------------------------------------------------------------------
           14,781  Partners Group(2)                                      1,420
--------------------------------------------------------------------------------
            2,051  Schulthess Group AG                                    1,299
--------------------------------------------------------------------------------
           66,731  Temenos Group AG(2)                                    1,106
--------------------------------------------------------------------------------
            3,940  Verwaltungs-und Privat-Bank AG                         1,066
--------------------------------------------------------------------------------
                                                                         14,291
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.6%
--------------------------------------------------------------------------------
        3,411,000  Chung Hwa Pulp Corp.                                   1,834
--------------------------------------------------------------------------------
          376,000  Merry Electronics Co. Ltd.                             1,092
--------------------------------------------------------------------------------
                                                                          2,926
--------------------------------------------------------------------------------

UNITED KINGDOM -- 13.8%
--------------------------------------------------------------------------------
          103,259  Alfred McAlpine plc                                    1,149
--------------------------------------------------------------------------------
          297,613  Babcock International Group plc                        2,343
--------------------------------------------------------------------------------
          148,220  Big Yellow Group plc                                   1,674
--------------------------------------------------------------------------------
          126,212  Charter plc(2)                                         2,150
--------------------------------------------------------------------------------
          123,645  Gyrus Group plc(2)                                       899
--------------------------------------------------------------------------------
           57,759  Homeserve plc                                          2,048
--------------------------------------------------------------------------------
          494,305  IG Group Holdings plc                                  2,873
--------------------------------------------------------------------------------
          398,269  Morgan Crucible Co. plc                                2,018
--------------------------------------------------------------------------------
           58,516  Rotork plc                                               928
--------------------------------------------------------------------------------
          250,318  RPS Group plc                                          1,310
--------------------------------------------------------------------------------
          191,251  Southern Cross Healthcare Ltd.(2)                      1,141
--------------------------------------------------------------------------------
           52,446  Ultra Electronics Holdings plc                         1,114
--------------------------------------------------------------------------------
          136,609  Unite Group plc                                        1,339
--------------------------------------------------------------------------------
          141,296  VT Group plc                                           1,247
--------------------------------------------------------------------------------
          140,169  Wetherspoon (J.D.) plc                                 1,783
--------------------------------------------------------------------------------
           52,654  WS Atkins plc                                            878
--------------------------------------------------------------------------------
                                                                         24,894
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $133,741)                                                         173,403
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
29

International Opportunities - Schedule of Investments

NOVEMBER 30, 2006

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 1.3%

GERMANY -- 1.3%
--------------------------------------------------------------------------------
           46,671  Hugo Boss AG
(Cost $1,580)                                                          $  2,408
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.1%

Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 2.375%, 1/15/25,
valued at $2,042), in a joint trading account
at 5.25%, dated 11/30/06, due 12/1/06
(Delivery value $2,000)
(Cost $2,000)                                                             2,000
--------------------------------------------------------------------------------

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) -- 9.0%

Repurchase Agreement, BNP Paribas,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.31%, dated 11/30/06,
due 12/1/06 (Delivery value $10,001)                                     10,000
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.31%, dated 11/30/06,
due 12/1/06 (Delivery value $6,306)                                       6,305
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $16,305)                                                           16,305
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 106.8%
(Cost $153,626)                                                         194,116
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES -- (6.8)%                                                   (12,285)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $181,831
================================================================================

MARKET SECTOR DIVERSIFICATION
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Industrials                                                               29.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    20.1%
--------------------------------------------------------------------------------
Financials                                                                16.9%
--------------------------------------------------------------------------------
Information Technology                                                    12.0%
--------------------------------------------------------------------------------
Materials                                                                  7.3%
--------------------------------------------------------------------------------
Health Care                                                                5.7%
--------------------------------------------------------------------------------
Energy                                                                     3.0%
--------------------------------------------------------------------------------
Consumer Staples                                                           1.2%
--------------------------------------------------------------------------------
Utilities                                                                  0.6%
--------------------------------------------------------------------------------
Cash and Equivalents(+)                                                    3.3%
--------------------------------------------------------------------------------

+ Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
(1) Security, or a portion thereof, was on loan as of November 30, 2006.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
30

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
31

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------
                                                               EXPENSES PAID
                                   BEGINNING        ENDING     DURING PERIOD*  ANNUALIZED
                                 ACCOUNT VALUE  ACCOUNT VALUE     6/1/06 -       EXPENSE
                                     6/1/06        11/30/06       11/30/06       RATIO*
-------------------------------------------------------------------------------------------
INTERNATIONAL STOCK SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------
Investor Class                      $1,000         $1,108.70       $7.93         1.50%
-------------------------------------------------------------------------------------------
HYPOTHETICAL
-------------------------------------------------------------------------------------------
Investor Class                      $1,000         $1,017.55       $7.59         1.50%
-------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------
Investor Class                      $1,000         $1,065.10       $7.30         1.41%
-------------------------------------------------------------------------------------------
Institutional Class                 $1,000         $1,066.40       $6.27         1.21%
-------------------------------------------------------------------------------------------
Advisor Class                       $1,000         $1,064.10       $8.59         1.66%
-------------------------------------------------------------------------------------------
HYPOTHETICAL
-------------------------------------------------------------------------------------------
Investor Class                      $1,000         $1,018.00       $7.13         1.41%
-------------------------------------------------------------------------------------------
Institutional Class                 $1,000         $1,019.00       $6.12         1.21%
-------------------------------------------------------------------------------------------
Advisor Class                       $1,000         $1,016.75       $8.39         1.66%
-------------------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

                                                                    (continued)

------
32

Shareholder Fee Examples (Unaudited)

-------------------------------------------------------------------------------------------
                                                               EXPENSES PAID
                                   BEGINNING        ENDING     DURING PERIOD*  ANNUALIZED
                                 ACCOUNT VALUE  ACCOUNT VALUE     6/1/06 -       EXPENSE
                                     6/1/06        11/30/06       11/30/06       RATIO*
-------------------------------------------------------------------------------------------
EMERGING MARKETS SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------
Investor Class                      $1,000         $1,204.80        $9.89        1.79%
-------------------------------------------------------------------------------------------
Institutional Class                 $1,000         $1,205.40        $8.79        1.59%
-------------------------------------------------------------------------------------------
Advisor Class                       $1,000         $1,202.70       $11.26        2.04%
-------------------------------------------------------------------------------------------
C Class                             $1,000         $1,199.00       $15.38        2.79%
-------------------------------------------------------------------------------------------
HYPOTHETICAL
-------------------------------------------------------------------------------------------
Investor Class                      $1,000         $1,016.09        $9.05        1.79%
-------------------------------------------------------------------------------------------
Institutional Class                 $1,000         $1,017.10        $8.04        1.59%
-------------------------------------------------------------------------------------------
Advisor Class                       $1,000         $1,014.84       $10.30        2.04%
-------------------------------------------------------------------------------------------
C Class                             $1,000         $1,011.08       $14.07        2.79%
-------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------
Investor Class                      $1,000         $1,040.60        $9.51        1.86%
-------------------------------------------------------------------------------------------
Institutional Class                 $1,000         $1,042.20        $8.50        1.66%
-------------------------------------------------------------------------------------------
HYPOTHETICAL
-------------------------------------------------------------------------------------------
Investor Class                      $1,000         $1,015.74        $9.40        1.86%
-------------------------------------------------------------------------------------------
Institutional Class                 $1,000         $1,016.75        $8.39        1.66%
-------------------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
33

Statement of Assets and Liabilities

NOVEMBER 30, 2006
-------------------------------------------------------------------------------------------------
                                           INTERNATIONAL  INTERNATIONAL  EMERGING  INTERNATIONAL
(AMOUNTS IN THOUSANDS)                         STOCK        DISCOVERY     MARKETS  OPPORTUNITIES
-------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $77,874,  $1,138,954,
$485,328 and $137,321,
respectively) --  including $--,
$20,368, $36,334 and $15,619
of securities on loan, respectively           $90,252      $1,519,667     $614,794    177,811
----------------------------------------
Investments made with cash
collateral received for securities
on loan, at value (cost of $--,
$20,961, $37,203 and $16,305,
respectively)                                      --          20,961       37,203     16,305
-------------------------------------------------------------------------------------------------
Total investment securities,
at value (cost of $77,874,
$1,159,915, $522,531 and $153,626,
respectively)                                  90,252       1,540,628      651,997    194,116
----------------------------------------
Cash                                              213              --        2,593         --
----------------------------------------
Foreign currency holdings,
at value (cost of $27,
$1,354, $3,131 and $1,219,
respectively)                                      27           1,373        3,175      1,236
----------------------------------------
Receivable for investments sold                   481          46,491       13,490      6,221
----------------------------------------
Dividends and interest receivable                 127           1,166        1,049        148
-------------------------------------------------------------------------------------------------
                                               91,100       1,589,658      672,304    201,721
-------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------
Payable for collateral received
for securities on loan                             --          20,961       37,203     16,305
----------------------------------------
Disbursements in excess
of demand deposit cash                             --             628           --         38
----------------------------------------
Payable for investments purchased                 812          13,551       12,083      3,280
----------------------------------------
Accrued management fees                           107           1,707          829        267
----------------------------------------
Distribution fees payable                          --              --            3         --
----------------------------------------
Service fees payable                               --              --            2         --
-------------------------------------------------------------------------------------------------
                                                  919          36,847       50,120     19,890
-------------------------------------------------------------------------------------------------

NET ASSETS                                    $90,181      $1,552,811     $622,184   $181,831
=================================================================================================

See Notes to Financial Statements.                             (continued)

------
34

Statement of Assets and Liabilities

NOVEMBER 30, 2006
--------------------------------------------------------------------------------------------------------
                                              INTERNATIONAL  INTERNATIONAL    EMERGING   INTERNATIONAL
(AMOUNTS IN THOUSANDS EXCEPT AS NOTED)            STOCK        DISCOVERY       MARKETS    OPPORTUNITIES
--------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)          $78,399        $803,063      $398,605       $89,541
------------------------------------------
Accumulated undistributed net
investment income (loss)                              87             (54)        4,164          (174)
------------------------------------------
Accumulated undistributed
net realized gain (loss)
on investment and foreign
currency transactions                               (687)        369,713        90,226        51,971
------------------------------------------
Net unrealized appreciation
on investments and translation
of assets and liabilities
in foreign currencies                             12,382         380,089       129,189        40,493
--------------------------------------------------------------------------------------------------------
                                                 $90,181      $1,552,811      $622,184      $181,831
========================================================================================================
INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------------------------------
Net assets                                   $90,180,648  $1,446,954,550  $523,812,930  $180,732,276
------------------------------------------
Shares outstanding                             6,645,604      80,337,882    52,093,138    15,326,904
------------------------------------------
Net asset value per share                         $13.57          $18.01        $10.06        $11.79
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------------------------------
Net assets                                           N/A   $105,849,338    $85,885,878    $1,099,124
------------------------------------------
Shares outstanding                                   N/A      5,828,226      8,409,981        92,775
------------------------------------------
Net asset value per share                            N/A         $18.16         $10.21        $11.85
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------------------------------
Net assets                                           N/A         $6,765     $9,904,766          N/A
------------------------------------------
Shares outstanding                                   N/A            381      1,005,173          N/A
------------------------------------------
Net asset value per share                            N/A         $17.76          $9.85          N/A
--------------------------------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------------------------------
Net assets                                           N/A            N/A     $2,580,563          N/A
------------------------------------------
Shares outstanding                                   N/A            N/A        267,658          N/A
------------------------------------------
Net asset value per share                            N/A            N/A          $9.64          N/A
--------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
35

Statement of Operations

YEAR ENDED NOVEMBER 30, 2006
------------------------------------------------------------------------------------------------
                                         INTERNATIONAL  INTERNATIONAL   EMERGING  INTERNATIONAL
(AMOUNTS IN THOUSANDS)                       STOCK        DISCOVERY      MARKETS  OPPORTUNITIES
------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
------------------------------------------------------------------------------------------------
INCOME:
---------------------------------------
Dividends (net of foreign taxes
withheld of $94, $1,708, $1,015
and $256, respectively)                      $1,009        $17,279       $13,184       $3,045
---------------------------------------
Interest                                         84          1,861         1,127          126
---------------------------------------
Securities lending                               --            954           247          362
------------------------------------------------------------------------------------------------
                                              1,093         20,094        14,558        3,533
------------------------------------------------------------------------------------------------

EXPENSES:
---------------------------------------
Management fees                                 862         21,230         8,207        3,641
---------------------------------------
Distribution fees:
---------------------------------------
  Advisor Class                                  --             --            12           --
---------------------------------------
  C Class                                        --             --            10           --
---------------------------------------
Service fees:
---------------------------------------
  Advisor Class                                  --             --            12           --
---------------------------------------
  C Class                                        --             --             3           --
---------------------------------------
Directors' fees and expenses                      1             25             8            3
---------------------------------------
Other expenses                                    1             93            10           11
------------------------------------------------------------------------------------------------
                                                864         21,348         8,262        3,655
------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                    229         (1,254)        6,296         (122)
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
---------------------------------------
Investment transactions (net
of foreign taxes withheld of $--,
$63, $93 and $--, respectively)                (813)       369,488        88,692       51,382
---------------------------------------
Foreign currency transactions
(net of foreign taxes
withheld of $--, $--,
$7 and $1, respectively)                        305          2,928         3,368          652
------------------------------------------------------------------------------------------------
                                               (508)       372,416        92,060       52,034
------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
---------------------------------------
Investments (net of foreign
taxes accrued of $--, $(318),
$(267) and $(30), respectively)               6,964         (3,343)       67,018      (20,013)
---------------------------------------
Translation of assets and liabilities
in foreign currencies                         4,138         93,483         4,257       12,360
------------------------------------------------------------------------------------------------
                                             11,102         90,140        71,275       (7,653)
------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)      10,594        462,556       163,335       44,381
------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                   $10,823       $461,302      $169,631      $44,259
================================================================================================

See Notes to Financial Statements.

------
36

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2006 AND NOVEMBER 30, 2005 (EXCEPT AS NOTED)
------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                        INTERNATIONAL STOCK      INTERNATIONAL DISCOVERY
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS             2006        2005(1)         2006           2005
------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------
Net investment income (loss)                   $229           $74       $(1,254)       $13,108
-----------------------------------------
Net realized gain (loss)                       (508)         (239)      372,416        235,786
-----------------------------------------
Change in net unrealized
appreciation (depreciation)                  11,102         1,279        90,140         26,212
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                    10,823         1,114       461,302        275,106
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------
From net investment income:
-----------------------------------------
  Investor Class                               (155)           --        (9,106)            --
-----------------------------------------
  Institutional Class                            --            --        (2,071)            --
-----------------------------------------
From net realized gains:
-----------------------------------------
  Investor Class                                 --            --      (200,178)      (165,843)
-----------------------------------------
  Institutional Class                            --            --       (36,186)       (25,231)
-----------------------------------------
  Advisor Class                                  --            --           (12)           (29)
------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                             (155)           --      (247,553)      (191,103)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions              59,171        19,228       (12,037)       (11,575)
------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS        69,839        20,342       201,712         72,428
================================================================================================
NET ASSETS
------------------------------------------------------------------------------------------------
Beginning of period                          20,342            --     1,351,099      1,278,671
------------------------------------------------------------------------------------------------
End of period                               $90,181       $20,342    $1,552,811     $1,351,099
================================================================================================

Accumulated undistributed net investment
income (loss)                                   $87           $77          $(54)       $10,912
================================================================================================

(1) March 31, 2005 (fund inception) through November 30, 2005.

See Notes to Financial Statements.                                  (continued)

------
37

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2006 AND NOVEMBER 30, 2005
--------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                           EMERGING MARKETS     INTERNATIONAL OPPORTUNITIES
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS               2006         2005        2006             2005
--------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------
Net investment income (loss)                   $6,296         $584       $(122)            $399
-------------------------------------------
Net realized gain (loss)                       92,060       57,592      52,034           48,817
-------------------------------------------
Change in net unrealized
appreciation (depreciation)                    71,275       15,289      (7,653)           7,728
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                     169,631       73,465     $44,259           56,944
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------
From net investment income:
-------------------------------------------
  Investor Class                               (1,354)          --        (213)              --
-------------------------------------------
  Institutional Class                            (916)          --          --               --
-------------------------------------------
  Advisor Class                                    (6)          --          --               --
-------------------------------------------
From net realized gains:
-------------------------------------------
  Investor Class                              (38,795)      (1,897)    (48,721)          (5,331)
-------------------------------------------
  Institutional Class                         (18,743)      (1,130)         (8)            (336)
-------------------------------------------
  Advisor Class                                  (323)         (14)         --               --
-------------------------------------------
  C Class                                        (145)          (8)         --               --
--------------------------------------------------------------------------------------------------
Decrease in net assets from distributions     (60,282)      (3,049)    (48,942)          (5,667)
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions               175,844       36,847     (11,714)         (40,017)
--------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS         285,193      107,263     (16,397)          11,260
==================================================================================================
NET ASSETS
--------------------------------------------------------------------------------------------------
Beginning of period                           336,991      229,728     198,228          186,968
--------------------------------------------------------------------------------------------------
End of period                                $622,184     $336,991    $181,831         $198,228
==================================================================================================

Accumulated undistributed net
investment income (loss)                       $4,164        $(278)      $(174)            $149
==================================================================================================

See Notes to Financial Statements.

------
38

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Stock Fund (International
Stock), International Discovery Fund (International Discovery), Emerging Markets
Fund (Emerging Markets) and International Opportunities Fund (International
Opportunities) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objectives are to seek capital growth. The funds pursue their objectives by investing primarily in equity securities of foreign companies.
International Stock invests in securities of issuers in developed foreign countries that are large-sized companies. International Discovery invests in securities of issuers in developed or emerging market countries that are small-
to medium-sized companies at the time of purchase. Emerging Markets invests at least 80% of its assets in securities of issuers in emerging market countries and companies that derive a significant portion of their business from emerging market countries. International Opportunities invests in securities of issuers in developed or emerging market countries that are small-sized companies at the time of purchase. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- International Stock is authorized to issue the Investor Class.
International Discovery is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. Emerging Markets is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the C
Class. International Opportunities is authorized to issue the Investor Class and the Institutional Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements.
All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of International Stock's
Investor Class commenced on March 31, 2005 (fund inception).

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds, except for International Stock, may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income.

                                                                    (continued)

------
39

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The funds, except for International Stock, continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- International Discovery, Emerging Markets and International
Opportunities may impose a 2% redemption fee on shares held less than 180 days.
International Stock may impose a 2% redemption fee on shares held less than 60 days. These fees may not be applicable to all classes. These redemption fees are recorded as a reduction in the cost of shares redeemed. These redemption fees are retained by the funds and help cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
40

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACGIM (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The strategy assets of Emerging Markets includes the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation.

The annual management fee schedule for each class of International Stock is as follows:

--------------------------------------------------------------------------------
                           INVESTOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion             1.50%
--------------------------------------------------------------------------------
Next $1 billion              1.20%
--------------------------------------------------------------------------------
Over $2 billion              1.10%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of International Discovery is as follows:

--------------------------------------------------------------------------------
                           INVESTOR           INSTITUTIONAL        ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million           1.75%                1.55%             1.50%
--------------------------------------------------------------------------------
Next $500 million            1.40%                1.20%             1.15%
--------------------------------------------------------------------------------
Over $1 billion              1.20%                1.00%             0.95%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of Emerging Markets is as follows:

--------------------------------------------------------------------------------
                          INVESTOR & C        INSTITUTIONAL        ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million           1.85%                1.65%             1.60%
--------------------------------------------------------------------------------
Next $250 million            1.75%                1.55%             1.50%
--------------------------------------------------------------------------------
Next $500 million            1.50%                1.30%             1.25%
--------------------------------------------------------------------------------
Over $1 billion              1.25%                1.05%             1.00%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of International Opportunities is as follows:

--------------------------------------------------------------------------------
                           INVESTOR           INSTITUTIONAL
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million           2.00%                1.80%
--------------------------------------------------------------------------------
Next $250 million            1.80%                1.60%
--------------------------------------------------------------------------------
Over $500 million            1.60%                1.40%
--------------------------------------------------------------------------------

                                                                    (continued)

------
41

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The effective annual management fee for each class of the funds for the year ended November 30, 2006, was as follows:

--------------------------------------------------------------------------------
                             INVESTOR     INSTITUTIONAL    ADVISOR        C
--------------------------------------------------------------------------------
International Stock            1.50%           N/A           N/A         N/A
--------------------------------------------------------------------------------
International Discovery        1.40%          1.20%         1.15%        N/A
--------------------------------------------------------------------------------
Emerging Markets               1.79%          1.59%         1.54%       1.79%
--------------------------------------------------------------------------------
International Opportunities    1.84%          1.64%          N/A         N/A
--------------------------------------------------------------------------------

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds' investments objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                       ADVISOR                     C
--------------------------------------------------------------------------------
Distribution Fee                        0.25%                    0.75%
--------------------------------------------------------------------------------
Service Fee                             0.25%                    0.25%
--------------------------------------------------------------------------------

The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended November 30, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century
Services, LLC.

The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
The funds, except for International Stock, have a securities lending agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2006, were as follows:

--------------------------------------------------------------------------------
                      INTERNATIONAL  INTERNATIONAL  EMERGING  INTERNATIONAL
                          STOCK        DISCOVERY     MARKETS  OPPORTUNITIES
--------------------------------------------------------------------------------
Purchases               $119,186      $2,227,210    $607,551     $308,871
--------------------------------------------------------------------------------
Proceeds from sales      $61,320      $2,504,953    $511,626     $368,279
--------------------------------------------------------------------------------

For the year ended November 30, 2006, Emerging Markets incurred net realized gains of $1,401 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

                                                                    (continued)

------
42

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

---------------------------------------------------------------------------------------------
                                           INTERNATIONAL STOCK       INTERNATIONAL DISCOVERY
---------------------------------------------------------------------------------------------
                                           SHARES       AMOUNT        SHARES         AMOUNT
---------------------------------------------------------------------------------------------
INVESTOR CLASS
---------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006
SHARES AUTHORIZED                          100,000                    400,000
=============================================================================================
Sold                                         6,064    $75,036           5,524     $89,151
----------------------------------------
Issued in reinvestment of distributions         14        152          14,024     198,371
----------------------------------------
Redeemed                                    (1,309)   (16,017)(1)     (11,071)   (179,701)(1)
---------------------------------------------------------------------------------------------
Net increase (decrease)                      4,769    $59,171           8,477    $107,821
=============================================================================================
YEAR ENDED NOVEMBER 30, 2005(2)
SHARES AUTHORIZED                          325,000                    400,000
=============================================================================================
Sold                                         2,009    $20,604           3,599     $50,533
----------------------------------------
Issued in reinvestment of distributions         --         --          12,055     156,490
----------------------------------------
Redeemed                                      (132)    (1,376)(3)     (17,459)   (241,922)(3)
---------------------------------------------------------------------------------------------
Net increase (decrease)                      1,877    $19,228          (1,805)   $(34,899)
=============================================================================================
INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006
SHARES AUTHORIZED                              N/A                     75,000
=============================================================================================
Sold                                                                    5,976     $97,632
----------------------------------------
Issued in reinvestment of distributions                                 2,683      38,220
----------------------------------------
Redeemed                                                              (15,621)   (255,645)(4)
---------------------------------------------------------------------------------------------
Net increase (decrease)                                                (6,962)  $(119,793)
=============================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                              N/A                     75,000
=============================================================================================
Sold                                                                    4,413     $62,162
----------------------------------------
Issued in reinvestment of distributions                                 1,917      25,031
----------------------------------------
Redeemed                                                               (4,430)    (63,742)(5)
---------------------------------------------------------------------------------------------
Net increase (decrease)                                                 1,900     $23,451
=============================================================================================

(1) Net of redemption fees of $37 and $90 for International Stock and
    International Discovery, respectively.

(2) March 31, 2005 (fund inception) through November 30, 2005 for
    International Stock.

(3) Net of redemption fees of $3 and $34 for International Stock and
    International Discovery, respectively.

(4) Net of redemption fees of $164.

(5) Net of redemption fees of $22.

                                                                    (continued)

------
43

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

---------------------------------------------------------------------------------------------------
                                             INTERNATIONAL STOCK         INTERNATIONAL DISCOVERY
---------------------------------------------------------------------------------------------------
                                             SHARES        AMOUNT        SHARES          AMOUNT
---------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006
SHARES AUTHORIZED                              N/A                        5,000
===================================================================================================
Issued in reinvestment of distributions                                       1             $12
-----------------------------------------
Redeemed                                                                     (5)            (77)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                                                      (4)           $(65)
===================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                              N/A                       5,000
===================================================================================================
Sold                                                                          2             $23
-----------------------------------------
Issued in reinvestment of distributions                                       2              29
-----------------------------------------
Redeemed                                                                    (13)           (179)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                                                      (9)          $(127)
===================================================================================================

---------------------------------------------------------------------------------------------------
                                               EMERGING MARKETS        INTERNATIONAL OPPORTUNITIES
---------------------------------------------------------------------------------------------------
                                             SHARES        AMOUNT        SHARES          AMOUNT
---------------------------------------------------------------------------------------------------
INVESTOR CLASS
---------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006
SHARES AUTHORIZED                           100,000                     100,000
===================================================================================================
Sold                                         35,516       $303,189           96          $1,070
-----------------------------------------
Issued in reinvestment of distributions       4,400         32,030        4,719          48,005
-----------------------------------------
Redeemed                                    (14,582)      (122,512)(1)   (5,636)        (61,797)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                      25,334       $212,707         (821)       $(12,722)
===================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                           100,000                     100,000
===================================================================================================
Sold                                         13,237        $95,244          129          $1,320
-----------------------------------------
Issued in reinvestment of distributions         231          1,506          559           5,242
-----------------------------------------
Redeemed                                     (8,251)       (56,614)(2)   (3,366)        (34,929)(2)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                       5,217        $40,136       (2,678)       $(28,367)
===================================================================================================

(1) Net of redemption fees of $540.

(2) Net of redemption fees of $117 and $24 for Emerging Markets and
    International Opportunities, respectively.

                                                                    (continued)

------
44

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

---------------------------------------------------------------------------------------------------
                                               EMERGING MARKETS      INTERNATIONAL OPPORTUNITIES
---------------------------------------------------------------------------------------------------
                                              SHARES      AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006
SHARES AUTHORIZED                             50,000                     10,000
===================================================================================================
Sold                                           3,640     $29,912             90        $1,000
-------------------------------------------
Issued in reinvestment of distributions        2,503      18,363              1             8
-------------------------------------------
Redeemed                                     (11,341)    (93,403)(1)         --            --
---------------------------------------------------------------------------------------------------
Net increase (decrease)                       (5,198)   $(45,128)            91        $1,008
===================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                             50,000                     10,000
===================================================================================================
Sold                                           6,983     $49,775              2           $30
-------------------------------------------
Issued in reinvestment of distributions          170       1,103             36           336
-------------------------------------------
Redeemed                                      (8,128)    (54,494)(2)     (1,196)      (12,016)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                         (975)    $(3,616)        (1,158)     $(11,650)
===================================================================================================
ADVISOR CLASS
---------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006
SHARES AUTHORIZED                              5,000                        N/A
===================================================================================================
Sold                                             975      $8,291
-------------------------------------------
Issued in reinvestment of distributions           43         313
-------------------------------------------
Redeemed                                        (232)     (1,859)(3)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                          786      $6,745
===================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                              5,000                        N/A
===================================================================================================
Sold                                             169      $1,207
-------------------------------------------
Issued in reinvestment of distributions            2          13
-------------------------------------------
Redeemed                                        (142)       (945)(4)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                           29        $275
===================================================================================================
C CLASS
---------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2006
SHARES AUTHORIZED                              5,000                        N/A
===================================================================================================
Sold                                             321      $2,649
-------------------------------------------
Issued in reinvestment of distributions           20         142
-------------------------------------------
Redeemed                                        (165)     (1,271)
---------------------------------------------------------------------------------------------------

Net increase (decrease)                          176      $1,520
===================================================================================================
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                              5,000                        N/A
===================================================================================================
Sold                                              40        $269
-------------------------------------------
Issued in reinvestment of distributions            1           7
-------------------------------------------
Redeemed                                         (34)       (224)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                            7         $52
===================================================================================================

(1) Net of redemption fees of $134.

(2) Net of redemption fees of $13.

(3) Net of redemption fees of $14.

(4) Net of redemption fees of $5.

                                                                    (continued)

------
45

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

5. SECURITIES LENDING

As of November 30, 2006, securities in International Discovery, Emerging Markets and International Opportunities valued at $20,368, $36,334 and $15,619, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $20,961, $37,203 and $16,305, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a $500 million unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal Funds rate plus
0.50%. The funds did not borrow from the line during the year ended November 30,
2006.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

On December 19, 2006, the funds declared and paid the following per-share distributions from net investment income to shareholders of record on December
18, 2006:

--------------------------------------------------------------------------------
                              INVESTOR    INSTITUTIONAL    ADVISOR       C
--------------------------------------------------------------------------------
International Stock            $0.0465         N/A           N/A        N/A
--------------------------------------------------------------------------------
International Discovery          --            --            --         N/A
--------------------------------------------------------------------------------
Emerging Markets               $0.1310       $0.1515       $0.1054    $0.0285
--------------------------------------------------------------------------------
International Opportunities    $0.0030       $0.0271         N/A        N/A
--------------------------------------------------------------------------------

On December 19, 2006, the funds declared and paid the following per-share distributions from net realized gains to shareholders of record on
December 18, 2006:

--------------------------------------------------------------------------------
                              INVESTOR    INSTITUTIONAL    ADVISOR       C
--------------------------------------------------------------------------------
International Stock              --           N/A           N/A         N/A
--------------------------------------------------------------------------------
International Discovery        $3.7661      $3.8035       $3.7193       N/A
--------------------------------------------------------------------------------
Emerging Markets               $1.3189      $1.3189       $1.3189     $1.3189
--------------------------------------------------------------------------------
International Opportunities    $3.1750      $3.1750         N/A         N/A
--------------------------------------------------------------------------------

                                                                    (continued)

------
46

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

8. FEDERAL TAX INFORMATION (CONTINUED)

The tax character of distributions paid during the years ended November 30, 2006 and November 30, 2005 were as follows:

--------------------------------------------------------------------------------
                             INTERNATIONAL STOCK      INTERNATIONAL DISCOVERY
--------------------------------------------------------------------------------
                               2006        2005         2006           2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                $155         --         $115,168       $23,372
--------------------------------------------------------------------------------
Long-term capital gains          --         --         $132,385      $167,731
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              EMERGING MARKETS      INTERNATIONAL OPPORTUNITIES
--------------------------------------------------------------------------------
                               2006        2005          2006          2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income               $38,186       --          $19,416          --
--------------------------------------------------------------------------------
Long-term capital gains       $22,096     $3,049        $29,526        $5,667
--------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

-------------------------------------------------------------------------------------------------
                                          INTERNATIONAL  INTERNATIONAL  EMERGING   INTERNATIONAL
                                              STOCK        DISCOVERY     MARKETS   OPPORTUNITIES
-------------------------------------------------------------------------------------------------
Federal tax cost of investments              $78,383      $1,164,109     $526,595      $154,465
=================================================================================================
Gross tax appreciation of investments        $12,417        $383,270     $132,311       $40,984
----------------------------------------
Gross tax depreciation of investments           (548)         (6,751)      (6,909)       (1,333)
-------------------------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                               $11,869        $376,519     $125,402       $39,651
=================================================================================================
Net tax appreciation (depreciation)
on derivatives and translation of
assets and liabilities in
foreign currencies                                 4            (602)        (277)           12
-------------------------------------------------------------------------------------------------
Net tax appreciation (depreciation)          $11,873        $375,917     $125,125       $39,663
=================================================================================================
Undistributed ordinary income                   $309        $117,017      $64,712        $9,412
----------------------------------------
Accumulated long-term gains                       --        $256,890      $33,782       $43,223
----------------------------------------
Accumulated capital losses                     $(386)             --           --           --
----------------------------------------
Currency loss deferrals                         $(14)           $(76)        $(40)          $(8)
-------------------------------------------------------------------------------------------------

                                                                    (continued)

------
47

Notes to Financial Statements

NOVEMBER 30, 2006 (AMOUNTS IN THOUSANDS)

8. FEDERAL TAX INFORMATION (CONTINUED)

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $60 and $326 in
International Stock expire in 2013 and 2014, respectively.

The  currency loss deferrals listed on the previous page represent net foreign currency losses incurred in the one-month period ended November 30, 2006. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

10. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate qualified dividend income for the fiscal year ended
November 30, 2006, as follows:

--------------------------------------------------------------------------------
    INTERNATIONAL       INTERNATIONAL       EMERGING       INTERNATIONAL
        STOCK             DISCOVERY         MARKETS        OPPORTUNITIES
--------------------------------------------------------------------------------
       $169,225          $29,179,070       $3,897,427        $3,142,465
--------------------------------------------------------------------------------

The funds hereby designate capital gain distributions for the fiscal year ended
November 30, 2006,as follows:

--------------------------------------------------------------------------------
    INTERNATIONAL       INTERNATIONAL       EMERGING       INTERNATIONAL
        STOCK             DISCOVERY         MARKETS        OPPORTUNITIES
--------------------------------------------------------------------------------
         --             $132,384,644      $22,096,189       $29,525,591
--------------------------------------------------------------------------------

The funds hereby designate qualified short-term capital gains distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November
30, 2006, as follows:

--------------------------------------------------------------------------------
    INTERNATIONAL       INTERNATIONAL       EMERGING       INTERNATIONAL
        STOCK             DISCOVERY         MARKETS        OPPORTUNITIES
--------------------------------------------------------------------------------
         --             $104,037,977      $35,909,746       $19,202,595
--------------------------------------------------------------------------------

As of November 30, 2006, the funds designate the following as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States:

--------------------------------------------------------------------------------
    INTERNATIONAL       INTERNATIONAL       EMERGING       INTERNATIONAL
        STOCK             DISCOVERY         MARKETS        OPPORTUNITIES
--------------------------------------------------------------------------------
        $89,081            $778,318         $289,314          $150,805
--------------------------------------------------------------------------------

------
48

International Stock - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                             INVESTOR CLASS
--------------------------------------------------------------------------------
                                                            2006      2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.84     $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)                               0.06       0.06(2)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)                    2.74       0.78
--------------------------------------------------------------------------------
  Total From Investment Operations                           2.80       0.84
--------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                                (0.08)        --
--------------------------------------------------------------------------------
Redemption Fees(2)                                           0.01         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $13.57     $10.84
================================================================================
  TOTAL RETURN(3)                                           26.07%     8.40%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                        1.50%  1.50%(4)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                        0.40%  0.91%(4)
-------------------------------------------
Portfolio Turnover Rate                                       109%      109%
-------------------------------------------
Net Assets, End of Period (in thousands)                   $90,181   $20,342
--------------------------------------------------------------------------------

(1) March 31, 2005 (fund inception) through November 30, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
49

International Discovery - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
----------------------------------------------------------------------------------------------------
                                                                INVESTOR CLASS
----------------------------------------------------------------------------------------------------
                                             2006        2005        2004         2003       2002
----------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $15.94      $15.11      $12.75        $9.32    $10.13
----------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment Income (Loss)(1)            (0.02)       0.14       (0.01)        0.03      0.03
--------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                      5.00        2.97        2.40         3.42     (0.84)
----------------------------------------------------------------------------------------------------
  Total From Investment Operations            4.98        3.11        2.39         3.45     (0.81)
----------------------------------------------------------------------------------------------------
Distributions
--------------------------------------
  From Net Investment Income                 (0.13)         --       (0.03)       (0.02)       --
--------------------------------------
  From Net Realized Gains                    (2.78)      (2.28)         --           --        --
----------------------------------------------------------------------------------------------------
  Total Distributions                        (2.91)      (2.28)      (0.03)       (0.02)       --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $18.01      $15.94      $15.11       $12.75     $9.32
====================================================================================================
  TOTAL RETURN(2)                            36.41%      24.30%      18.76%       37.05%    (8.00)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.41%       1.47%       1.49%        1.57%      1.53%
--------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                       (0.11)%       1.02%     (0.06)%        0.27%      0.35%
--------------------------------------
Portfolio Turnover Rate                        148%        145%        201%         215%       224%
--------------------------------------
Net Assets, End of Period
(in thousands)                           $1,446,955  $1,145,623  $1,112,870   $1,028,934   $841,706
----------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
50

International Discovery - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
---------------------------------------------------------------------------------------------
                                                             INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------
                                              2006      2005      2004       2003    2002
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $16.06    $15.21    $12.84      $9.39  $10.18
---------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)              0.04      0.17      0.02       0.05    0.06
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)      5.00      2.99      2.40       3.43   (0.85)
---------------------------------------------------------------------------------------------
  Total From Investment Operations             5.04      3.16      2.42       3.48   (0.79)
---------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                  (0.16)       --     (0.05)     (0.03)     --
-----------------------------------------
  From Net Realized Gains                     (2.78)    (2.31)       --         --      --
---------------------------------------------------------------------------------------------
  Total Distributions                         (2.94)    (2.31)    (0.05)     (0.03)     --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $18.16    $16.06    $15.21     $12.84   $9.39
=============================================================================================
  TOTAL RETURN(2)                             36.65%    24.56%    18.94%     37.25%  (7.76)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.21%     1.27%     1.29%     1.37%     1.33%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          0.09%     1.22%     0.14%     0.47%     0.55%
-----------------------------------------
Portfolio Turnover Rate                         148%      145%      201%      215%      224%
-----------------------------------------
Net Assets, End of Period
(in thousands)                              $105,849  $205,406  $165,600  $147,531  $137,358
---------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guideline and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
51

International Discovery - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-------------------------------------------------------------------------------------------
                                                               ADVISOR CLASS
-------------------------------------------------------------------------------------------
                                                2006     2005     2004      2003   2002
-------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $15.75   $14.95   $12.63    $9.23  $10.05
-------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(1)               (0.08)    0.10    (0.05)    0.01    0.01
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)        4.96     2.95     2.37     3.39   (0.83)
-------------------------------------------------------------------------------------------
  Total From Investment Operations               4.88     3.05     2.32     3.40   (0.82)
-------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                    (0.09)      --       --       --      --
-------------------------------------------
  From Net Realized Gains                       (2.78)   (2.25)      --       --      --
-------------------------------------------------------------------------------------------
  Total Distributions                           (2.87)   (2.25)      --       --      --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $17.76   $15.75   $14.95   $12.63   $9.23
===========================================================================================
  TOTAL RETURN(2)                               36.08%   24.01%   18.37%   36.84%  (8.16)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            1.66%    1.72%    1.74%    1.82%    1.78%
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          (0.36)%    0.77%  (0.31)%    0.02%    0.10%
-------------------------------------------
Portfolio Turnover Rate                           148%     145%     201%     215%     224%
-------------------------------------------
Net Assets, End of Period (in thousands)            $7      $70     $201     $161     $153
-------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
52

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
------------------------------------------------------------------------------------------------
                                                                INVESTOR CLASS
------------------------------------------------------------------------------------------------
                                                  2006      2005      2004      2003     2002
------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $8.25     $6.28     $5.28     $3.61    $4.06
------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(1)                 0.11      0.01     (0.01)     --(2)   (0.02)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)         3.11      2.05      1.00      1.66    (0.43)
------------------------------------------------------------------------------------------------
  Total From Investment Operations                3.22      2.06      0.99      1.66    (0.45)
------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                     (0.05)       --        --        --       --
-------------------------------------------
  From Net Realized Gains                        (1.37)    (0.09)       --        --       --
------------------------------------------------------------------------------------------------
  Total Distributions                            (1.42)    (0.09)       --        --       --
------------------------------------------------------------------------------------------------
Redemption Fees(1)                                0.01      --(2)     0.01      0.01       --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.06     $8.25     $6.28     $5.28    $3.61
================================================================================================
  TOTAL RETURN(3)                                46.10%    33.10%    18.94%    46.26%  (10.86)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             1.80%     1.94%     2.00%     2.01%     2.05%
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                             1.31%     0.17%   (0.22)%     0.03%   (0.37)%
-------------------------------------------
Portfolio Turnover Rate                            115%      153%      208%      286%      387%
-------------------------------------------
Net Assets, End of Period (in thousands)       $523,813  $220,720  $135,355  $103,737   $81,756
------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
53

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
------------------------------------------------------------------------------------------
                                                          INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------
                                              2006      2005     2004     2003     2002
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $8.36     $6.35    $5.33    $3.64    $4.08
------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)             0.12      0.03     --(2)    0.01     --(2)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     3.16      2.07     1.01     1.67    (0.44)
------------------------------------------------------------------------------------------
  Total From Investment Operations            3.28      2.10     1.01     1.68    (0.44)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                 (0.07)       --       --       --       --
------------------------------------------
  From Net Realized Gains                    (1.37)    (0.09)      --       --       --
------------------------------------------------------------------------------------------
  Total Distributions                        (1.44)    (0.09)      --       --       --
------------------------------------------------------------------------------------------
Redemption Fees(1)                            0.01      --(2)    0.01     0.01       --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.21     $8.36    $6.35    $5.33    $3.64
==========================================================================================
  TOTAL RETURN(3)                            46.31%    33.37%   19.14%   46.43%  (10.78)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.60%     1.74%    1.80%    1.81%     1.85%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         1.51%     0.37%  (0.02)%   0.23%    (0.17)%
------------------------------------------
Portfolio Turnover Rate                        115%      153%     208%     286%      387%
------------------------------------------
Net Assets, End of Period (in thousands)    $85,886  $113,765  $92,673  $63,242   $18,969
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
54

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-----------------------------------------------------------------------------------------
                                                            ADVISOR CLASS
-----------------------------------------------------------------------------------------
                                              2006     2005     2004     2003    2002
-----------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $8.11    $6.19    $5.22    $3.58    $4.03
-----------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)             0.11    (0.01)   (0.03)    --(2)   (0.01)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     3.02     2.02     0.99     1.63    (0.44)
-----------------------------------------------------------------------------------------
  Total From Investment Operations            3.13     2.01     0.96     1.63    (0.45)
-----------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                 (0.03)      --       --       --       --
------------------------------------------
  From Net Realized Gains                    (1.37)   (0.09)      --       --       --
-----------------------------------------------------------------------------------------
  Total Distributions                        (1.40)   (0.09)      --       --       --
-----------------------------------------------------------------------------------------
Redemption Fees(1)                            0.01     --(2)    0.01     0.01       --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.85    $8.11    $6.19    $5.22    $3.58
=========================================================================================
  TOTAL RETURN(3)                            45.59%   32.77%   18.58%   45.81%  (11.17)%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         2.05%    2.19%    2.25%    2.26%     2.30%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         1.06%  (0.08)%  (0.47)%  (0.22)%   (0.62)%
------------------------------------------
Portfolio Turnover Rate                        115%     153%     208%     286%      387%
------------------------------------------
Net Assets, End of Period (in thousands)     $9,905   $1,773   $1,178     $597    $1,254
-----------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
55

Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
------------------------------------------------------------------------------------------
                                                              C CLASS
------------------------------------------------------------------------------------------
                                              2006     2005     2004    2003     2002(1)
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $7.95    $6.12    $5.19   $3.58      $4.24
------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)             0.03    (0.05)   (0.07)  (0.04)     (0.04)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     2.99     1.97     0.99    1.64      (0.62)
------------------------------------------------------------------------------------------
  Total From Investment Operations            3.02     1.92     0.92    1.60      (0.66)
------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                    (1.34)   (0.09)      --      --         --
------------------------------------------------------------------------------------------
Redemption Fees(2)                            0.01     --(3)    0.01    0.01         --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.64    $7.95    $6.12   $5.19      $3.58
==========================================================================================
  TOTAL RETURN(4)                            44.59%   31.67%   17.92%  44.97%    (15.57)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         2.80%    2.94%    3.00%   3.01%    3.05%(5)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         0.31%  (0.83)%  (1.22)% (0.97)%  (1.10)%(5)
------------------------------------------
Portfolio Turnover Rate                        115%     153%     208%    286%     387%(6)
------------------------------------------
Net Assets, End of Period (in thousands)     $2,581     $733     $521    $291         $54
------------------------------------------------------------------------------------------

(1) December 18, 2001 (commencement of sale) through November 30, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2002.

See Notes to Financial Statements.

------
56

International Opportunities - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-------------------------------------------------------------------------------------------
                                                               INVESTOR CLASS
-------------------------------------------------------------------------------------------
                                              2006       2005      2004     2003    2002
-------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $12.27     $9.35     $7.62    $4.73   $4.87
-------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)             (0.01)     0.02     (0.05)   (0.01)    0.02
------------------------------------------
  Net Realized and Unrealized Gain (Loss)      2.53      3.19      2.03     2.90   (0.19)
-------------------------------------------------------------------------------------------
  Total From Investment Operations             2.52      3.21      1.98     2.89   (0.17)
-------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                  (0.01)       --        --    (0.01)      --
------------------------------------------
  From Net Realized Gains                     (2.99)    (0.29)    (0.27)      --      --
-------------------------------------------------------------------------------------------
  Total Distributions                         (3.00)    (0.29)    (0.27)   (0.01)      --
-------------------------------------------------------------------------------------------
Redemption Fees(1)                             --(2)     --(2)     0.02     0.01    0.03
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.79    $12.27     $9.35    $7.62   $4.73
===========================================================================================
  TOTAL RETURN(3)                             25.37%    35.28%    27.14%   61.54%  (2.87)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.85%     1.91%     1.97%    2.00%    2.01%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        (0.06)%     0.20%   (0.63)%  (0.23)%    0.30%
------------------------------------------
Portfolio Turnover Rate                         160%      112%      139%     219%     257%
------------------------------------------
Net Assets, End of Period (in thousands)    $180,732  $198,197  $176,100  $72,008  $21,977
-------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
57

International Opportunities - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                      INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                             2006     2005     2004    2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $12.32    $9.37    $7.63     $4.80
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)             0.02     0.10    (0.03)     0.01
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)     2.54     3.14     2.04      2.81
--------------------------------------------------------------------------------
  Total From Investment Operations            2.56     3.24     2.01      2.82
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                 (0.04)      --       --        --
-----------------------------------------
  From Net Realized Gains                    (2.99)   (0.29)   (0.29)       --
--------------------------------------------------------------------------------
  Total Distributions                        (3.03)   (0.29)   (0.29)       --
--------------------------------------------------------------------------------
Redemption Fees(2)                            --(3)    --(3)    0.02      0.01
--------------------------------------------------------------------------------
Net Asset Value, End of Period              $11.85   $12.32    $9.37     $7.63
================================================================================
  TOTAL RETURN(4)                            25.66%   35.53%   27.50%    58.96%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.65%    1.71%    1.77%  1.80%(5)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         0.14%    0.40%  (0.43)%  0.18%(5)
-----------------------------------------
Portfolio Turnover Rate                        160%     112%     139%   219%(6)
-----------------------------------------
Net Assets, End of Period (in thousands)     $1,099      $31  $10,868    $8,523
--------------------------------------------------------------------------------

(1) January 9, 2003 (commencement of sale) through November 30, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
58

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of International Stock Fund, International
Discovery Fund, Emerging Markets Fund, and International Opportunities Fund
(collectively the "Funds"), four of the mutual funds comprising American Century
World Mutual Funds, Inc., as of November 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented.
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising American Century World Mutual Funds, Inc., as of November 30, 2006, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 16, 2007

------
59

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 14 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------

                                                                    (continued)

------
60

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER,4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 - present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
61

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
62

Approval of Management Agreements for International Stock, International
Discovery, Emerging Markets, and International Opportunities

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning International Stock, International Discovery, Emerging
Markets and International Opportunities (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

*    the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

*    reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

*    data comparing the cost of owning the funds to the cost of owning similar funds;

*    data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*    financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

*    data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
63

Approval of Management Agreements for International Stock, International
Discovery, Emerging Markets, and International Opportunities

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY.  Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

*    fund construction and design

*    portfolio security selection

*    initial capitalization/funding

*    securities trading

*    custody of fund assets

*    daily valuation of the funds' portfolio

*    shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*    legal services

*    regulatory and portfolio compliance

*    financial reporting

*    marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting, the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds'
performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for

                                                                    (continued)

------
64

Approval of Management Agreements for International Stock, International
Discovery, Emerging Markets, and International Opportunities

such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. International Discovery's and Emerging
Markets' performance was above the median for its peer group for the one year period and was below the median for the three year period during the last year.
The board discussed the funds' performance with the advisor and was satisfied with the efforts being undertaken by the advisor. International Opportunities'
performance for both the one and three year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the

                                                                    (continued)

------
65

Approval of Management Agreements for International Stock, International
Discovery, Emerging Markets, and International Opportunities

profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds'
unified fee to the total expense ratio of other funds in the funds' peer group.
The unified fee charged to shareholders of International Stock, Emerging Markets and International Opportunities was above the median of the total expense ratios of their peer groups. The unified fee charged to shareholders of International
Discovery was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits

                                                                    (continued)

------
66

Approval of Management Agreements for International Stock, International
Discovery, Emerging Markets, and International Opportunities

in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex.
The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

As a part of the 15(c) Process, the board of directors also unanimously approved the renewal of the investment subadvisory agreement by which American Century
Investment Management, Inc. (the "subadvisor") is engaged to manage the cash portion of the funds. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the funds under the agreement. As a part of this review the Directors evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

------
67

Share Class Information

One class of shares is authorized for sale by International Stock: Investor
Class. Three classes of shares are authorized for sale by International
Discovery: Investor Class, Institutional Class and Advisor Class. Four classes of shares are authorized for sale by Emerging Markets: Investor Class,
Institutional Class, Advisor Class and C Class. Two classes of shares are authorized for sale by International Opportunities: Investor Class and
Institutional Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor
Class and C Class shares are higher than that of Investor Class shares.
International Discovery is closed to new investors. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open. International
Opportunities is closed to all investments except reinvested dividends and capital gains distributions.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
68

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on
American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

                                                                    (continued)

------
69

Additional Information

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
70

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI AC (ALL COUNTRY) ASIA PACIFIC INDEX is a total return, capitalization-weighted index that measures the performance of stock markets in
15 Pacific region countries, including Australia, China, Hong Kong, India,
Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines,
Singapore, Sri Lanka, Taiwan and Thailand.

The MSCI EAFE(reg.tm) (Europe, Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EM (Emerging Markets) INDEX represents the performance of stocks in global emerging market countries.

The MSCI WORLD EX-US INDEX comprises the entire developed world less the United
States. The designation of a country as developed arises primarily as a measurement of GDP per capita. There are 21 countries within this index.

The MSCI WORLD EX-US SMALL CAP INDEX is the small cap component of the MSCI
World ex-US Index. Securities selected represent 40% of the small cap asset class in each developed market on a capitalization-weighted basis.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

The S&P/CITIGROUP EMI (Extended Market Index) GROWTH WORLD EX-US represents the smaller-cap universe of stocks of growth companies in developed country markets outside the United States.

------
71

Notes

------
72

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                PRSRT STD
P.O. Box 419200                                         U.S. POSTAGE PAID
Kansas City, MO 64141-6200                               AMERICAN CENTURY
                                                            COMPANIES

The American Century Investments                American Century Investment
logo, American Century                          Services, Inc., Distributor
and American Century
Investments are service marks
of American Century Proprietary                 (c)2007 American Century
Holdings, Inc.                                  Proprietary Holdings, Inc.

0701
SH-ANN-52640S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report

November 30, 2006

[photo of winter scene]

NT International Growth Fund
NT Emerging Markets Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Founder
American Century Companies, Inc.

/s/James E. Stowers III
James E. Stowers III
Chairman of the Board
American Century Companies, Inc.

We are pleased to provide you with the annual report for the American Century NT
International Growth and NT Emerging Markets funds from their inception, May 12,
2006, through November 30, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website,
americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of the 2006 tax season, you can also find out more about tax information via a link from our website. We've posted online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   International Equity Total Returns . . . . . . . . . . . . . . . . . . . 2

NT INTERNATIONAL GROWTH

NT EMERGING MARKETS

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of chief investment officer]

BY ENRIQUE CHANG, CHIEF INVESTMENT OFFICER, INTERNATIONAL EQUITY DISCIPLINE

RESILIENT MARKETS POSTED GAINS

Global equity markets demonstrated strength and resilience from May 12, 2006
(the inception date for American Century's NT tracker funds -- see the Portfolio
Commentaries for more details) through November 30, 2006 (the funds' fiscal year end), with indices from the U.S.'s Dow Jones Industrials to Hong Kong's Hang
Seng reaching record highs.

The gains occurred in the face of the continued high oil prices, geopolitical tensions in the Middle East, and interest-rate increases by central banks around the world. Equities, however, weren't entirely immune to those headwinds. After rising to multi-year highs early in May, many exchanges retreated as concern intensified that central banks will increase borrowing costs to control inflation and slow the world's economy in the process. That concern eased somewhat after the U.S. Federal Reserve paused in its campaign to raise rates.

GLOBAL ECONOMY SHOWED STRENGTH

Developments in Europe were among the highlights of the period. The $10 trillion economy of the dozen euro-sharing nations grew the most in six years during the second quarter of 2006. Europe also benefited from better-than-expected corporate earnings, a high level of merger-and-acquisition activity, and increased capital spending by many companies around the world. These developments helped several equity markets in Europe reach their highest levels in five years.

Japan and other Asian markets also gained during the period. Japan's growth has been driven by the fastest pace of business investment in 16 years, a show of confidence that the economy has recovered from years of stagnation.

Among emerging markets, China's gross domestic product (GDP) has hovered around
10% for four years, and the historic changes there continue to dramatically impact the global economy. Other developing countries also advanced, benefiting from continued high commodity prices, rising consumer income and demand, and continued economic and political reform.

SEEKING OPPORTUNITIES

The economic growth in many countries and increasing confidence among investors were testament to the resilience of international markets and the global economy. We believe there are significant opportunities abroad for investors, and our team is dedicated to searching for companies to help drive investment performance.

INTERNATIONAL EQUITY TOTAL RETURNS FROM
MAY 12, 2006 TO NOVEMBER 30, 2006(1)
--------------------------------------------------------------------------------
MSCI EAFE Index                                               4.97%
--------------------------------------------------------------------------------
MSCI World Free Index                                         7.23%
--------------------------------------------------------------------------------
MSCI EM Index                                                 3.56%
--------------------------------------------------------------------------------
(1) Total returns for periods less than one year are not annualized.

------
2

NT International Growth - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                           SINCE INCEPTION(1)   INCEPTION DATE
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                             3.40%              5/12/06
--------------------------------------------------------------------------------
MSCI EAFE INDEX                                 4.97%                --
--------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX                          2.43%                --
--------------------------------------------------------------------------------
(1) Total returns for periods less than one year are not annualized.

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made May 12, 2006

QUARTERLY RETURNS OVER LIFE OF CLASS
--------------------------------------------------------------------------------
                                           5/31/06*      8/31/06     11/30/06
--------------------------------------------------------------------------------
Institutional Class                         -6.60%        2.78%        7.71%
--------------------------------------------------------------------------------
MSCI EAFE Index                             -5.60%        3.76%        7.16%
--------------------------------------------------------------------------------
MSCI EAFE Growth Index                      -6.04%        3.03%        5.81%
--------------------------------------------------------------------------------
*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

NT International Growth - Portfolio Commentary

PORTFOLIO MANAGERS: ALEX TEDDER AND KEITH CREVELING

PERFORMANCE SUMMARY

NT International Growth advanced 3.40%* from its May 12, 2006, inception through
November 30, 2006, while its benchmark, the MSCI EAFE Index, returned 4.97%.
This portfolio is one of nine new NT tracker funds available exclusively in
LIVESTRONG Portfolios from American Century Investments. NT is an acronym for
"No Tobacco." American Century Investments introduced the portfolios in May 2006 as part of a strategic collaboration with Lance Armstrong and the Lance
Armstrong Foundation (LAF).**

As discussed in the Market Perspective on page 2, international equity gains for the period were driven by strong global economic growth. Meanwhile, an underweight position in the utilities sector and market volatility that affected our Japanese holdings were key reasons why the fund underperformed its benchmark.

MANAGEMENT CHANGES

Portfolio manager Michael Perelstein left American Century on June 30, 2006.
Effective July 5, 2006, Alex Tedder joined Keith Creveling as a portfolio manager for NT International Growth. Prior to joining us, Tedder was a managing director, head of international equities, and portfolio manager for Deutsche
Asset Management Ltd. from 1994 to 2005.

TELECOM, TECH LIFTED RETURNS

Our telecommunication services position made the largest contribution to relative performance, due to effective security selection in the wireless industry. The portfolio benefited most from our overweight position in Telenor, a Norwegian phone company with global reach.

Two other companies in the telecom sector -- America Movil, which provides mobile phone service in Latin America, and China Mobile Ltd. -- were also among the top-10 contributors to relative performance. Both are portfolio-only positions, meaning they are not in the index. They serve as examples of our research and analysis leading to opportunities beyond the benchmark.

In the technology sector, NT International Growth's portfolio-only position in
Taiwan's Hon Hai Precision Industry Co. was also among the 10 securities providing the most excess performance. Hon Hai, the world's biggest contract electronics maker, had record profit of $454 million in the third quarter on strong demand for iPod music players and other electronic products.

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Roche Holding AG                            1.8%                  2.7%
--------------------------------------------------------------------------------
ORIX Corp.                                  1.7%                  1.9%
--------------------------------------------------------------------------------
AXA SA                                      1.5%                  1.2%
--------------------------------------------------------------------------------
Groupe Danone                               1.5%                  1.2%
--------------------------------------------------------------------------------
Total SA                                    1.4%                  1.9%
--------------------------------------------------------------------------------
Toyota Motor Corp.                          1.4%                  1.9%
--------------------------------------------------------------------------------
Novartis AG                                 1.4%                  1.6%
--------------------------------------------------------------------------------
Tesco plc                                   1.4%                    --
--------------------------------------------------------------------------------
Reckitt Benckiser plc                       1.4%                  1.5%
--------------------------------------------------------------------------------
Societe Generale                            1.3%                  1.4%
--------------------------------------------------------------------------------
* Total returns for periods less than one year are not annualized.

**American Century Investment Services, Inc., has entered into an agreement with the LAF for rights to use the LIVESTRONG name. LIVESTRONG is a trademark of the LAF. For more information about the foundation, visit www.livestrong.org.

(continued)

------
4

NT International Growth - Portfolio Commentary

SOME SETBACKS

The portfolio's underweight position in the utilities sector, particularly among electric utilities, slowed relative performance most during the quarter. We lacked exposure to several companies whose share price increased on merger and acquisition activity. Financials also underperformed, and included the security that detracted most from relative performance, Japan's Orix Corp., an integrated financial services company. Orix declined partly due to con-cern over loan demand and the strength of the economic recovery in Japan. That issue affected other holdings in Japan. Of the 10 companies that detracted most from relative performance, eight were from Japan.

OPPORTUNITIES IN EMERGING MARKETS

While NT International Growth invests primarily in large companies in developed countries, we have found opportunity in emerging markets among several companies that fulfill our criteria for sustainable revenue and earnings. They include
China Mobile and China Merchants Bank, India's Reliance Communications, and CEZ
AS, a power producer in the Czech Republic. Each of these securities contributed to absolute and relative returns.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

After the reporting period, portfolio manager Alex Tedder said, "The recent performance of the international equity markets has been remarkable, and we believe the economic, political, and demographic changes under way around the world will continue to create opportunity for investors. But we have to be prepared for changes in the investment environment and economic climate, and that's why we believe it's critically important to invest in companies based on strong fundamentals and their ability to produce sustainable revenue and earnings growth, regardless of market conditions."

As of November 30, 2006, we continued to see opportunities in the industrials sector, reflected in our overweight position in electrical equipment companies that are benefiting from increased capital spending by companies worldwide.

INVESTMENTS BY COUNTRY
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
United Kingdom                             16.2%                 11.4%
--------------------------------------------------------------------------------
Japan                                      14.6%                 25.0%
--------------------------------------------------------------------------------
Switzerland                                11.6%                  9.7%
--------------------------------------------------------------------------------
France                                      8.8%                 14.2%
--------------------------------------------------------------------------------
Germany                                     5.0%                  8.4%
--------------------------------------------------------------------------------
Australia                                   3.7%                  3.6%
--------------------------------------------------------------------------------
Italy                                       3.3%                  4.2%
--------------------------------------------------------------------------------
Netherlands                                 3.3%                  2.9%
--------------------------------------------------------------------------------
Spain                                       2.9%                  1.6%
--------------------------------------------------------------------------------
Greece                                      2.3%                  3.1%
--------------------------------------------------------------------------------
India                                       2.2%                    --
--------------------------------------------------------------------------------
Norway                                      2.1%                  2.8%
--------------------------------------------------------------------------------
Finland                                     2.0%                    --
--------------------------------------------------------------------------------
Other Countries                            15.5%                 12.5%
--------------------------------------------------------------------------------
Cash and Equivalents(1)                     6.5%                  0.6%
--------------------------------------------------------------------------------
(1) Includes temporary cash investments and other assets and liabilities

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Foreign Common Stocks                      93.5%                 99.4%
--------------------------------------------------------------------------------
Temporary Cash Investments                  1.9%                  1.3%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                             4.6%                (0.7)%
--------------------------------------------------------------------------------

------
5

NT International Growth - Schedule of Investments

NOVEMBER 30, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.5%
--------------------------------------------------------------------------------
AUSTRALIA - 3.7%
--------------------------------------------------------------------------------
   25,131    BHP Billiton Ltd.                                    $    520,330
--------------------------------------------------------------------------------
    3,900    CSL Ltd.                                                  182,553
--------------------------------------------------------------------------------
   11,658    National Australia Bank Ltd.                              360,544
--------------------------------------------------------------------------------
   15,000    QBE Insurance Group Ltd.                                  306,544
--------------------------------------------------------------------------------
    5,546    Rio Tinto Ltd.                                            324,828
--------------------------------------------------------------------------------
                                                                     1,694,799
--------------------------------------------------------------------------------
AUSTRIA - 0.9%
--------------------------------------------------------------------------------
    5,735    Erste Bank der
             Oesterreichischen Sparkassen AG                           417,967
--------------------------------------------------------------------------------
BELGIUM - 0.7%
--------------------------------------------------------------------------------
    2,855    KBC Groupe                                                321,319
--------------------------------------------------------------------------------
BRAZIL - 1.1%
--------------------------------------------------------------------------------
    5,100    Petroleo Brasileiro SA ADR                                480,165
--------------------------------------------------------------------------------
CZECH REPUBLIC - 0.9%
--------------------------------------------------------------------------------
    9,700    CEZ AS(1)                                                 432,164
--------------------------------------------------------------------------------
DENMARK - 0.4%
--------------------------------------------------------------------------------
    3,900    Vestas Wind Systems AS(1)                                 150,587
--------------------------------------------------------------------------------
FINLAND - 2.0%
--------------------------------------------------------------------------------
   12,200    Fortum Oyj                                                356,721
--------------------------------------------------------------------------------
    6,400    Kone Oyj                                                  327,545
--------------------------------------------------------------------------------
    5,300    Metso Oyj                                                 244,215
--------------------------------------------------------------------------------
                                                                       928,481
--------------------------------------------------------------------------------
FRANCE - 8.8%
--------------------------------------------------------------------------------
    5,421    Accor SA                                                  394,292
--------------------------------------------------------------------------------
   18,831    AXA SA                                                    713,520
--------------------------------------------------------------------------------
    2,041    Essilor International SA Cie
             Generale D'Optique                                        219,296
--------------------------------------------------------------------------------
    4,541    Groupe Danone                                             699,076
--------------------------------------------------------------------------------
    2,267    PPR SA                                                    345,996
--------------------------------------------------------------------------------
    3,478    Societe Generale                                          582,890
--------------------------------------------------------------------------------
    9,424    Total SA                                                  668,592
--------------------------------------------------------------------------------
    6,962    Veolia Environnement                                      461,088
--------------------------------------------------------------------------------
                                                                     4,084,750
--------------------------------------------------------------------------------
GERMANY - 5.0%
--------------------------------------------------------------------------------
    1,670    Deutsche Boerse AG                                        279,660
--------------------------------------------------------------------------------
    3,890    Fresenius Medical Care AG                                 522,221
--------------------------------------------------------------------------------
    3,500    Hochtief AG                                               234,956
--------------------------------------------------------------------------------
    3,733    Hypo Real Estate Holding AG                               217,313
--------------------------------------------------------------------------------
    4,300    Linde AG                                                  423,789
--------------------------------------------------------------------------------
    1,242    MAN AG                                                    118,457
--------------------------------------------------------------------------------
    1,189    SAP AG                                                    248,668
--------------------------------------------------------------------------------
    3,000    Siemens AG                                                285,651
--------------------------------------------------------------------------------
                                                                     2,330,715
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
GREECE - 2.3%
--------------------------------------------------------------------------------
   19,800    Hellenic Telecommunications
             Organization SA(1)                                   $    575,531
--------------------------------------------------------------------------------
   11,200    National Bank of Greece SA                                513,703
--------------------------------------------------------------------------------
                                                                     1,089,234
--------------------------------------------------------------------------------
HONG KONG - 1.9%
--------------------------------------------------------------------------------
   41,000    China Mobile Ltd.                                         344,704
--------------------------------------------------------------------------------
   28,000    Esprit Holdings Ltd.                                      290,300
--------------------------------------------------------------------------------
   92,000    Li & Fung Ltd.                                            267,289
--------------------------------------------------------------------------------
                                                                       902,293
--------------------------------------------------------------------------------
INDIA - 2.2%
--------------------------------------------------------------------------------
    7,200    Infosys Technologies Ltd.                                 352,001
--------------------------------------------------------------------------------
   37,600    Reliance Communication
             Ventures Ltd.(1)                                          361,710
--------------------------------------------------------------------------------
   11,900    Tata Consultancy Services Ltd.                            318,005
--------------------------------------------------------------------------------
                                                                     1,031,716
--------------------------------------------------------------------------------
IRELAND - 1.7%
--------------------------------------------------------------------------------
   17,393    Anglo Irish Bank Corp. plc                                330,669
--------------------------------------------------------------------------------
    6,046    Ryanair Holdings plc ADR(1)                               463,066
--------------------------------------------------------------------------------
                                                                       793,735
--------------------------------------------------------------------------------
ITALY - 3.3%
--------------------------------------------------------------------------------
   18,435    Banco Popolare di
             Verona e Novara Scrl                                      518,269
--------------------------------------------------------------------------------
    9,211    ENI SpA                                                   301,663
--------------------------------------------------------------------------------
    2,300    Fastweb                                                   119,448
--------------------------------------------------------------------------------
    9,932    Luxottica Group SpA                                       301,328
--------------------------------------------------------------------------------
   12,162    Saipem SpA                                                306,466
--------------------------------------------------------------------------------
                                                                     1,547,174
--------------------------------------------------------------------------------
JAPAN - 14.6%
--------------------------------------------------------------------------------
    3,800    Astellas Pharma Inc.                                      166,109
--------------------------------------------------------------------------------
   46,000    Bank of Yokohama Ltd. (The)                               352,486
--------------------------------------------------------------------------------
    6,600    Canon, Inc.                                               348,944
--------------------------------------------------------------------------------
   13,000    Daiei Inc. (The)(1)                                       229,666
--------------------------------------------------------------------------------
    1,900    Fanuc Ltd.                                                173,167
--------------------------------------------------------------------------------
    4,200    Hoya Corp.                                                165,453
--------------------------------------------------------------------------------
   14,500    JTEKT Corp.                                               293,119
--------------------------------------------------------------------------------
   10,600    Konami Corp.                                              304,937
--------------------------------------------------------------------------------
    4,000    Leopalace21 Corp.                                         134,422
--------------------------------------------------------------------------------
   20,000    Matsushita Electric Works, Ltd.                           224,785
--------------------------------------------------------------------------------
   49,000    Mitsubishi Electric Corp.                                 445,743
--------------------------------------------------------------------------------
       32    Mitsubishi UFJ Financial Group, Inc.                      409,140
--------------------------------------------------------------------------------
    3,000    Murata Manufacturing Co. Ltd.                             204,743
--------------------------------------------------------------------------------
    1,000    Nintendo Co., Ltd.                                        238,435
--------------------------------------------------------------------------------
    2,800    ORIX Corp.                                                766,792
--------------------------------------------------------------------------------
   36,000    Sekisui Chemical Co. Ltd.                                 304,160
--------------------------------------------------------------------------------
    6,800    Shin-Etsu Chemical Co., Ltd.                              449,397
--------------------------------------------------------------------------------
   13,000    Sumitomo Realty &
             Development Co. Ltd.                                      414,410
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
6

NT International Growth - Schedule of Investments

NOVEMBER 30, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
   22,000    Tokyo Tatemono Co. Ltd.                             $     236,430
--------------------------------------------------------------------------------
   10,900    Toyota Motor Corp.                                        661,033
--------------------------------------------------------------------------------
    2,700    Yamada Denki Co. Ltd.                                     255,877
--------------------------------------------------------------------------------
                                                                     6,779,248
-------------------------------------------------------------------------------
MEXICO - 1.1%
--------------------------------------------------------------------------------
   11,248    America Movil SAB
             de CV Series L ADR                                        500,199
--------------------------------------------------------------------------------
NETHERLANDS - 3.3%
--------------------------------------------------------------------------------
    9,600    ASML Holding N.V.(1)                                      238,600
--------------------------------------------------------------------------------
   13,194    ING Groep N.V. CVA                                        562,683
--------------------------------------------------------------------------------
    6,800    Koninklijke Philips Electronics N.V.                      253,062
--------------------------------------------------------------------------------
    9,547    Royal Numico N.V.                                         492,400
--------------------------------------------------------------------------------
                                                                     1,546,745
--------------------------------------------------------------------------------
NORWAY - 2.1%
--------------------------------------------------------------------------------
    2,698    Aker Kvaerner ASA                                         308,518
--------------------------------------------------------------------------------
    8,500    Statoil ASA                                               236,092
--------------------------------------------------------------------------------
   24,863    Telenor ASA                                               427,071
--------------------------------------------------------------------------------
                                                                       971,681
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA - 0.8%
--------------------------------------------------------------------------------
  185,500    China Merchants
             Bank Co. Ltd. Cl H(1)                                     356,270
--------------------------------------------------------------------------------
SINGAPORE - 1.4%
--------------------------------------------------------------------------------
   28,000    Keppel Corp. Ltd.                                         316,333
--------------------------------------------------------------------------------
   26,000    United Overseas Bank Ltd.                                 313,995
--------------------------------------------------------------------------------
                                                                       630,328
--------------------------------------------------------------------------------
SOUTH KOREA - 1.4%
--------------------------------------------------------------------------------
    2,900    Hyundai Motor Company                                     219,598
--------------------------------------------------------------------------------
      600    Samsung Electronics                                       411,746
--------------------------------------------------------------------------------
                                                                       631,344
--------------------------------------------------------------------------------
SPAIN - 2.9%
--------------------------------------------------------------------------------
   23,150    Cintra Concesiones de
             Infraestructuras de Transporte SA                         387,366
--------------------------------------------------------------------------------
    9,301    Inditex SA                                                471,579
--------------------------------------------------------------------------------
   24,200    Telefonica SA                                             490,218
--------------------------------------------------------------------------------
                                                                     1,349,163
--------------------------------------------------------------------------------
SWEDEN - 1.5%
--------------------------------------------------------------------------------
    8,100    Swedbank AB A Shares                                      284,009
--------------------------------------------------------------------------------
   99,700    Telefonaktiebolaget LM Ericsson Cl B                      385,991
--------------------------------------------------------------------------------
                                                                       670,000
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
SWITZERLAND - 11.6%
--------------------------------------------------------------------------------
   29,715    ABB Ltd.                                             $    479,934
--------------------------------------------------------------------------------
    8,461    Adecco SA                                                 560,748
--------------------------------------------------------------------------------
    8,931    Compagnie Financiere
             Richemont AG Cl A                                         481,195
--------------------------------------------------------------------------------
    8,300    Credit Suisse Group                                       549,038
--------------------------------------------------------------------------------
    5,300    Holcim Ltd.                                               475,564
--------------------------------------------------------------------------------
    2,100    Julius Baer Holding AG                                    223,488
--------------------------------------------------------------------------------
      600    Nestle SA                                                 211,844
--------------------------------------------------------------------------------
   11,065    Novartis AG                                               645,124
--------------------------------------------------------------------------------
    4,666    Roche Holding AG                                          843,195
--------------------------------------------------------------------------------
    2,500    Syngenta AG                                               439,881
--------------------------------------------------------------------------------
    8,058    UBS AG                                                    484,603
--------------------------------------------------------------------------------
                                                                     5,394,614
--------------------------------------------------------------------------------
TAIWAN (REPUBLIC OF CHINA) - 1.7%
--------------------------------------------------------------------------------
  133,000    Acer Inc.                                                 286,923
--------------------------------------------------------------------------------
   69,000    Hon Hai Precision Industry Co., Ltd.                      502,225
--------------------------------------------------------------------------------
                                                                       789,148
--------------------------------------------------------------------------------
UNITED KINGDOM - 16.2%
--------------------------------------------------------------------------------
   23,957    Amvescap plc                                              259,034
--------------------------------------------------------------------------------
   40,051    Barclays plc                                              535,800
--------------------------------------------------------------------------------
   32,131    BG Group plc                                              432,374
--------------------------------------------------------------------------------
   20,359    BP plc                                                    229,736
--------------------------------------------------------------------------------
   40,400    BT Group plc                                              225,758
--------------------------------------------------------------------------------
   42,910    Burberry Group plc                                        507,828
--------------------------------------------------------------------------------
   41,978    Capita Group plc                                          473,278
--------------------------------------------------------------------------------
   56,045    Carphone Warehouse Group plc                              298,034
--------------------------------------------------------------------------------
    9,500    Experian Group Ltd.                                       109,077
--------------------------------------------------------------------------------
   14,572    GlaxoSmithKline plc                                       387,022
--------------------------------------------------------------------------------
   46,800    International Power plc                                   312,124
--------------------------------------------------------------------------------
   50,616    Man Group plc                                             471,658
--------------------------------------------------------------------------------
   34,605    Marks & Spencer Group plc                                 464,645
--------------------------------------------------------------------------------
   11,000    Pearson plc                                               162,295
--------------------------------------------------------------------------------
   21,300    Prudential plc                                            276,576
--------------------------------------------------------------------------------
   14,307    Reckitt Benckiser plc                                     636,213
--------------------------------------------------------------------------------
   22,800    Reuters Group plc                                         202,822
--------------------------------------------------------------------------------
    9,151    Royal Bank of Scotland Group plc                          331,375
--------------------------------------------------------------------------------
   16,600    SABMiller plc                                             346,899
--------------------------------------------------------------------------------
    7,600    Standard Chartered plc                                    217,987
--------------------------------------------------------------------------------
   83,000    Tesco plc                                                 638,401
--------------------------------------------------------------------------------
                                                                     7,518,936
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $39,346,748)                                                  43,342,775
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

-------
7

NT International Growth - Schedule of Investments

NOVEMBER 30, 2006
                                                                     Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 1.9%
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch & Co., Inc.,
(collateralized by various U.S. Treasury obligations,
4.25% - 5.01%, 12/28/06 - 1/15/11, valued at $918,339),
in a joint trading account at 5.24%, dated 11/30/06,
due 12/1/06 (Delivery value $900,131)
(Cost $900,000)                                                   $    900,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 95.4%
(Cost $40,246,748)                                                  44,242,775
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 4.6%                                  2,136,858
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $46,379,633
================================================================================
MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
 (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                               25.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                   13.2%
--------------------------------------------------------------------------------
Industrials                                                              11.4%
--------------------------------------------------------------------------------
Information Technology                                                    8.6%
--------------------------------------------------------------------------------
Telecommunication Services                                                6.6%
--------------------------------------------------------------------------------
Consumer Staples                                                          6.5%
--------------------------------------------------------------------------------
Health Care                                                               6.4%
--------------------------------------------------------------------------------
Energy                                                                    6.4%
--------------------------------------------------------------------------------
Materials                                                                 5.7%
--------------------------------------------------------------------------------
Utilities                                                                 3.4%
--------------------------------------------------------------------------------
Cash and Equivalents(+)                                                   6.5%
--------------------------------------------------------------------------------
(+)Includes temporary cash investments and other assets and liabilities.

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
(1) Non-income producing.

See Notes to Financial Statements.

-------
8

NT Emerging Markets - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                           SINCE INCEPTION(1)   INCEPTION DATE
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                             10.10%              5/12/06
--------------------------------------------------------------------------------
MSCI EM INDEX                                    3.56%                --
--------------------------------------------------------------------------------
(1) Total returns for periods less than one year are not annualized.

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made May 12, 2006

QUARTERLY RETURNS OVER LIFE OF CLASS
--------------------------------------------------------------------------------
                                         5/31/06*        8/31/06     11/30/06
--------------------------------------------------------------------------------
Institutional Class                      -8.50%           4.26%       15.41%
--------------------------------------------------------------------------------
MSCI EM Index                           -12.20%           3.91%       13.50%
--------------------------------------------------------------------------------
*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
9

NT Emerging Markets - Portfolio Commentary

PORTFOLIO MANAGERS: MICHAEL DONNELLY AND PATRICIA RIBEIRO

PERFORMANCE SUMMARY

NT Emerging Markets gained 10.10%* from its May 12, 2006, inception through
November 30, 2006. Its benchmark, the MSCI EM Index, advanced 3.56%.

This portfolio is one of nine new NT tracker funds available exclusively in
LIVESTRONG Portfolios from American Century Investments. NT is an acronym for
"No Tobacco." American Century Investments introduced LIVESTRONG Portfolios on
May 12, 2006, as part of a strategic collaboration with Lance Armstrong and the
Lance Armstrong Foundation (LAF).**

The global stock gains discussed in the Market Perspective on page 2 help explain the fund's positive absolute performance. Favorable stock selection generated NT Emerging Markets' outperformance compared with the benchmark.

RUSSIA: THE TOP CONTRIBUTING COUNTRY

Investments in Russia delivered the best absolute performance during the reporting period. Effective stock selection also made this region the best contributor versus the benchmark and yielded a top-contributing stock in X5
Retail Group N.V. GDR (up 42% in U.S. dollar terms for the period). The company reported that it recorded record sales growth in 2005. Comstar United
Telesystems was another noteworthy name. The Russian telecom firm reported that its second-quarter profit nearly tripled.

CHINA ADDED VALUE

Our holdings in China significantly bolstered results on an absolute and a relative basis. One standout was Nine Dragons Paper (up 97%), the largest maker of containerboard for the cardboard boxes used to export China's products. The stock rose following announcements that the firm plans to build a new pulp-making plant to make containerboard, some of which it will sell to rival paper makers.

OPPORTUNITY IN HONG KONG

We also found opportunity in Hong Kong, where our search for companies demonstrating earnings growth led us to China Mobile Ltd., the period's top-contributing stock. We were rewarded for taking an overweight position in
China Mobile, the world's largest mobile phone service provider, which had 449 million subscribers by the end of October, reflecting a gain of 55 million subscribers in the first 10 months of 2006. Elsewhere,

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Vanguard Emerging
Markets ETF                                 4.5%                    --
--------------------------------------------------------------------------------
iShares MSCI Emerging
Markets Index Fund                          4.4%                    --
--------------------------------------------------------------------------------
OAO Gazprom ADR                             1.8%                  2.8%
--------------------------------------------------------------------------------
Unified Energy System                       1.8%                    --
--------------------------------------------------------------------------------
X5 Retail Group N.V. GDR                    1.6%                    --
--------------------------------------------------------------------------------
Sappi Ltd.                                  1.4%                  1.3%
--------------------------------------------------------------------------------
PT Bank Niaga Tbk                           1.3%                  0.7%
--------------------------------------------------------------------------------
Parkson Retail Group Ltd.                   1.3%                  1.1%
--------------------------------------------------------------------------------
Comstar United
Telesystems GDR                             1.3%                    --
--------------------------------------------------------------------------------
Centros Comerciales
Sudamericanos SA                            1.3%                  1.7%
--------------------------------------------------------------------------------
* Total returns for periods less than one year are not annualized.

**American Century Investment Services, Inc., has entered into an agreement with the LAF for rights to use the LIVESTRONG name. LIVESTRONG is a trademark of the LAF. For more information about the foundation, visit
  www.livestrong.org.

(continued)

------
10

NT Emerging Markets - Portfolio Commentary

Parkson Retail (up 59%), a non-benchmark holding, ranked among the top-contributing stocks.

MINOR SETBACKS

Israel was the only nation to detract (modestly) from absolute performance on a country basis. One disappointment from this region was Teva Pharmaceuticals, the world's biggest generic drug maker, which saw its shares fall in May and June over concern about increased competition and reduced prices for generic drugs.
The firm also encountered challenges to its right to six-month exclusive sales of its version of the popular Zocor cholesterol drug produced by Merck & Co.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

Senior portfolio manager Michael Donnelly noted after the reporting period, "The
MSCI EM Index gained over 200% cumulatively from December 31, 2002 to November
30, 2006, a powerful performance run triggered by generally strong macroeconomic conditions in the developing world. These emerging market conditions and related equity performance can't last indefinitely, but we believe our process can help us identify investment opportunities even when broad market conditions become less favorable."

As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the portfolio from the ground up, one stock at a time. In our search for companies demonstrating earnings acceleration, we will structure exposure to stocks and market segments as warranted based on the strength of individual companies.

As of November 30, 2006, our process had led us to companies in China,
Indonesia, and Brazil, where we continued to see opportunities, as reflected in our overweight positions in those countries compared with the fund's benchmark.
Alternately, opportunities in Russia and South Korea were tougher to find;
consequently, we maintained underweight positions in those regions.

INVESTMENTS BY COUNTRY
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Brazil                                     10.1%                 10.5%
--------------------------------------------------------------------------------
South Korea                                 9.8%                 13.1%
--------------------------------------------------------------------------------
Taiwan
(Republic of China)                         9.4%                 12.1%
--------------------------------------------------------------------------------
Multi-National                              8.9%                    --
--------------------------------------------------------------------------------
Russian Federation                          8.4%                  6.3%
--------------------------------------------------------------------------------
Mexico                                      5.8%                  3.6%
--------------------------------------------------------------------------------
People's
Republic of China                           5.2%                  9.0%
--------------------------------------------------------------------------------
Hong Kong                                   5.0%                  4.9%
--------------------------------------------------------------------------------
South Africa                                3.8%                  5.5%
--------------------------------------------------------------------------------
Chile                                       3.8%                  3.4%
--------------------------------------------------------------------------------
Other Countries                            19.3%                 24.4%
--------------------------------------------------------------------------------
Cash and Equivalents(1)                    10.5%                  7.2%
--------------------------------------------------------------------------------
(1) Includes temporary cash investments and other assets and liabilities.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Foreign Common Stocks                      87.1%                 89.0%
--------------------------------------------------------------------------------
Foreign Preferred Stocks                    2.4%                  2.6%
--------------------------------------------------------------------------------
Domestic Common Stocks                        --                  1.2%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                      89.5%                 92.8%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                 1.5%                  6.2%
--------------------------------------------------------------------------------
Other Assets and
Liabilities                                 9.0%                  1.0%
--------------------------------------------------------------------------------

------
11

NT Emerging Markets - Schedule of Investments

NOVEMBER 30, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 87.1%
--------------------------------------------------------------------------------
ARGENTINA - 0.5%
--------------------------------------------------------------------------------
    3,882    Banco Macro Bansud SA ADR                             $    108,812
--------------------------------------------------------------------------------
AUSTRIA - 0.5%
--------------------------------------------------------------------------------
      800    Raiffeisen International
             Bank Holding AG                                             94,117
--------------------------------------------------------------------------------
BRAZIL - 7.7%
--------------------------------------------------------------------------------
   14,000    ALL - America Latina Logistica SA                          124,006
--------------------------------------------------------------------------------
    6,100    American Banknote SA                                        47,993
--------------------------------------------------------------------------------
   12,200    Equatorial Energia SA(1)                                    98,469
--------------------------------------------------------------------------------
    9,700    Gafisa SA(1)                                               141,327
--------------------------------------------------------------------------------
   18,500    Lojas Renner SA                                            242,417
--------------------------------------------------------------------------------
   10,000    Lupatech SA(1)                                             125,069
--------------------------------------------------------------------------------
   10,651    Medial Saude SA(1)                                         113,259
--------------------------------------------------------------------------------
    2,182    Petroleo Brasileiro SA ADR                                 205,435
--------------------------------------------------------------------------------
   17,982    Santos-Brasil SA(1)                                        195,457
--------------------------------------------------------------------------------
    6,100    Totvs SA(1)                                                142,456
--------------------------------------------------------------------------------
   12,400    Tractebel Energia SA                                        93,660
--------------------------------------------------------------------------------
                                                                      1,529,548
--------------------------------------------------------------------------------
CHILE - 3.8%
--------------------------------------------------------------------------------
   85,200    Centros Comerciales
             Sudamericanos SA                                           257,422
--------------------------------------------------------------------------------
   26,100    Compania Cervecerias Unidas SA                             152,756
--------------------------------------------------------------------------------
   48,400    La Polar SA                                                228,632
--------------------------------------------------------------------------------
  100,800    Ripley Corp. SA(1)                                         114,716
--------------------------------------------------------------------------------
                                                                        753,526
--------------------------------------------------------------------------------
CZECH REPUBLIC - 0.8%
--------------------------------------------------------------------------------
    1,000    Komercni Banka AS                                          149,253
--------------------------------------------------------------------------------
EGYPT - 0.9%
--------------------------------------------------------------------------------
   25,600    Egyptian Financial Group --
             Hermes Holding SAE(1)                                      182,662
--------------------------------------------------------------------------------
FINLAND - 1.2%
--------------------------------------------------------------------------------
   11,878    Nokian Renkaat Oyj                                         245,963
--------------------------------------------------------------------------------
GERMANY - 1.0%
--------------------------------------------------------------------------------
    7,762    CAT Oil AG(1)                                              190,244
--------------------------------------------------------------------------------
HONG KONG - 5.0%
--------------------------------------------------------------------------------
  124,000    AAC Acoustic
             Technology Holdings Inc.(1)                                133,902
--------------------------------------------------------------------------------
    2,292    China Mobile Ltd. ADR                                       96,722
--------------------------------------------------------------------------------
  166,000    China Yurun Food Group Ltd.                                153,647
--------------------------------------------------------------------------------
   44,000    FU JI Food and Catering
             Services Holdings Ltd.                                     101,815
--------------------------------------------------------------------------------
   52,500    Parkson Retail Group Ltd.                                  266,587
--------------------------------------------------------------------------------
   25,000    Vtech Holdings Ltd.                                        157,318
--------------------------------------------------------------------------------
  146,000    Xiwang Sugar Holdings Co. Ltd.                              81,269
--------------------------------------------------------------------------------
                                                                        991,260
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
INDIA - 1.8%
--------------------------------------------------------------------------------
    6,900    JSW Steel Ltd.                                         $    50,783
--------------------------------------------------------------------------------
    8,400    Tata Consultancy Services Ltd.                             224,474
--------------------------------------------------------------------------------
    2,324    WNS Holdings Ltd. ADR(1)                                    78,784
--------------------------------------------------------------------------------
                                                                        354,041
--------------------------------------------------------------------------------
INDONESIA - 3.7%
--------------------------------------------------------------------------------
   67,500    PT Astra Agro Lestari Tbk                                   78,437
--------------------------------------------------------------------------------
   46,000    PT Astra International Tbk                                  80,055
--------------------------------------------------------------------------------
  543,500    PT Bank Mandiri Tbk                                        164,562
--------------------------------------------------------------------------------
2,450,500    PT Bank Niaga Tbk                                          267,377
--------------------------------------------------------------------------------
  137,000    PT Telekomunikasi Indonesia Tbk                            147,987
--------------------------------------------------------------------------------
                                                                        738,418
--------------------------------------------------------------------------------
ISRAEL - 0.7%
--------------------------------------------------------------------------------
    4,521    Teva Pharmaceutical
             Industries Ltd. ADR                                        144,944
--------------------------------------------------------------------------------
KAZAKHSTAN - 1.1%
--------------------------------------------------------------------------------
    2,475    Kazakhmys plc                                               56,538
--------------------------------------------------------------------------------
    8,369    KazMunaiGas Exploration
             Production GDR(1)                                          156,082
--------------------------------------------------------------------------------
                                                                        212,620
--------------------------------------------------------------------------------
LUXEMBOURG - 0.8%
--------------------------------------------------------------------------------
    6,876    Ternium SA ADR(1)                                          163,718
--------------------------------------------------------------------------------
MALAYSIA - 1.2%
--------------------------------------------------------------------------------
  204,000    AirAsia Bhd(1)                                              86,269
--------------------------------------------------------------------------------
   38,000    Kuala Lumpur Kepong Bhd                                    142,841
--------------------------------------------------------------------------------
                                                                        229,110
--------------------------------------------------------------------------------
MEXICO - 5.8%
--------------------------------------------------------------------------------
   65,187    Axtel SA de CV(1)                                          159,177
--------------------------------------------------------------------------------
   28,448    Corporacion GEO SA
             de CV Series B(1)                                          123,250
--------------------------------------------------------------------------------
   37,902    Corporacion Moctezuma, SA de CV                             97,731
--------------------------------------------------------------------------------
   31,000    GRUMA SA de CV Cl B                                        105,920
--------------------------------------------------------------------------------
    6,246    Grupo Aeroportuario del
             Pacifico SA de CV ADR                                      246,654
--------------------------------------------------------------------------------
   37,500    Grupo Financiero
             Banorte SA de CV                                           139,746
--------------------------------------------------------------------------------
   32,600    Organizacion Soriana
             SA de CV Cl B                                              205,843
--------------------------------------------------------------------------------
   20,675    Urbi Desarrollos Urbanos
             SA de CV(1)                                                 65,179
--------------------------------------------------------------------------------
                                                                      1,143,500
--------------------------------------------------------------------------------
MULTI-NATIONAL - 8.9%
--------------------------------------------------------------------------------
    8,000    iShares MSCI Emerging
             Markets Index Fund                                         878,400
--------------------------------------------------------------------------------
   11,800    Vanguard Emerging Markets ETF                              893,850
--------------------------------------------------------------------------------
                                                                      1,772,250
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
12

NT Emerging Markets - Schedule of Investments

NOVEMBER 30, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA - 5.2%
--------------------------------------------------------------------------------
  278,000    Air China Ltd.                                        $    141,522
--------------------------------------------------------------------------------
  210,000    China Petroleum &
             Chemical Corp. Cl H                                        166,027
--------------------------------------------------------------------------------
  348,000    Dongfeng Motor
             Group Co. Ltd. Cl H(1)                                     155,236
--------------------------------------------------------------------------------
  174,000    Golden Eagle Retail Group Ltd.                             127,052
--------------------------------------------------------------------------------
   58,000    Nine Dragons Paper Holdings Ltd.                           103,938
--------------------------------------------------------------------------------
  190,000    PetroChina Co. Ltd. Cl H                                   241,810
--------------------------------------------------------------------------------
  104,000    Wumart Stores Inc. Cl H                                     91,983
--------------------------------------------------------------------------------
                                                                      1,027,568
--------------------------------------------------------------------------------
PERU - 0.2%
--------------------------------------------------------------------------------
      919    Credicorp Ltd.                                              36,714
--------------------------------------------------------------------------------
PHILIPPINES - 1.8%
--------------------------------------------------------------------------------
    5,200    Philippine Long Distance
             Telephone Co. ADR                                          255,372
--------------------------------------------------------------------------------
  315,200    Robinsons Land Corp.                                       101,780
--------------------------------------------------------------------------------
                                                                        357,152
--------------------------------------------------------------------------------
POLAND - 0.6%
--------------------------------------------------------------------------------
    8,420    Globe Trade Centre SA(1)                                   119,534
--------------------------------------------------------------------------------
RUSSIAN FEDERATION - 8.4%
--------------------------------------------------------------------------------
   35,338    Comstar United Telesystems GDR                             262,915
--------------------------------------------------------------------------------
    7,800    OAO Gazprom ADR                                            364,260
--------------------------------------------------------------------------------
    1,336    OAO NovaTek GDR                                             86,172
--------------------------------------------------------------------------------
    6,773    OAO TMK GDR(1)                                             199,804
--------------------------------------------------------------------------------
    7,585    Sistema Hals GDR(1)                                         93,144
--------------------------------------------------------------------------------
  367,454    Unified Energy System                                      349,081
--------------------------------------------------------------------------------
   12,169    X5 Retail Group N.V. GDR(1)                                316,395
--------------------------------------------------------------------------------
                                                                      1,671,771
--------------------------------------------------------------------------------
SINGAPORE - 0.2%
--------------------------------------------------------------------------------
   73,000    Beauty China Holdings Ltd.                                  42,895
--------------------------------------------------------------------------------
SOUTH AFRICA - 3.8%
--------------------------------------------------------------------------------
    4,582    Barloworld Ltd.                                             94,425
--------------------------------------------------------------------------------
    5,766    Exxaro Resources Ltd.                                       44,509
--------------------------------------------------------------------------------
    5,766    Kumba Iron Ore Ltd.(1)                                      92,248
--------------------------------------------------------------------------------
   18,200    Murray & Roberts Holdings Ltd.                              99,169
--------------------------------------------------------------------------------
    2,755    Pretoria Portland Cement Co. Ltd.                          145,685
--------------------------------------------------------------------------------
   17,702    Sappi Ltd.                                                 285,705
--------------------------------------------------------------------------------
                                                                        761,741
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
SOUTH KOREA - 9.8%
--------------------------------------------------------------------------------
      330    Amorepacific Corp.(1)                                 $    179,251
--------------------------------------------------------------------------------
      800    CJ Corp.                                                    91,642
--------------------------------------------------------------------------------
    6,730    GS Holdings Corp.                                          221,872
--------------------------------------------------------------------------------
    6,500    Halla Climate Control                                       82,500
--------------------------------------------------------------------------------
      700    KCC Corp.                                                  222,491
--------------------------------------------------------------------------------
    9,300    LG Dacom Corp.                                             214,069
--------------------------------------------------------------------------------
   12,000    LIG Non-Life Insurance Co., Ltd.                           186,513
--------------------------------------------------------------------------------
      800    POSCO                                                      251,264
--------------------------------------------------------------------------------
    4,920    Shinhan Financial Group Co., Ltd.                          239,465
--------------------------------------------------------------------------------
      400    Shinsegae Co. Ltd.                                         256,858
--------------------------------------------------------------------------------
                                                                      1,945,925
--------------------------------------------------------------------------------
SPAIN - 0.3%
--------------------------------------------------------------------------------
    1,322    Repsol YPF, SA                                              47,464
--------------------------------------------------------------------------------
TAIWAN (REPUBLIC OF CHINA) - 9.4%
--------------------------------------------------------------------------------
   77,000    Asia Cement Corp.                                           76,274
--------------------------------------------------------------------------------
   77,000    Asustek Computer Inc.                                      211,569
--------------------------------------------------------------------------------
  136,220    China Steel Corp.                                          138,094
--------------------------------------------------------------------------------
  117,600    Chinatrust Financial Holding Co.                           100,317
--------------------------------------------------------------------------------
  320,000    Chung Hwa Pulp Corp.                                       172,091
--------------------------------------------------------------------------------
   34,400    Hon Hai Precision
             Industry Co., Ltd.                                         250,384
--------------------------------------------------------------------------------
   45,000    Hung Poo Real Estate
             Development Corp.(1)                                        55,424
--------------------------------------------------------------------------------
  119,000    Realtek Semiconductor Corp.                                185,001
--------------------------------------------------------------------------------
  106,325    Shin Kong Financial Holding Co. Ltd.                       109,430
--------------------------------------------------------------------------------
  157,000    U-Ming Marine Transport Corp.(1)                           197,493
--------------------------------------------------------------------------------
   99,000    Wistron Corp.                                              126,217
--------------------------------------------------------------------------------
   85,772    Wistron NeWeb Corp.                                        252,901
--------------------------------------------------------------------------------
                                                                      1,875,195
--------------------------------------------------------------------------------
THAILAND - 1.4%
--------------------------------------------------------------------------------
  375,200    Krung Thai Bank Public Co. Ltd.                            144,247
--------------------------------------------------------------------------------
  168,600    Thoresen Thai Agencies
             Public Co. Ltd.(1)                                         132,691
--------------------------------------------------------------------------------
                                                                        276,938
--------------------------------------------------------------------------------
TURKEY - 0.6%
--------------------------------------------------------------------------------
   34,700    Turkiye Garanti Bankasi AS                                 114,951
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $15,031,996)                                                 $ 17,281,834
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
13

NT Emerging Markets - Schedule of Investments

NOVEMBER 30, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
PREFERRED STOCKS - 2.4%
--------------------------------------------------------------------------------
BRAZIL - 2.4%
--------------------------------------------------------------------------------
    3,780    Aracruz Celulose SA ADR                               $    230,050
--------------------------------------------------------------------------------
1,330,000    Companhia de Gas
             de Sao Paulo Cl A                                          200,540
--------------------------------------------------------------------------------
  800,000    Lojas Americanas SA                                         38,705
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost $418,778)                                                         469,295
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 1.5%
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch & Co., Inc.,
(collateralized by various U.S. Treasury obligations,
4.25% - 5.01%, 12/28/06 - 1/15/11, valued at
$306,113), in a joint trading account at 5.24%,
dated 11/30/06, due 12/1/06 (Delivery value $300,044)
(Cost $300,000)                                                         300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 91.0%
(Cost $15,750,774)                                                   18,051,129
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 9.0%                                   1,793,011
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                           $19,844,140
================================================================================
MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                                12.2%
--------------------------------------------------------------------------------
Consumer Staples                                                          10.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    10.1%
--------------------------------------------------------------------------------
Materials                                                                  9.6%
--------------------------------------------------------------------------------
Energy                                                                     9.5%
--------------------------------------------------------------------------------
Diversified                                                                8.9%
--------------------------------------------------------------------------------
Information Technology                                                     8.9%
--------------------------------------------------------------------------------
Industrials                                                                8.6%
--------------------------------------------------------------------------------
Telecommunication Services                                                 5.7%
--------------------------------------------------------------------------------
Utilities                                                                  3.8%
--------------------------------------------------------------------------------
Health Care                                                                1.3%
--------------------------------------------------------------------------------
Cash and Equivalents(+)                                                   10.5%
--------------------------------------------------------------------------------
(+)Includes temporary cash investments and other assets and liabilities.

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
ETF = Exchange Traded Funds
GDR = Global Depositary Receipt
(1) Non-income producing.

The aggregate value of fair valued securities as of November 30, 2006, was
$91,983, which represented 0.5% of total net assets.

See Notes to Financial Statements.

------
14

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
15

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      6/1/06 -        EXPENSE
                        6/1/06         11/30/06         11/30/06        RATIO*
--------------------------------------------------------------------------------
NT INTERNATIONAL GROWTH -- INSTITUTIONAL CLASS SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
 Actual                 $1,000         $1,107.10         $5.65           1.07%
--------------------------------------------------------------------------------
 Hypothetical           $1,000         $1,019.70         $5.42           1.07%
--------------------------------------------------------------------------------
NT EMERGING MARKETS -- INSTITUTIONAL CLASS SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
 Actual                 $1,000         $1,203.30         $8.84           1.60%
--------------------------------------------------------------------------------
 Hypothetical           $1,000         $1,017.05         $8.09           1.60%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
16

Statement of Assets and Liabilities

NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                                  NT INTERNATIONAL   NT EMERGING
                                                       GROWTH          MARKETS
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities -- at value (cost of
$40,246,748 and $15,750,774, respectively)          $44,242,775      $18,051,129
----------------------------------------------
Cash                                                     66,275        1,075,770
----------------------------------------------
Foreign currency holdings, at value (cost of
$144,326 and $258,161, respectively)                    144,404          258,280
----------------------------------------------
Receivable for investments sold                       2,216,035        1,457,353
----------------------------------------------
Dividends and interest receivable                        67,703           18,756
--------------------------------------------------------------------------------
                                                     46,737,192       20,861,288
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                       318,876          993,304
----------------------------------------------
Accrued management fees                                  38,683           23,844
--------------------------------------------------------------------------------
                                                        357,559        1,017,148
--------------------------------------------------------------------------------
NET ASSETS                                          $46,379,633      $19,844,140
================================================================================
INSTITUTIONAL CLASS CAPITAL
SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                          100,000,000      100,000,000
================================================================================
Outstanding                                           4,483,424        1,802,556
================================================================================

NET ASSET VALUE PER SHARE                                $10.34           $11.01
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)             $43,853,815      $17,537,705
----------------------------------------------
Undistributed net investment income                      96,508          121,733
----------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                   (1,559,008)        (107,096)
----------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                                 3,988,318        2,291,798
--------------------------------------------------------------------------------
                                                    $46,379,633      $19,844,140
================================================================================

See Notes to Financial Statements.

------
17

Statement of Operations

PERIOD ENDED NOVEMBER 30, 2006(1)
--------------------------------------------------------------------------------
                                                  NT INTERNATIONAL   NT EMERGING
                                                        GROWTH         MARKETS
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------
Dividends (net of foreign taxes withheld of
$29,255 and $21,641, respectively)                      $311,562        $240,962
----------------------------------------------
Interest                                                  23,053          23,584
--------------------------------------------------------------------------------
                                                         334,615         264,546
--------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------
Management fees                                          213,309         128,042
----------------------------------------------
Directors' fees and expenses                                 303             120
----------------------------------------------
Other expenses                                             2,195           1,654
--------------------------------------------------------------------------------
                                                         215,807         129,816
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                             118,808         134,730
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:
----------------------------------------------
Investment transactions (net of foreign
taxes withheld of $411 and $33, respectively)        (1,162,467)        (17,129)
----------------------------------------------
Foreign currency transactions (net of foreign
taxes withheld of $- and $261, respectively)           (418,841)       (102,964)
--------------------------------------------------------------------------------
                                                     (1,581,308)       (120,093)
--------------------------------------------------------------------------------
CHANGE IN NET UNREALIZED APPRECIATION ON:
----------------------------------------------
Investments (net of foreign taxes accrued
of $(20,305), and $(8,754), respectively)              3,075,487       2,222,310
----------------------------------------------
Translation of assets and liabilities in
foreign currencies                                       912,831          69,488
--------------------------------------------------------------------------------
                                                       3,988,318       2,291,798
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                2,407,010       2,171,705
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                             $2,525,818      $2,306,435
================================================================================
(1) May 12, 2006 (fund inception) through November 30, 2006.

See Notes to Financial Statements.

------
18

Statement of Changes in Net Assets

PERIOD ENDED NOVEMBER 30, 2006(1)
--------------------------------------------------------------------------------
                                                  NT INTERNATIONAL   NT EMERGING
INCREASE (DECREASE) IN NET ASSETS                      GROWTH          MARKETS
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                         $   118,808     $   134,730
----------------------------------------------
Net realized gain (loss)                             (1,581,308)       (120,093)
----------------------------------------------
Change in net unrealized
appreciation (depreciation)                            3,988,318       2,291,798
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                              2,525,818       2,306,435
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                             44,735,507      17,857,562
----------------------------------------------
Payments for shares redeemed                           (881,692)       (319,857)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                       43,853,815      17,537,705
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                 46,379,633      19,844,140
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
End of period                                        $46,379,633     $19,844,140
================================================================================
Undistributed net investment income                      $96,508        $121,733
================================================================================
TRANSACTIONS IN SHARES OF THE FUNDS
--------------------------------------------------------------------------------
Sold                                                   4,577,398       1,836,860
----------------------------------------------
Redeemed                                                (93,974)        (34,304)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the funds         4,483,424       1,802,556
================================================================================
(1) May 12, 2006 (fund inception) through November 30, 2006.

See Notes to Financial Statements.

------
19

Notes to Financial Statements

NOVEMBER 30, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. NT International Growth Fund (NT
International Growth) and NT Emerging Markets Fund (NT Emerging Markets)
(collectively, the funds) are two funds in a series issued by the corporation.
The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth. The funds pursue this objective by investing primarily in equity securities of foreign companies. NT International Growth primarily invests in companies located in at least three developed countries (excluding the United States). NT Emerging Markets invests at least 80% of its assets in securities of issuers in emerging market countries and companies that derive a significant portion of their business from emerging market countries. The funds are not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The funds incepted on May 12, 2006. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of pur-

(continued)

------
20

Notes to Financial Statements

NOVEMBER 30, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

chases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACGIM (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American
Century family of funds, but that have the same investment team and investment strategy. The strategy assets of NT International Growth and NT Emerging Markets include the assets of International Growth Fund and Emerging Markets Fund,
respectively, two funds in a series issued by the corporation.

(continued)

------
21

Notes to Financial Statements

NOVEMBER 30, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The annual management fee schedule for NT International Growth is as follows:

--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion                                              1.30%
--------------------------------------------------------------------------------
Next $1 billion                                               1.00%
--------------------------------------------------------------------------------
Over $2 billion                                               0.90%
--------------------------------------------------------------------------------

The annual management fee schedule for NT Emerging Markets is as follows:

--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million                                            1.65%
--------------------------------------------------------------------------------
Next $250 million                                             1.55%
--------------------------------------------------------------------------------
Next $500 million                                             1.30%
--------------------------------------------------------------------------------
Over $1 billion                                               1.05%
--------------------------------------------------------------------------------

The effective annual management fee for NT International Growth and NT Emerging
Markets for the period May 12, 2006 (fund inception) through November 30, 2006 was 1.06% and 1.59%, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds' investment objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services, LLC. The funds are wholly owned by
American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

JPMorgan Chase Bank is a custodian of the funds and a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the period May
12, 2006 (fund inception) through November 30, 2006, were as follows:

--------------------------------------------------------------------------------
                                 NT INTERNATIONAL GROWTH    NT EMERGING MARKETS
--------------------------------------------------------------------------------
Purchases                             $63,967,672               $23,684,669
--------------------------------------------------------------------------------
Proceeds from sales                   $23,060,941                $8,125,811
--------------------------------------------------------------------------------

For the period May 12, 2006 (fund inception) through November 30, 2006, NT
International Growth and NT Emerging Markets incurred a purchase in kind of equity securities valued at $28,738,181 and $7,388,123, respectively. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

4. BANK LINE OF CREDIT

Effective December 13, 2006, the funds, along with certain other funds managed by ACIM, entered into a $500,000,000, unsecured bank line of credit agreement with JPMorgan Chase Bank (JBMCB). JPMCB is a wholly owned subsidiary of JPM. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%.

(continued)

------
22

Notes to Financial Statements

NOVEMBER 30, 2006

5. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

6. FEDERAL TAX INFORMATION

On December 19, 2006, NT International Growth and NT Emerging Markets paid a per-share distribution from net investment income of $0.0324 and $0.0885, respectively, to shareholders of record on December 18, 2006.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the funds during the period May 12, 2006 (fund inception)
through November 30, 2006.

As of November 30, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                                  NT INTERNATIONAL   NT EMERGING
                                                        GROWTH         MARKETS
--------------------------------------------------------------------------------
Federal tax cost of investments                       $40,441,820    $15,785,13
================================================================================
Gross tax appreciation of investments                  $4,312,592    $2,487,692
-----------------------------------------------
Gross tax depreciation of investments                   (511,637)     (221,696)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                         $3,800,955    $2,265,996
================================================================================
Net tax appreciation (depreciation)
translation of assets and liabilities in
foreign currencies                                        (4,729)       (7,859)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                    $3,796,226    $2,258,137
================================================================================
Undistributed ordinary income                            $124,218      $128,512
-----------------------------------------------
Accumulated capital losses                           $(1,383,858)     $(80,214)
-----------------------------------------------
Currency loss deferrals                                 $(10,768)           --
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for the funds expire in 2014.

The currency loss deferrals represent net foreign currency losses incurred in the one-month period ended November 30, 2006. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
23

NT International Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated

--------------------------------------------------------------------------------
                                                                     2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------------------
 Net Investment Income (Loss)                                          0.03
----------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                               0.31
--------------------------------------------------------------------------------
 Total From Investment Operations                                      0.34
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $10.34
================================================================================
 TOTAL RETURN(2)                                                      3.40%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                  1.07%(3)
----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets        0.59%(3)
----------------------------------------------------------------
Portfolio Turnover Rate                                                 65%
----------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $46,380
--------------------------------------------------------------------------------
(1) May 12, 2006 (fund inception) through November 30, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
24

NT Emerging Markets - Financial Highlights

For a Share Outstanding Throughout the Period Indicated

--------------------------------------------------------------------------------
                                                                     2006(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------------------
 Net Investment Income (Loss)                                          0.07
----------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss)                               0.94
--------------------------------------------------------------------------------
 Total From Investment Operations                                      1.01
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $11.01
================================================================================
 TOTAL RETURN(2)                                                     10.10%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                  1.60%(3)
----------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets        1.68%(3)
----------------------------------------------------------------
Portfolio Turnover Rate                                                 59%
----------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $19,844
--------------------------------------------------------------------------------
(1) May 12, 2006 (fund inception) through November 30, 2006.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NT International Growth Fund and NT Emerging
Markets Fund (collectively the "Funds"), two of the mutual funds comprising
American Century World Mutual Funds, Inc., as of November 30, 2006, and the
related statements of operations, the statements of changes in net assets, and the financial highlights for the period May 12, 2006 (inception) to November 30,
2006. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising American Century World Mutual Funds, Inc., as of November 30, 2006, and the results of their operations, the changes in their net assets and the financial highlights for the period May 12, 2006 (inception)
to November 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 16, 2007

------
26

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 14 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
27

Management

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(continued)

------
28

Management

--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

(continued)

------
29

Management

--------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
30

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on
American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE(reg.tm) (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EM (EMERGING MARKETS) INDEX represents the performance of stocks in global emerging market countries.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

------
32

[blank inside back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2007 American Century Proprietary Holdings, Inc. All rights reserved.

0701
SH-ANN-52644N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report

November 30, 2006

[photo of winter scene]

Life Sciences Fund
Technology Fund

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We are pleased to provide you with the annual report for the American Century
Life Sciences and Technology funds for the 12 months ended November 30, 2006. We hope you find this information helpful in monitoring your investment. Another useful resource we offer is our website, americancentury.com, where we post quarterly portfolio commentaries, the views of senior investment officers and analysts, and other communications about investments, portfolio strategy, personal finance, and the markets.

In its most recent rankings, Dalbar -- which issues customer satisfaction ratings and rankings based on website functionality -- ranked
americancentury.com seventh out of the sites provided by the top 25 fund companies that it believes lead the industry in web-based technology. Our website earned an "Excellent" rating, Dalbar's highest designation.

For most of 2006, our website linked visitors to information explaining our strategic collaboration with Lance Armstrong and the Lance Armstrong Foundation
(LAF). This campaign, featuring Lance, is designed to encourage investors to take a more active role in planning their financial futures and make every investment decision count. To learn more about the collaboration and the LAF, please visit americancentury.com or www.lanceface.com on the Web and click on the links to related sites.

With the approach of the 2006 tax season, you can also find out more about tax information via a link from our website. We've posted online descriptions of all of the tax information we provide to investors.

If you haven't visited americancentury.com yet, we encourage you to do so...it's there to serve you. And so are we. As always, we deeply appreciate your commitment to American Century Investments.

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . . . . 2

LIFE SCIENCES

TECHNOLOGY

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of chief investment officer]

BY HAROLD BRADLEY CHIEF INVESTMENT OFFICER, SMALL/MID-CAP GROWTH

ECONOMIC GROWTH SURGED, THEN MODERATED

Economic growth -- along with commodity prices, short-term interest rates, and inflation -- surged early in the 12-month period ended November 30, 2006. But growth and inflation moderated in the period's second half, during which the
Federal Reserve halted its two-year string of interest rate hikes.

After a hurricane-related slowdown in the fourth quarter of 2005, U.S. gross domestic product grew in the first quarter of 2006 at a 5.6% annualized pace, the highest level in more than two years. The Fed steadily raised short-term interest rates through June 2006 to keep inflation in check, including pressures from soaring commodity prices. The Fed finally snapped its string of rate hikes in August 2006, leaving its target at 5.25%, a five-year high. By then, economic growth had slowed, dragged down in part by a cooling housing market.

DOUBLE-DIGIT STOCK INDEX RETURNS

The Fed's pause and expectations for lower interest rates and mild inflation going forward helped produce double-digit stock index returns for the 12 months ended November 30, 2006. Market rallies beginning and ending the period offset a late-spring/early-summer selloff. Growth stocks flourished in the latter rally, but value stocks outperformed growth for the full reporting period. Likewise, though large-cap stocks gained ground late in the period, small-caps posted higher returns for the entire 12-month stretch.

Early in the 12-month period, investors celebrated a dip in crude oil prices and strong economic growth by pushing stock prices higher. The small-cap Russell
2000 Index led the way, surging 13.40% between the beginning of the period and
April 30, 2006. Sentiment changed in early May, however, when the Fed made it clear that more interest rate hikes might be necessary to control inflation.
Between April 30 and July 15, the S&P 500 fell 5.28%, and the Russell 2000 more than doubled that loss as investors desired larger, more stable companies.

The selloff ended in late July after Fed chairman Ben Bernanke predicted inflation would moderate. The Fed's subsequent rate pause in August and plunging energy prices allowed stocks to rebound nicely in the last four-and-a-half months of the reporting period.

U.S. STOCK INDEX RETURNS FOR THE
12 MONTHS ENDED NOVEMBER 30, 2006
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (LARGE-CAP)                               14.15%
--------------------------------------------------------------------------------
Russell 1000 Growth                                           8.36%
--------------------------------------------------------------------------------
Russell 1000 Value                                           20.28%
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                                         16.47%
--------------------------------------------------------------------------------
Russell Midcap Growth                                        12.88%
--------------------------------------------------------------------------------
Russell Midcap Value                                         20.16%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (SMALL-CAP)                               17.43%
--------------------------------------------------------------------------------
Russell 2000 Growth                                          13.45%
--------------------------------------------------------------------------------
Russell 2000 Value                                           21.47%
--------------------------------------------------------------------------------

------
2

Life Sciences - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                               ----------------------
                                               AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE     INCEPTION
                                       1 YEAR   5 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                         -1.88%    1.40%      1.08%      6/30/00
--------------------------------------------------------------------------------
S&P COMPOSITE 1500 HEALTH CARE INDEX    9.09%    1.77%      1.47%        --
--------------------------------------------------------------------------------
S&P 500 INDEX(1)                       14.23%    6.08%      1.08%        --
--------------------------------------------------------------------------------
Institutional Class                    -1.67%    1.58%      0.49%      7/17/00
--------------------------------------------------------------------------------
Advisor Class                          -2.10%    1.13%     -0.63%     11/14/00
--------------------------------------------------------------------------------
C Class                                -2.74%    0.41%      0.41%     11/29/01
--------------------------------------------------------------------------------
(1)  Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
     rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
3

Life Sciences - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 30, 2000

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended November 30
--------------------------------------------------------------------------------
                    2000*    2001     2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
Investor Class      5.60%   -5.35%  -27.31%  23.16%   7.57%  13.43%  -1.88%
--------------------------------------------------------------------------------
S&P Composite
1500 Health
Care Index          7.11%   -6.10%  -18.37%   8.06%   2.91%  10.26%   9.09%
--------------------------------------------------------------------------------
S&P 500 Index      -9.16%  -12.22%  -16.51%  15.09%  12.86%   8.44%  14.23%
--------------------------------------------------------------------------------
* From 6/30/00, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

Life Sciences - Portfolio Commentary

PORTFOLIO MANAGERS: ARNOLD DOUVILLE AND CHRISTY TURNER

PERFORMANCE SUMMARY

Life Sciences returned -1.88%* for the 12 months ended November 30, 2006, compared with 9.09% for its benchmark, the S&P Composite 1500 Health Care Index.
The broader market, represented by the S&P 500 Index, returned 14.23%.

As outlined in the Market Perspective on page 2, U.S. stock index returns were mostly in the 10-20% range for the 12-month period. Health care lagged, however, dragged down by concerns about tightening profit margins and slowing increases in managed care premiums.

Life Sciences underperformed its benchmark primarily because of its underweight position and poor stock selection in pharmaceuticals and its overweight position and adverse stock selection in health care providers.

LARGE SHORTFALL IN PHARMACEUTICALS

Pharmaceutical stocks represented our largest relative shortfall against the benchmark for two reasons. First, we maintained an underweight position in this industry at a time when it outperformed. Pharmaceutical stocks have not shown earnings acceleration for several years and, historically, our underweighting of the group, compared with the fund benchmark, has been beneficial. This year, however, investors sought such stocks for their defensive characteristics and high dividend yields. So, although we devoted, on average, over 25% of the fund's assets to pharmaceutical stocks during the reporting period, we did not own enough to keep pace with the benchmark. Our pharmaceutical position was also underweight for diversification reasons. Pharmaceutical stocks constitute nearly
50% of the benchmark, with Pfizer, Johnson & Johnson, and Merck alone accounting for 28% of the index. We typically do not invest so much of the fund in so few names.

Second, stock selection also proved detrimental. We held several non-benchmark names -- including Teva Pharmaceuticals -- that declined. Teva, the world's biggest generic drug maker, saw its shares fall in May and June over concern about increased competition and reduced prices for generic drugs. Still, there were some bright spots in pharmaceuticals, including international drug companies Roche Holding (up 22%) and Novartis (up 13%), and

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Thermo Fisher
Scientific Inc.(1)                          3.8%                  2.8%
--------------------------------------------------------------------------------
Roche Holding AG ORD                        3.6%                  2.8%
--------------------------------------------------------------------------------
Johnson & Johnson                           3.4%                  3.9%
--------------------------------------------------------------------------------
Bard (C.R.), Inc.                           3.3%                  2.6%
--------------------------------------------------------------------------------
Wyeth                                       3.0%                  3.9%
--------------------------------------------------------------------------------
Amgen Inc.                                  2.9%                  2.7%
--------------------------------------------------------------------------------
Shire plc ADR                               2.5%                  2.6%
--------------------------------------------------------------------------------
Manor Care, Inc.                            2.5%                  3.0%
--------------------------------------------------------------------------------
Allergan, Inc.                              2.3%                    --
--------------------------------------------------------------------------------
Waters Corp.                                2.3%                    --
--------------------------------------------------------------------------------
(1) Thermo Fisher Scientific Inc. changed its name from Thermo Electron Corp.
    effective 11/10/06.

*All fund returns referenced in this commentary are for Investor Class shares.

(continued)

------
5

Life Sciences - Portfolio Commentary

diversified drug companies Wyeth (up 19%), and Johnson & Johnson (up 9%).

HEALTH CARE PROVIDERS DETRACTED

Health care providers & services -- on average our largest single position and most significant overweight during the reporting period -- detracted on both an absolute and a relative basis. Shifts in sentiment can sometimes lead to losses, regardless of underlying business fundamentals. Following outsized gains in
2005, this industry began to decline in 2006, and the market did not always recognize the kinds of companies we find attractive.

Industry challenges also played a role. Chemed Corp. (down 26%), the nation's largest end-of-life care provider, was one of the portfolio's biggest detractors. This stock declined sharply after the company announced that its earnings might fall in the wake of potential Medicare cap billing limitations.

TOP CONTRIBUTOR

Our search for companies demonstrating improving earnings led us to Thermo
Fisher Scientific Inc. (up 42%, our top-contributing stock), in the life sciences tools & services industry. The company produces a range of laboratory instruments and tools for education, scientific research, and health care. Our small position was significantly overweight compared with its benchmark weighting.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the portfolio from the ground up, one stock at a time. In our search for companies demonstrating earnings acceleration, we will structure exposure to stocks and market segments as warranted based on the strength of individual companies.

Thermo Fisher Scientific is a good example of our process at work. Each quarter of 2006, the company demonstrated momentum in earnings growth, generating profits that were reinvested back into the business.

TOP FIVE INDUSTRIES
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Health Care
Equipment & Supplies                       29.7%                 16.2%
--------------------------------------------------------------------------------
Pharmaceuticals                            22.8%                 26.0%
--------------------------------------------------------------------------------
Health Care Providers
& Services                                 21.7%                 41.0%
--------------------------------------------------------------------------------
Life Sciences Tools
& Services                                 10.6%                  5.3%
--------------------------------------------------------------------------------
Biotechnology                               7.7%                  7.3%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Domestic Common Stocks                     79.3%                 77.6%
--------------------------------------------------------------------------------
Foreign Common Stocks(1)                   16.8%                 19.5%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                        96.1%                 97.1%
--------------------------------------------------------------------------------
Temporary
Cash Investments                            6.5%                  1.1%
--------------------------------------------------------------------------------
Other Assets & Liabilities                (2.6)%                  1.8%
--------------------------------------------------------------------------------
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

Life Sciences - Schedule of Investments

NOVEMBER 30, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 7.7%
--------------------------------------------------------------------------------
   48,000    Amgen Inc.(1)                                        $    3,408,000
--------------------------------------------------------------------------------
   20,000    Genentech, Inc.(1)                                        1,635,000
--------------------------------------------------------------------------------
   35,500    Genzyme Corp.(1)                                          2,286,200
--------------------------------------------------------------------------------
   24,000    Gilead Sciences, Inc.(1)                                  1,582,080
--------------------------------------------------------------------------------
                                                                       8,911,280
--------------------------------------------------------------------------------
CHEMICALS -- 1.7%
--------------------------------------------------------------------------------
   26,500    Sigma-Aldrich Corp.                                       2,016,916
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 29.7%
--------------------------------------------------------------------------------
   51,500    Arrow International Inc.                                  1,799,410
--------------------------------------------------------------------------------
   46,300    Bard (C.R.), Inc.                                         3,810,026
--------------------------------------------------------------------------------
   57,000    Baxter International, Inc.                                2,550,180
--------------------------------------------------------------------------------
   40,000    Beckman Coulter, Inc.                                     2,374,000
--------------------------------------------------------------------------------
   36,500    Becton Dickinson & Co.                                    2,617,780
--------------------------------------------------------------------------------
   80,000    Conmed Corp.(1)                                           1,770,400
--------------------------------------------------------------------------------
   33,400    Cooper Companies, Inc. (The)                              1,802,598
--------------------------------------------------------------------------------
   77,500    DENTSPLY International Inc.                               2,474,575
--------------------------------------------------------------------------------
   44,000    Medtronic, Inc.                                           2,293,720
--------------------------------------------------------------------------------
   32,500    Mettler-Toledo
             International, Inc.(1)                                    2,516,150
--------------------------------------------------------------------------------
   50,000    Mindray Medical
             International Ltd. ADR(1)                                 1,200,000
--------------------------------------------------------------------------------
   68,205    Respironics, Inc.(1)                                      2,459,472
--------------------------------------------------------------------------------
   46,250    Stryker Corp.                                             2,398,525
--------------------------------------------------------------------------------
   35,000    Varian Medical Systems, Inc.(1)                           1,722,700
--------------------------------------------------------------------------------
   34,000    Zimmer Holdings Inc.(1)                                   2,480,640
--------------------------------------------------------------------------------
                                                                      34,270,176
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 21.7%
--------------------------------------------------------------------------------
   23,000    Cardinal Health, Inc.                                     1,486,260
--------------------------------------------------------------------------------
   50,000    Community Health Systems Inc.(1)                          1,750,000
--------------------------------------------------------------------------------
   32,500    DaVita Inc.(1)                                            1,729,325
--------------------------------------------------------------------------------
   17,145    Fresenius Medical Care AG ORD                             2,301,666
--------------------------------------------------------------------------------
   50,000    Henry Schein, Inc.(1)                                     2,576,500
--------------------------------------------------------------------------------
   61,500    Manor Care, Inc.                                          2,922,480
--------------------------------------------------------------------------------
   56,000    Owens & Minor Inc.                                        1,737,680
--------------------------------------------------------------------------------
   65,500    Psychiatric Solutions, Inc.(1)                            2,383,545
--------------------------------------------------------------------------------
   30,000    Quest Diagnostics Inc.                                    1,595,100
--------------------------------------------------------------------------------
  170,500    Sun Healthcare Group, Inc.(1)                             1,720,345
--------------------------------------------------------------------------------
   45,000    Sunrise Senior Living Inc.(1)                             1,435,500
--------------------------------------------------------------------------------
   34,171    Universal Health
             Services, Inc. Cl B                                       1,886,581
--------------------------------------------------------------------------------
   20,000    WellPoint Inc.(1)                                         1,513,400
--------------------------------------------------------------------------------
                                                                      25,038,382
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 1.9%
--------------------------------------------------------------------------------
   82,500    IMS Health Inc.                                           2,266,275
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 10.6%
--------------------------------------------------------------------------------
   38,000    ICON plc ADR(1)                                      $    1,412,840
--------------------------------------------------------------------------------
   35,000    Millipore Corp.(1)                                        2,394,350
--------------------------------------------------------------------------------
   93,700    QIAGEN N.V.(1)                                            1,367,083
--------------------------------------------------------------------------------
  100,000    Thermo Fisher Scientific Inc.(1)                          4,383,000
--------------------------------------------------------------------------------
   53,000    Waters Corp.(1)                                           2,652,120
--------------------------------------------------------------------------------
                                                                      12,209,393
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 22.8%
--------------------------------------------------------------------------------
   50,000    Abbott Laboratories                                       2,333,000
--------------------------------------------------------------------------------
   23,000    Allergan, Inc.                                            2,681,340
--------------------------------------------------------------------------------
   33,500    AstraZeneca plc ORD                                       1,942,801
--------------------------------------------------------------------------------
   32,000    Forest Laboratories, Inc.(1)                              1,558,400
--------------------------------------------------------------------------------
   60,000    Johnson & Johnson                                         3,954,600
--------------------------------------------------------------------------------
   39,000    Merck & Co., Inc.                                         1,735,890
--------------------------------------------------------------------------------
   26,250    Novartis AG ADR                                           1,533,263
--------------------------------------------------------------------------------
   23,200    Roche Holding AG ORD                                      4,192,479
--------------------------------------------------------------------------------
   48,500    Shire plc ADR                                             2,939,100
--------------------------------------------------------------------------------
   72,814    Wyeth                                                     3,515,460
--------------------------------------------------------------------------------
                                                                      26,386,333
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $99,635,793)                                                   111,098,755
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 6.5%
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 2.375%, 1/15/25,
valued at $5,818,568), in a joint trading
account at 5.25%, dated 11/30/06, due 12/1/06
(Delivery value $5,700,831)                                            5,700,000
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch
& Co., Inc., (collateralized by various
U.S. Treasury obligations, 4.25% -- 5.01%,
12/28/06 -- 1/15/11, valued at $1,836,678),
in a joint trading account at 5.24%,
dated 11/30/06, due 12/1/06
(Delivery value $1,800,262)                                            1,800,000
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $7,500,000)                                                      7,500,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 102.6%
(Cost $107,135,793)                                                  118,598,755
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (2.6)%                                            (3,032,209)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $115,566,546
================================================================================

See Notes to Financial Statements.

(continued)

------
7

Life Sciences - Schedule of Investments

NOVEMBER 30, 2006

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
    Contracts to Sell      Settlement Date     Value     Unrealized Gain (Loss)
--------------------------------------------------------------------------------
   2,536,920 CHF for USD      12/29/06      $ 2,122,749      $  (15,249)
--------------------------------------------------------------------------------
     867,794 Euro for USD     12/29/06        1,151,132          (7,992)
--------------------------------------------------------------------------------
     488,932 GBP for USD      12/29/06          961,340          (8,685)
--------------------------------------------------------------------------------
                                            $ 4,235,221      $  (31,926)
                                            ====================================
(Value on Settlement Date $4,203,295)

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
CHF = Swiss Franc
GBP = British Pound
ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

------
8

Technology - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2006
                                       ------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE        INCEPTION
                         1 YEAR         5 YEARS       INCEPTION        DATE
--------------------------------------------------------------------------------
INVESTOR CLASS            7.60%          0.19%        -12.57%         6/30/00
--------------------------------------------------------------------------------
S&P COMPOSITE
1500 TECHNOLOGY INDEX     7.65%          0.98%        -10.43%           --
--------------------------------------------------------------------------------
S&P 500 INDEX(1)         14.23%          6.08%          1.08%           --
--------------------------------------------------------------------------------
Institutional Class       7.86%          0.38%        -13.84%         7/14/00
--------------------------------------------------------------------------------
Advisor Class             7.36%         -0.08%        -12.82%         6/30/00
--------------------------------------------------------------------------------
(1) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
9

Technology - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 30, 2000

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
--------------------------------------------------------------------------------
                         2000*    2001     2002    2003    2004   2005    2006
--------------------------------------------------------------------------------
Investor Class         -36.20%  -34.48%  -31.10%  35.97%  -7.05%  7.75%   7.60%
--------------------------------------------------------------------------------
S&P Composite
1500 Technology Index  -33.66%  -29.22%  -27.70%  24.02%   1.48%  7.21%   7.65%
--------------------------------------------------------------------------------
S&P 500 Index           -9.16%  -12.22%  -16.51%  15.09%  12.86%  8.44%  14.23%
--------------------------------------------------------------------------------
* From 6/30/00, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
10

Technology - Portfolio Commentary

PORTFOLIO MANAGER: TOM TELFORD

PERFORMANCE SUMMARY

American Century Technology returned 7.60%* during the 12 months ended November
30, 2006. By comparison, the fund's benchmark, the S&P Composite 1500 Technology
Index, returned 7.65%.

The performance of the fund and benchmark reflected a period in which growth-oriented stocks lagged the broader market (see the Market Perspective on page 2). Nevertheless, holdings in every information technology industry contributed to performance. Relative to the benchmark, the portfolio's return was helped by positioning in internet software & services, electronic equipment, and semiconductor firms. Our positioning among computers & peripherals, IT services, and software companies detracted from relative results.

PICKING WINNERS IN INTERNET SOFTWARE & SERVICES

Our stock selection was strongest in internet software & services shares, where the portfolio's holdings returned 42% for the 12 months, while this segment of the index was down 16%. Our top contributor was Akamai Technologies, a leading provider of internet content delivery services. We owned the stock at a time of increased revenue growth because of an explosion of online transactions and Web traffic. What we didn't own was just as important as what we did -- the fund had no exposure to Yahoo! and eBay, two of the largest stocks in this space, with returns of -33% and -28%, respectively.

ELECTRONIC EQUIPMENT AND SEMICONDUCTORS HELPED

Electronic equipment firms were the leading contributors to fund performance in both relative and absolute terms. We held overweight positions in this winning industry, and enjoyed positive stock selection. For the year, Technology's electronic equipment holdings returned 32%, versus 10% for this segment of the index. Some of our leading contributing firms in this space were Plexus, TTM
Technologies, and Daktronics. We closed out these positions after sizable gains during the fiscal year.

Semiconductor shares were home to the portfolio's biggest contributor to relative performance -- our underweight position in Intel, which accounts for more than 5% of the index. This positioning benefited fund shareholders when
Intel performed poorly for much of the period amid intense competition with rival Advanced Micro Devices.

Finally, wireless communication device maker Research in Motion -- our largest position at period-end -- was a leading contributor to relative and absolute returns. The firm, which makes the BlackBerry

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Research In Motion Ltd.                     4.3%                    --
--------------------------------------------------------------------------------
Oracle Corp.                                3.7%                    --
--------------------------------------------------------------------------------
Intel Corp.                                 3.6%                    --
--------------------------------------------------------------------------------
Google Inc. Cl A                            2.9%                    --
--------------------------------------------------------------------------------
Vignette Corp.                              2.9%                    --
--------------------------------------------------------------------------------
Cisco Systems Inc.                          2.9%                    --
--------------------------------------------------------------------------------
Millicom International
Cellular SA                                 2.8%                    --
--------------------------------------------------------------------------------
Precision Castparts Corp.                   2.3%                    --
--------------------------------------------------------------------------------
Amphenol Corp. Cl A                         2.2%                   1.6%
--------------------------------------------------------------------------------
Infosys
Technologies Ltd. ADR                       2.0%                    --
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

(continued)

------
11

Technology - Portfolio Commentary

handheld device, saw its stock more than double during the fiscal year as it enjoyed solid revenue and subscriber growth, as well as strong sales of its new product, the Pearl.

COMPUTERS & PERIPHERALS LED DETRACTORS

We held underweight positions in computer makers compared with the benchmark, as many firms in this area were subject to intense price competition and declining margins. In some cases, this strategy worked; for example, we had no exposure to
Dell, which declined 10%. But stocks in this portion of the index returned 15%
overall, so holding an underweight position detracted from relative performance.
Two of the portfolio's top-three relative detractors resided in this space --
Apple Computer and Hewlett-Packard. We had substantial positions in these two stocks throughout the period, but our underweight position relative to the benchmark limited relative results.

IT SERVICES, SOFTWARE ALSO DETRACTED

An underweight position and disappointing stock selection detracted from performance relative to our benchmark in IT services. In contrast, we enjoyed a positive effect from stock selection in the software sector; however, fund performance relative to the benchmark was limited by our underweight in this winning sector.

OUR STARTING POINT FOR THE NEXT SIX MONTHS

We target technology firms with accelerating earnings and revenue growth rates and positive share price momentum. As of November 30, 2006, we saw opportunity in companies in the internet software and services industry -- in which we held an overweight position relative to our benchmark -- which are using increasingly sophisticated products and approaches to profit from the internet.

We think that Technology can be a good choice for investors interested in an aggressive, concentrated sector fund with the potential to outperform the broader market. But it's important to remind shareholders that a narrowly focused fund can be quite volatile to both the up and the down side, so it's best used as a small slice of a larger portfolio, rather than as a core holding.

TOP FIVE INDUSTRIES
AS OF NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Software                                   14.8%                  9.1%
--------------------------------------------------------------------------------
Communications
Equipment                                  12.9%                  7.8%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                    12.7%                 14.2%
--------------------------------------------------------------------------------
Electronic Equipment
& Instruments                              12.4%                 16.6%
--------------------------------------------------------------------------------
Internet Software
& Services                                 12.1%                 10.1%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/06               5/31/06
--------------------------------------------------------------------------------
Domestic
Common Stocks                              73.1%                 76.4%
--------------------------------------------------------------------------------
Foreign
Common Stocks(1)                           25.5%                 22.3%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                        98.6%                 98.7%
--------------------------------------------------------------------------------
Temporary
Cash Investments                            0.5%                  0.7%
--------------------------------------------------------------------------------
Other Assets & Liabilities                  0.9%                  0.6%
--------------------------------------------------------------------------------
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
12

Technology - Schedule of Investments

NOVEMBER 30, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.3%
--------------------------------------------------------------------------------
   39,191    Precision Castparts Corp.                            $   2,957,353
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 12.9%
--------------------------------------------------------------------------------
  137,592    Cisco Systems Inc.(1)                                    3,698,473
--------------------------------------------------------------------------------
  305,000    Foxconn International
             Holdings Ltd. ORD(1)                                       921,409
--------------------------------------------------------------------------------
  295,661    Harmonic Inc.(1)                                         2,350,505
--------------------------------------------------------------------------------
   90,163    Juniper Networks, Inc.(1)                                1,919,570
--------------------------------------------------------------------------------
   39,777    Research In Motion Ltd.(1)                               5,522,241
--------------------------------------------------------------------------------
   86,412    SafeNet Inc.(1)                                          2,011,671
--------------------------------------------------------------------------------
                                                                     16,423,869
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 9.7%
--------------------------------------------------------------------------------
   24,414    Apple Computer, Inc.(1)                                  2,238,275
--------------------------------------------------------------------------------
   55,373    Hewlett-Packard Co.                                      2,185,019
--------------------------------------------------------------------------------
   70,302    Logitech International SA(1)                             2,078,127
--------------------------------------------------------------------------------
   94,987    QLogic Corp.(1)                                          2,113,461
--------------------------------------------------------------------------------
  193,890    SimpleTech, Inc.(1)                                      1,745,010
--------------------------------------------------------------------------------
   67,085    Synaptics Inc.(1)                                        1,923,327
--------------------------------------------------------------------------------
                                                                     12,283,219
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES - 2.4%
--------------------------------------------------------------------------------
   59,201    AT&T Inc.                                                2,007,506
--------------------------------------------------------------------------------
       24    Nippon Telegraph &
             Telephone Corp. ORD                                        121,498
--------------------------------------------------------------------------------
   72,858    Tele2 AB Cl B ORD                                          936,690
--------------------------------------------------------------------------------
                                                                      3,065,694
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.8%
--------------------------------------------------------------------------------
  304,500    BYD Co. Ltd. Cl H ORD(1)                                   947,299
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS - 12.4%
--------------------------------------------------------------------------------
   42,083    Amphenol Corp. Cl A                                      2,867,115
--------------------------------------------------------------------------------
   33,750    Anixter International Inc.(1)                            1,978,425
--------------------------------------------------------------------------------
  280,650    Bell Microproducts Inc.(1)                               1,930,872
--------------------------------------------------------------------------------
   44,000    Canon Electronics Inc. ORD                               1,908,168
--------------------------------------------------------------------------------
   30,649    CDW Corp.                                                2,160,755
--------------------------------------------------------------------------------
   33,397    Dolby Laboratories Inc. Cl A(1)                            953,150
--------------------------------------------------------------------------------
   30,836    Rogers Corp.(1)                                          2,142,485
--------------------------------------------------------------------------------
  158,679    SMART Modular
             Technologies (WWH), Inc.(1)                              1,886,693
--------------------------------------------------------------------------------
                                                                     15,827,663
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY - 1.7%
--------------------------------------------------------------------------------
   78,556    Allscripts Healthcare
             Solutions Inc.(1)                                        2,193,284
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 12.1%
--------------------------------------------------------------------------------
    7,662    Google Inc. Cl A(1)                                  $   3,715,458
--------------------------------------------------------------------------------
  141,066    Interwoven Inc.(1)                                       1,998,905
--------------------------------------------------------------------------------
  102,820    Perficient Inc.(1)                                       1,796,265
--------------------------------------------------------------------------------
   98,952    ValueClick Inc.(1)                                       2,460,936
--------------------------------------------------------------------------------
  220,374    Vignette Corp.(1)                                        3,708,894
--------------------------------------------------------------------------------
   68,612    Websense Inc.(1)                                         1,753,037
--------------------------------------------------------------------------------
                                                                     15,433,495
--------------------------------------------------------------------------------
IT SERVICES - 10.7%
--------------------------------------------------------------------------------
   46,028    Fidelity National
             Information Services, Inc.                               1,836,517
--------------------------------------------------------------------------------
   39,558    Fiserv, Inc.(1)                                          2,021,809
--------------------------------------------------------------------------------
   23,200    Information Services
             International-Dentsu, Ltd. ORD                             284,200
--------------------------------------------------------------------------------
   46,473    Infosys Technologies Ltd. ADR                            2,487,700
--------------------------------------------------------------------------------
   24,000    Infosys Technologies Ltd. ORD                            1,173,336
--------------------------------------------------------------------------------
   20,793    International Business
             Machines Corp.                                           1,911,293
--------------------------------------------------------------------------------
   72,213    Total System Services Inc.                               1,875,372
--------------------------------------------------------------------------------
   71,595    Tyler Technologies Inc.(1)                               1,034,548
--------------------------------------------------------------------------------
   67,000    Wipro Ltd. ADR                                           1,050,560
--------------------------------------------------------------------------------
                                                                     13,675,335
--------------------------------------------------------------------------------
OFFICE ELECTRONICS - 1.6%
--------------------------------------------------------------------------------
  158,000    Brother Industries Ltd. ORD                              2,069,267
--------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT - 12.7%
--------------------------------------------------------------------------------
   80,796    ASML Holding N.V.
             New York Shares(1)                                       2,011,820
--------------------------------------------------------------------------------
  215,211    Intel Corp.                                              4,594,757
--------------------------------------------------------------------------------
   58,551    NVIDIA Corp.(1)                                          2,165,802
--------------------------------------------------------------------------------
   35,062    Power Integrations Inc.(1)                                 976,827
--------------------------------------------------------------------------------
  967,400    Realtek Semiconductor Corp. ORD                          1,503,947
--------------------------------------------------------------------------------
   75,261    Sigma Designs Inc.(1)                                    1,968,075
--------------------------------------------------------------------------------
   26,913    Tessera Technologies Inc.(1)                             1,019,195
--------------------------------------------------------------------------------
   55,891    Volterra Semiconductor Corp.(1)                            947,352
--------------------------------------------------------------------------------
2,409,000    Winbond Electronics Corp. ORD(1)                         1,008,869
--------------------------------------------------------------------------------
                                                                     16,196,644
--------------------------------------------------------------------------------
SOFTWARE - 14.8%
--------------------------------------------------------------------------------
   40,182    Adobe Systems Inc.(1)                                    1,612,504
--------------------------------------------------------------------------------
   43,402    Business Objects SA ADR(1)                               1,684,866
--------------------------------------------------------------------------------
  103,105    Epicor Software Corp.(1)                                 1,371,297
--------------------------------------------------------------------------------
   59,536    Macrovision Corp.(1)                                     1,646,170
--------------------------------------------------------------------------------
   26,579    Micros Systems, Inc.(1)                                  1,353,403
--------------------------------------------------------------------------------
   68,163    Microsoft Corporation                                    1,999,221
--------------------------------------------------------------------------------
   72,995    OPNET Technologies, Inc.(1)                              1,177,409
--------------------------------------------------------------------------------
  251,135    Oracle Corp.(1)                                          4,779,099
--------------------------------------------------------------------------------
   97,794    Shanda Interactive
             Entertainment Ltd. ADR(1)                                1,891,336
--------------------------------------------------------------------------------
   82,452    Temenos Group AG ORD(1)                                  1,366,113
--------------------------------------------------------------------------------
                                                                     18,881,418
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
13

Technology - Schedule of Investments

NOVEMBER 30, 2006

Shares                                                               Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION  SERVICES - 4.5%
--------------------------------------------------------------------------------
   57,860    American Tower Corp. Cl A(1)                        $    2,191,158
--------------------------------------------------------------------------------
   62,580    Millicom International
             Cellular SA(1)                                           3,583,331
--------------------------------------------------------------------------------
                                                                      5,774,489
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $108,223,513)                                                 125,729,029
--------------------------------------------------------------------------------
                                                                     Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 0.5%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.81%, 2/1/07,
valued at $714,286), in a joint trading
account at 5.24%, dated 11/30/06,
due 12/1/06 (Delivery value $700,102)
(Cost $700,000)                                                  $      700,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 99.1%
(Cost $108,923,513)                                                 126,429,029
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 0.9%                                   1,114,607
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $127,543,636
================================================================================

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
ORD = Foreign Ordinary Share
(1) Non-income producing.

See Notes to Financial Statements.

------
14

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
15

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                     BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      6/1/06 -        EXPENSE
                       6/1/06         11/30/06         11/30/06        RATIO*
--------------------------------------------------------------------------------
LIFE SCIENCES SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
 Investor Class       $1,000          $1,035.70          $7.20         1.41%
--------------------------------------------------------------------------------
 Institutional
 Class                $1,000          $1,037.30          $6.18         1.21%
--------------------------------------------------------------------------------
 Advisor Class        $1,000          $1,034.20          $8.47         1.66%
--------------------------------------------------------------------------------
 C Class              $1,000          $1,031.10         $12.27         2.41%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
 Investor Class       $1,000          $1,018.00          $7.13         1.41%
--------------------------------------------------------------------------------
 Institutional
 Class                $1,000          $1,019.00          $6.12         1.21%
--------------------------------------------------------------------------------
 Advisor Class        $1,000          $1,016.75          $8.39         1.66%
--------------------------------------------------------------------------------
 C Class              $1,000          $1,012.99         $12.16         2.41%
--------------------------------------------------------------------------------
TECHNOLOGY SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
 Investor Class       $1,000          $1,024.80          $7.66         1.51%
--------------------------------------------------------------------------------
 Institutional
 Class                $1,000          $1,025.90          $6.65         1.31%
--------------------------------------------------------------------------------
 Advisor Class        $1,000          $1,023.20          $8.93         1.76%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
 Investor Class       $1,000          $1,017.50          $7.64         1.51%
--------------------------------------------------------------------------------
 Institutional
 Class                $1,000          $1,018.50          $6.63         1.31%
--------------------------------------------------------------------------------
 Advisor Class        $1,000          $1,016.24          $8.90         1.76%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
16

Statement of Assets and Liabilities

NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                                   LIFE SCIENCES    TECHNOLOGY
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $107,135,793 and $108,923,513,
respectively)                                       $118,598,755   $126,429,029
-------------------------------------------------
Cash                                                      19,487             --
-------------------------------------------------
Receivable for investments sold                               --     12,125,043
-------------------------------------------------
Dividends and interest receivable                        122,553         40,337
--------------------------------------------------------------------------------
                                                     118,740,795    138,594,409
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                --         28,676
-------------------------------------------------
Payable for investments purchased                      3,012,079     10,866,591
-------------------------------------------------
Payable for forward foreign currency
exchange contracts                                        31,926             --
-------------------------------------------------
Accrued management fees                                  130,155        155,448
-------------------------------------------------
Distribution fees payable                                     52             29
-------------------------------------------------
Service fees payable                                          37             29
--------------------------------------------------------------------------------
                                                       3,174,249     11,050,773
--------------------------------------------------------------------------------
NET ASSETS                                          $115,566,546   $127,543,636
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)             $121,320,212   $328,610,529
-------------------------------------------------
Accumulated net investment loss                         (98,867)        (3,910)
-------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                   (17,087,082)  (218,549,620)
-------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                                 11,432,283     17,486,637
--------------------------------------------------------------------------------
                                                    $115,566,546   $127,543,636
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                          $112,647,658   $122,353,237
-------------------------------------------------
Shares outstanding                                    21,573,181      5,799,269
-------------------------------------------------
Net asset value per share                                  $5.22         $21.10
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                            $2,744,372     $5,051,036
-------------------------------------------------
Shares outstanding                                       518,609        236,073
-------------------------------------------------
Net asset value per share                                  $5.29         $21.40
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                              $139,948       $139,363
-------------------------------------------------
Shares outstanding                                        27,228          6,727
-------------------------------------------------
Net asset value per share                                  $5.14         $20.72
--------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                               $34,568            N/A
-------------------------------------------------
Shares outstanding                                         6,959            N/A
-------------------------------------------------
Net asset value per share                                  $4.97            N/A
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
17

Statement of Operations

YEAR ENDED NOVEMBER 30, 2006
--------------------------------------------------------------------------------
                                                   LIFE SCIENCES    TECHNOLOGY
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------
Dividends (net of foreign taxes withheld of
$24,993 and $28,955, respectively)                   $   865,740    $   371,039
-------------------------------------------------
Interest                                                 213,940         89,693
-------------------------------------------------
Securities lending                                        15,489         44,297
--------------------------------------------------------------------------------
                                                       1,095,169        505,029
--------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------
Management fees                                        2,021,615      2,093,950
-------------------------------------------------
Distribution fees:
-------------------------------------------------
  Advisor Class                                              363            304
-------------------------------------------------
  C Class                                                    569             --
-------------------------------------------------
Service fees:
-------------------------------------------------
  Advisor Class                                              363            304
-------------------------------------------------
  C Class                                                    190             --
-------------------------------------------------
Directors' fees and expenses                               2,306          2,297
-------------------------------------------------
Other expenses                                               722          5,941
--------------------------------------------------------------------------------
                                                       2,026,128      2,102,796
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           (930,959)    (1,597,767)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
-------------------------------------------------
Investment transactions                                4,718,168     16,522,243
-------------------------------------------------
Foreign currency transactions                          (243,983)         19,193
--------------------------------------------------------------------------------
                                                       4,474,185     16,541,436
--------------------------------------------------------------------------------
CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
-------------------------------------------------
Investments (net of foreign taxes accrued
of $- and $(23,057), respectively)                   (6,240,940)    (5,352,995)
-------------------------------------------------
Translation of assets and liabilities
in foreign currencies                                   (25,499)          5,567
--------------------------------------------------------------------------------
                                                     (6,266,439)    (5,347,428)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)              (1,792,254)     11,194,008
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                           $(2,723,213)    $
9,596,241
================================================================================

See Notes to Financial Statements.

------
18

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2006 AND NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                LIFE SCIENCES                  TECHNOLOGY
--------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS             2006            2005            2006           2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment
income (loss)     $    (930,959)  $  (1,292,103)  $  (1,597,767)  $  (1,506,117)
----------------
Net realized
gain (loss)            4,474,185      19,658,533      16,541,436      15,621,008
----------------
Change in net
unrealized
appreciation
(depreciation)       (6,266,439)       1,571,061     (5,347,428)     (5,241,394)
--------------------------------------------------------------------------------
Net increase
(decrease) in
net assets
resulting from
operations           (2,723,213)      19,937,491       9,596,241       8,873,497
--------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
--------------------------------------------------------------------------------
Net increase
(decrease) in
net assets
from capital
share
transactions        (41,767,562)    (19,052,124)    (25,969,525)    (39,826,142)
--------------------------------------------------------------------------------
NET INCREASE
(DECREASE)
IN NET ASSETS       (44,490,775)         885,367    (16,373,284)    (30,952,645)
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning
of period            160,057,321     159,171,954     143,916,920     174,869,565
--------------------------------------------------------------------------------
End of period       $115,566,546    $160,057,321    $127,543,636    $143,916,920
================================================================================
Accumulated
undistributed
net investment
income (loss)          $(98,867)          $3,695        $(3,910)        $(9,649)
================================================================================

See Notes to Financial Statements.

------
19

Notes to Financial Statements

NOVEMBER 30, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Life Sciences Fund (Life Sciences) and
Technology Fund (Technology) (collectively, the funds) are two funds in a series issued by the corporation. The funds are non-diversified under the 1940 Act. The funds' investment objectives are to seek capital growth. Life Sciences and
Technology pursue their objectives by investing primarily in stocks of growing companies in the life sciences and in the technology and
telecommunications-related sectors, respectively. Life Sciences invests at least
80% of its assets in companies that engage in the business of providing products and services that help promote health and wellness. Technology invests at least
80% of its assets in companies primarily engaged in offering, using or developing products, processes or services that provide or will benefit significantly from technological advancements or improvements. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Life Sciences is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the C Class. Technology is authorized to issue the Investor Class, the Institutional Class and the Advisor Class. The
C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income.
The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.

(continued)

------
20

Notes to Financial Statements

NOVEMBER 30, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S.
or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
21

Notes to Financial Statements

NOVEMBER 30, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM for Technology and ACGIM for Life Sciences (the investment advisor, respectively), under which the investment advisor provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by the investment advisor. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

Effective August 1, 2006, Life Sciences modified its management fee schedule, resulting in lower fee rates. There was a reduction of the effective annual management fee for the year ended November 30, 2006 resulting from this change.

Effective August 1, 2006, the annual management fee schedule for each class of
Life Sciences is as follows:

--------------------------------------------------------------------------------
                      INVESTOR & C        INSTITUTIONAL         ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million        1.35%              1.15%               1.10%
--------------------------------------------------------------------------------
Next $250 million         1.25%              1.05%               1.00%
--------------------------------------------------------------------------------
Next $250 million         1.15%              0.95%               0.90%
--------------------------------------------------------------------------------
Over $750 million         1.10%              0.90%               0.85%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of Technology is as follows:

--------------------------------------------------------------------------------
                        INVESTOR          INSTITUTIONAL         ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million        1.50%              1.30%               1.25%
--------------------------------------------------------------------------------
Next $250 million         1.40%              1.20%               1.15%
--------------------------------------------------------------------------------
Next $250 million         1.30%              1.10%               1.05%
--------------------------------------------------------------------------------
Over $750 million         1.20%              1.00%               0.95%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the funds for the year ended November 30, 2006 was as follows:

--------------------------------------------------------------------------------
                 INVESTOR        INSTITUTIONAL       ADVISOR             C
--------------------------------------------------------------------------------
Life Sciences      1.46%            1.26%             1.21%            1.46%
--------------------------------------------------------------------------------
Technology         1.50%            1.30%             1.25%              N/A
--------------------------------------------------------------------------------

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of Life Sciences. The subadvisor makes investment decisions for the cash portion of Life Sciences in accordance with Life Sciences' investment objectives, policies and restrictions under the supervision of ACGIM and the
Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of Life Sciences.

(continued)

------
22

Notes to Financial Statements

NOVEMBER 30, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                     ADVISOR                  C
--------------------------------------------------------------------------------
Distribution Fee                      0.25%                 0.75%
--------------------------------------------------------------------------------
Service Fee                           0.25%                 0.25%
--------------------------------------------------------------------------------

The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended November 30, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM or ACGIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2006, were as follows:

--------------------------------------------------------------------------------
                                              LIFE SCIENCES   TECHNOLOGY
--------------------------------------------------------------------------------
Purchases                                     $202,509,030   $533,217,961
--------------------------------------------------------------------------------
Proceeds from sales                           $247,198,753   $562,771,776
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

--------------------------------------------------------------------------------
                           LIFE SCIENCES                     TECHNOLOGY
--------------------------------------------------------------------------------
                        SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED
NOVEMBER 30, 2006
SHARES AUTHORIZED    100,000,000                    100,000,000
================================================================================
Sold                   2,142,299     $11,360,065      1,661,765     $34,930,608
-------------------
Redeemed             (9,872,777)    (51,883,699)    (2,886,044)    (59,469,218)
--------------------------------------------------------------------------------
Net increase
(decrease)           (7,730,478)   $(40,523,634)    (1,224,279)   $(24,538,610)
================================================================================
YEAR ENDED
NOVEMBER 30, 2005
SHARES AUTHORIZED    200,000,000                    100,000,000
================================================================================
Sold                   4,196,619     $21,419,017      1,411,513     $24,884,730
-------------------
Redeemed             (8,025,134)    (40,548,888)    (3,563,309)    (62,608,154)
--------------------------------------------------------------------------------
Net increase
(decrease)           (3,828,515)   $(19,129,871)    (2,151,796)   $(37,723,424)
================================================================================

(continued)

------
23

Notes to Financial Statements

NOVEMBER 30, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                             LIFE SCIENCES                TECHNOLOGY
--------------------------------------------------------------------------------
                         SHARES         AMOUNT      SHARES         AMOUNT
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED
NOVEMBER 30, 2006
SHARES AUTHORIZED       5,000,000                  5,000,000
================================================================================
Sold                      131,154       $713,811      69,396     $1,474,148
-------------------
Redeemed                (347,592)    (1,871,619)   (140,648)    (2,927,075)
--------------------------------------------------------------------------------
Net increase
(decrease)              (216,438)   $(1,157,808)    (71,252)   $(1,452,927)
================================================================================
YEAR ENDED
NOVEMBER 30, 2005
SHARES AUTHORIZED       5,000,000                  5,000,000
================================================================================
Sold                      318,444     $1,631,228      94,495     $1,626,558
-------------------
Redeemed                (324,251)    (1,671,951)   (211,751)    (3,751,881)
--------------------------------------------------------------------------------
Net increase
(decrease)                (5,807)      $(40,723)   (117,256)   $(2,125,323)
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED
NOVEMBER 30, 2006
SHARES AUTHORIZED       5,000,000                  5,000,000
================================================================================
Sold                       15,949        $84,134       3,675        $72,810
-------------------
Redeemed                 (20,660)      (106,796)     (2,582)       (50,798)
--------------------------------------------------------------------------------
Net increase
(decrease)                (4,711)      $(22,662)      1,093         $22,012
================================================================================
YEAR ENDED
NOVEMBER 30, 2005
SHARES AUTHORIZED       5,000,000                  5,000,000
================================================================================
Sold                       29,699       $152,255       2,153        $37,808
-------------------
Redeemed                 (20,737)      (106,285)       (876)       (15,203)
--------------------------------------------------------------------------------
Net increase
(decrease)                  8,962        $45,970       1,277        $22,605
================================================================================
C CLASS
--------------------------------------------------------------------------------
YEAR ENDED
NOVEMBER 30, 2006
SHARES AUTHORIZED       5,000,000                         N/A
================================================================================
Sold                        5,990        $31,096
-------------------
Redeemed                 (18,910)       (94,554)
--------------------------------------------------------------------------------
Net increase
(decrease)               (12,920)      $(63,458)
================================================================================
YEAR ENDED
NOVEMBER 30, 2005
SHARES AUTHORIZED       5,000,000                         N/A
================================================================================
Sold                       14,845        $75,016
-------------------
Redeemed                    (527)        (2,516)
--------------------------------------------------------------------------------
Net increase
(decrease)                 14,318        $72,500
================================================================================

(continued)

------
24

Notes to Financial Statements

NOVEMBER 30, 2006

5. SECURITIES LENDING

As of November 30, 2006, the funds had no securities on loan. In the case of securities lending transactions, JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended
November 30, 2006.

7. RISK FACTORS

The funds concentrate their investments in a narrow segment of the total market.
Because of this, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the funds during the years ended November 30, 2006 and
November 30, 2005.

As of November 30, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                                       LIFE
                                                     SCIENCES       TECHNOLOGY
--------------------------------------------------------------------------------
Federal tax cost of investments                    $107,176,582    $109,198,928
================================================================================
Gross tax appreciation of investments               $12,216,626      $17,490,28
---------------------------------------------
Gross tax depreciation of investments                 (794,453)       (260,179)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                      $11,422,173      $17,230,10
================================================================================
Net tax appreciation (depreciation) on
derivatives and translation of assets
and liabilities in foreign currencies                    $1,247       $(22,868)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                 $11,423,420      $17,207,23
================================================================================
Undistributed ordinary income                                --             $79
---------------------------------------------
Accumulated capital losses                        $(17,046,292)  $(218,274,205)
---------------------------------------------
Currency loss deferral                               $(130,794)              --
--------------------------------------------------------------------------------

(continued)

------
25

Notes to Financial Statements

NOVEMBER 30, 2006

8. FEDERAL TAX INFORMATION (CONTINUED)

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------
                                                2009                 2010
--------------------------------------------------------------------------------
Life Sciences                                    --              $(17,046,292)
--------------------------------------------------------------------------------
Technology                                 $(165,539,375)        $(52,734,830)
--------------------------------------------------------------------------------

The capital and currency loss deferrals represent net foreign currency losses incurred in the one-month period ended November 30, 2006. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
26

Life Sciences - Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                                 INVESTOR CLASS
--------------------------------------------------------------------------------
                            2006        2005        2004        2003        2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $5.32       $4.69       $4.36       $3.54       $4.87
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(1)        (0.04)      (0.04)      (0.04)      (0.03)      (0.04)
------------------------
  Net Realized and
  Unrealized Gain (Loss)  (0.06)        0.67        0.37        0.85      (1.29)
--------------------------------------------------------------------------------
  Total From
  Investment Operations   (0.10)        0.63        0.33        0.82      (1.33)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $5.22       $5.32       $4.69       $4.36       $3.54
================================================================================
  TOTAL RETURN(2)        (1.88)%      13.43%       7.57%      23.16%    (27.31)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                 1.46%       1.50%       1.50%       1.50%       1.50%
------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (0.67)%     (0.81)%     (0.85)%     (0.89)%     (0.88)%
------------------------
Portfolio Turnover
Rate                        151%        162%        215%        138%        272%
------------------------
Net Assets,
End of Period
(in thousands)          $112,648    $155,835    $155,530    $160,187    $146,324
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
27

Life Sciences - Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                               INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                            2006        2005        2004        2003        2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $5.38       $4.74       $4.40       $3.56       $4.89
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(1)        (0.02)      (0.03)      (0.03)      (0.03)      (0.03)
------------------------
  Net Realized and
  Unrealized Gain (Loss)  (0.07)        0.67        0.37        0.87      (1.30)
--------------------------------------------------------------------------------
  Total From
  Investment Operations   (0.09)        0.64        0.34        0.84      (1.33)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $5.29       $5.38       $4.74       $4.40       $3.56
================================================================================
  TOTAL RETURN(2)        (1.67)%      13.50%       7.73%      23.60%    (27.20)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                 1.26%       1.30%       1.30%       1.30%       1.30%
------------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets               (0.47)%     (0.61)%     (0.65)%     (0.69)%     (0.68)%
------------------------
Portfolio Turnover Rate     151%        162%        215%        138%        272%
------------------------
Net Assets, End of
Period (in thousands)     $2,744      $3,953      $3,510      $4,019      $3,365
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
28

Life Sciences - Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                                  ADVISOR CLASS
--------------------------------------------------------------------------------
                            2006        2005        2004        2003        2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $5.25       $4.64       $4.33       $3.51       $4.86
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(1)        (0.05)      (0.05)      (0.05)      (0.04)      (0.05)
------------------------
  Net Realized and
  Unrealized Gain (Loss)  (0.06)       0.66         0.36        0.86      (1.30)
--------------------------------------------------------------------------------
  Total From
  Investment Operations   (0.11)       0.61         0.31        0.82      (1.35)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $5.14      $5.25        $4.64       $4.33       $3.51
================================================================================
  TOTAL RETURN(2)        (2.10)%     13.15%        7.16%      23.36%    (27.78)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                 1.71%      1.75%        1.75%       1.75%       1.75%
------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets    (0.92)%    (1.06)%      (1.10)%     (1.14)%     (1.13)%
------------------------
Portfolio Turnover Rate     151%       162%         215%        138%        272%
------------------------
Net Assets, End of
Period (in thousands)       $140       $168         $107         $46         $25
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
29

Life Sciences - Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                                     C CLASS
--------------------------------------------------------------------------------
                            2006        2005        2004        2003        2002
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $5.11       $4.56       $4.28       $3.49       $4.87
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(1)        (0.09)      (0.09)      (0.08)      (0.07)      (0.08)
------------------------
  Net Realized and
  Unrealized Gain (Loss)  (0.05)        0.64        0.36        0.86      (1.30)
--------------------------------------------------------------------------------
  Total From
  Investment Operations   (0.14)        0.55        0.28        0.79      (1.38)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $4.97       $5.11       $4.56       $4.28       $3.49
================================================================================
  TOTAL RETURN(2)        (2.74)%      12.06%       6.54%      22.64%    (28.34)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                 2.46%       2.50%       2.50%       2.50%       2.50%
------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets    (1.67)%     (1.81)%     (1.85)%     (1.89)%     (1.88)%
------------------------
Portfolio Turnover Rate     151%        162%        215%        138%        272%
------------------------
Net Assets, End of
Period (in thousands)        $35        $102         $25         $10          $6
--------------------------------------------------------------------------------
(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
30

Technology - Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                             INVESTOR CLASS
--------------------------------------------------------------------------------
                          2006      2005       2004       2003(1)       2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period     $19.61     $18.20     $19.58      $14.40         $20.90
--------------------------------------------------------------------------------
Income From
Investment Operations
---------------------
  Net Investment
  Income (Loss)(2)      (0.24)     (0.19)     (0.24)      (0.19)         (0.20)
---------------------
  Net Realized and
  Unrealized
  Gain (Loss)             1.73       1.60     (1.14)        5.37         (6.30)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations              1.49       1.41     (1.38)        5.18         (6.50)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period           $21.10     $19.61     $18.20      $19.58         $14.40
================================================================================
  TOTAL RETURN(3)        7.60%      7.75%    (7.05)%      35.97%       (31.10)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets               1.51%      1.51%      1.50%       1.50%          1.50%
---------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (1.15)%    (1.06)%    (1.30)%     (1.25)%        (1.20)%
---------------------
Portfolio
Turnover Rate             385%       388%       279%        218%           251%
---------------------
Net Assets,
End of Period
(in thousands)        $122,353   $137,710   $166,986    $202,884       $127,767
--------------------------------------------------------------------------------
(1) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
31

Technology - Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                               INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                          2006      2005       2004       2003(1)       2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period     $19.84    $18.38     $19.74        $14.50        $21.00
--------------------------------------------------------------------------------
Income From
Investment
Operations
---------------------
  Net Investment
  Income (Loss)(2)      (0.20)    (0.15)     (0.20)        (0.16)        (0.20)
---------------------
  Net Realized and
  Unrealized
  Gain (Loss)             1.76      1.61     (1.16)          5.40        (6.30)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations              1.56      1.46     (1.36)          5.24        (6.50)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period           $21.40    $19.84     $18.38        $19.74        $14.50
================================================================================
  TOTAL RETURN(3)        7.86%     7.94%    (6.89)%        36.14%      (30.95)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets               1.31%     1.31%      1.30%         1.30%         1.30%
---------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (0.95)%   (0.86)%    (1.10)%       (1.05)%       (1.00)%
---------------------
Portfolio
Turnover Rate             385%      388%       279%          218%          251%
---------------------
Net Assets, End
of Period
(in thousands)          $5,051    $6,099     $7,805       $10,191        $8,444
--------------------------------------------------------------------------------
(1) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
32

Technology - Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                                  ADVISOR CLASS
--------------------------------------------------------------------------------
                          2006      2005       2004       2003(1)       2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period     $19.30    $17.96     $19.37       $14.30        $20.80
--------------------------------------------------------------------------------
Income From
Investment
Operations
--------------------
  Net Investment
  Income (Loss)(2)      (0.28)    (0.24)     (0.27)       (0.20)        (0.20)
--------------------
  Net Realized and
  Unrealized
  Gain (Loss)             1.70      1.58     (1.14)         5.27        (6.30)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations              1.42      1.34     (1.41)         5.07        (6.50)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period           $20.72    $19.30     $17.96       $19.37        $14.30
================================================================================
  TOTAL RETURN(3)        7.36%     7.46%    (7.28)%       35.45%      (31.25)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets               1.76%     1.76%      1.75%        1.75%         1.75%
--------------------
Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (1.40)%   (1.31)%    (1.55)%      (1.50)%       (1.45)%
--------------------
Portfolio
Turnover Rate             385%      388%       279%         218%          251%
--------------------
Net Assets, End of
Period (in thousands)     $139      $109        $78          $18           $54
--------------------------------------------------------------------------------
(1) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
33

Report of Independent Registered Public
Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Life Sciences Fund and Technology Fund
(collectively the "Funds"), two of the mutual funds comprising American Century
World Mutual Funds, Inc., as of November 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Life
Sciences Fund and Technology Fund, as of November 30, 2006, the results of their operations for the year then ended, the changes in the net assets for each of the two years for the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 16, 2007

------
34

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 14 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
35

Management

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Principal, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to July 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB Acquisition
Group LLC (September 2006 to present); President and Chief Executive Officer,
American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(continued)

------
36

Management

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries (April 2005 to September 2006); Director, ACC, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
Number of Portfolios in Fund Complex Overseen by Director: 66
Other Directorships Held by Director: None
--------------------------------------------------------------------------------
(1) James E. Stowers, Jr. is the father of James E. Stowers III.

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(February 2006 to present); Executive Vice President, ACC (November 2005 to present); Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

(continued)

------
37

Management

--------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (June 1997 to September
2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006);
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
38

Approval of Management Agreements for Life Sciences and Technology

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Life Sciences and Technology (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory

(continued)

------
39

Approval of Management Agreements for Life Sciences and Technology

fee. The board also had the benefit of the advice of its independent counsel throughout the period.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design
* portfolio security selection
* initial capitalization/funding
* securities trading
* custody of fund assets
* daily valuation of the funds' portfolio
* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications
* legal services
* regulatory and portfolio compliance
* financial reporting
* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds

(continued)

------
40

Approval of Management Agreements for Life Sciences and Technology

managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results
(e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Life Sciences' performance was below the median for its peer group for the one year period and equal to the median for the three year period during part of the past year. Technology's performance was above the median of its peer group for the one year period and below the median for the three year period during part of the past year. The board discussed the funds'
performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to

(continued)

------
41

Approval of Management Agreements for Life Sciences and Technology

measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The
Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds'
unified fee to the total expense ratio of other funds in the funds' peer group.
The unified fee charged to shareholders of the funds was above the median of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

(continued)

------
42

Approval of Management Agreements for Life Sciences and Technology

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors of Technology, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the investment management agreement between Technology and the advisor is fair and reasonable in light of the services provided and should be renewed.

The independent directors of Life Sciences negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective August 1, 2006, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between Life Sciences and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
43

Share Class Information

Four classes of shares are authorized for sale by Life Sciences: Investor Class,
Institutional Class, Advisor Class and C Class. Three classes of shares are authorized for sale by Technology: Investor Class, Institutional Class and
Advisor Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class and C Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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44

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc. and American Century Global
Investment Management, Inc., the funds' investment advisors, are responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange Commission's website at
sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at
sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

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45

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000(reg.tm) GROWTH INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 2000(reg.tm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P COMPOSITE 1500 INDEX combines the S&P 500, MidCap 400 and

(continued)

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46

Index Definitions

SmallCap 600 indices. The S&P COMPOSITE 1500 HEALTH CARE INDEX represents those
S&P Composite 1500 companies in two main industry groups: Health care equipment and supplies companies or companies that provide health care related services, and companies that provide research, development, production and marketing of pharmaceuticals and biotechnology products. The S&P COMPOSITE 1500 TECHNOLOGY
INDEX represents those S&P Composite 1500 companies in two main industry groups:
Technology software and services companies, and technology hardware and equipment companies.

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47

Notes

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48

[blank inside back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                       PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
                                                                   COMPANIES

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.
American Century Investment Services, Inc., Distributor

(c)2007 American Century Proprietary Holdings, Inc. All rights reserved.

0701
SH-ANN-52642S

ITEM 2.  CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    D.D.  (Del)  Hock,  Donald  H.  Pratt  and  Thomas  A.  Brown  are the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2005:  $152,470
          FY 2006:  $202,398

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2005:  $0
          FY 2006:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2005:  $0
          FY 2006:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2005:  $23,535
          FY 2006:  $32,267

          These services  included  review of federal and state income tax forms and federal excise tax forms.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2005:  $0
          FY 2006:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2005:  $0
          FY 2006:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2005:  $0
          FY 2006:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2005:  $186,271
          FY 2006:  $201,504

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure  required by Item 2 of Form N-CSR,  was filed as Exhibit 12(a)(1) to American  Century Asset  Allocation  Portfolios,
         Inc.'s Certified  Shareholder Report on Form N-CSR, File No. 811-21591,
         on September 29, 2005.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

By:      /s/   William M. Lyons
         -----------------------------------------------
         Name:      William M. Lyons
         Title:     President

Date:    January 29, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  William M. Lyons
         -----------------------------------------------
         Name:      William M. Lyons
         Title:     President
                    (principal executive officer)

Date:    January 29, 2007

By:      /s/   Robert J. Leach
         -----------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:   January 29, 2007